UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: September 29, 2008 (commencement of operations) — August 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEMMX

Putnam Emerging Markets Equity Fund

Annual report
8|31|09

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Emerging Markets
Equity Fund

Annual report
8 | 31 | 09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Manager	5
Your fund’s performance	8
Your fund’s expenses	9
Terms and definitions	11
Trustee approval of management contract	12
Other information for shareholders	18
Financial statements	20
Federal tax information	35
About the Trustees	36
Officers	40

Message from the Trustees

Dear Fellow Shareholder:

Securities markets in the United States and around the world have exhibited historic resiliency in recent months. Stock market indexes and some types of bonds have risen sharply from the lows hit earlier this year. These returns — among the most dramatic rebounds in a generation — have naturally drawn investors back into the markets and away from safe-haven U.S. Treasuries.

We welcome these bullish trends and the potential for investors to recoup losses from 2008’s dramatic downturn. However, we note that the economic recovery is a work in progress. The markets could very well pause in the coming months before returning to full health.

We are pleased to report that many Putnam mutual funds have delivered improved results over the past year, reflecting the substantial efforts of an investment team infused with new talent and a singular focus. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, seasoned research analysts, and traders.

Beyond our primary goal of seeking superior investment results for you, Putnam and the Board of Trustees continue to seek other ways to promote the interests of shareholders in the Putnam funds. This fall, you will be asked to vote on several such measures, including one proposal that could lower the management fees you pay (see page 18 for details). By now you should have received a proxy mailing from Putnam. Be sure to act promptly by voting online, by phone, or by returning your signed proxy card.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in developing economies

The world’s emerging markets — from Mexico and Brazil to Poland and Turkey — offer investors attractive opportunities. These markets can generate sustained economic growth in excess of most developed economies, and are home to stocks of world-class companies that sell at attractive valuations.

Putnam Emerging Markets Equity Fund pursues growth by investing in stocks of companies that are headquartered in emerging markets across Asia, Latin America, Eastern Europe, the Middle East, and Africa.

During the 1980s and 1990s, emerging markets were set back by several high-profile crises, including the Mexican Peso Crisis of 1994, the so-called “Asian Contagion” of 1997, and the Russian Debt Default of 1998. At the root of these events was an over-reliance on capital from abroad and a lack of economic infrastructure to channel capital into productive purposes.

Following these crises, a number of the countries involved implemented structural reforms to stabilize investment and economic development potential. Examples include improved corporate governance, more highly developed commercial and legal structures, and responsible fiscal and monetary policies.

Over the past decade, emerging markets have benefited from more locally generated economic growth. Infrastructure development, such as the construction of roads, port facilities, and urban centers, has provided many countries with greater production capacity. A higher level of domestic consumer spending has been a source of more sustainable growth, because it is less dependent on conditions in other markets.

As a result, the more recent history of many emerging markets has been one of strength and stabilization. In many of these countries, national wealth has risen rapidly in recent years. Also, economic growth has proceeded at a more rapid pace than in most of the world’s developed markets.

The fund seeks to invest in companies benefiting from the rising wealth and infrastructure development in emerging markets. It targets stocks believed to be worth more than their current prices indicate. To identify these stocks, Putnam makes use of its extensive global research capabilities with more than 30 years of experience investing internationally, and over a decade of experience investing in emerging markets.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses.

Stock selection relies on
fundamental research and
a thorough process

In selecting holdings for the portfolio, the fund manager works autonomously while taking advantage of Putnam’s global research resources, because investing in emerging economies requires consistent insights from multiple information sources. The investment process has three key stages:

Stock analysis

With support from Putnam’s global industry analysts, the fund manager screens over 1,000 stocks from across emerging markets to find the most attractive 250 candidates for the fund. He then analyzes these stocks with fundamental tools to find those with the most attractive valuations relative to their growth potential.

Macroeconomic factors

The fund manager incorporates valuable top-down, macroeconomic insights about individual emerging markets from Putnam’s global asset allocation group, emerging markets debt team, and currency investment unit.

Portfolio construction

Putnam’s proprietary risk management tools help in building a balanced portfolio of approximately 80 stocks, ensuring that the portfolio has exposure to diverse sources of return to mitigate risk.

Developments and events that have affected emerging markets

2	3

Performance and
portfolio snapshots

Total return (%) comparison as of 8/31/09

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, visit putnam.com.

“Emerging markets today are a powerful engine
for growth akin to the United States during the
Industrial Revolution.”

Daniel Graña, Portfolio Manager, Putnam Emerging Markets Equity Fund

The top 10 country allocations represent 87.1% of the fund’s portfolio value. The remaining balance of the fund’s portfolio is invested in 11 other countries. Data excludes exposure to some countries achieved through various derivative instruments. Weightings will vary over time.

Global composition as of 8/31/09

4

Interview with your
fund’s Portfolio Manager

Daniel Graña

Daniel, Putnam Emerging Markets Equity Fund began operations 11 months ago amid historic market volatility. How did the fund perform since then?

It was an extraordinarily volatile period for nearly all investors. The collapse of Lehman Brothers in September 2008 sparked a draining of liquidity from the global credit markets. Investors lost all appetite for risk, selling off everything but the safest investments, namely U.S. Treasuries. Emerging-market equities was among the hardest hit asset classes, dropping by more than 35% during the first half of the reporting period, as measured by the MSCI Emerging Markets Index. Since then, investors have returned to global stock markets in force, sending emerging-market equities more than 50% higher since March. The result of this rollercoaster-like ride was a total return of 3.20% for the fund, which lagged the 10.84% return of its benchmark, the MSCI Emerging Markets Index.

What were some factors that led to the fund’s underperformance of its benchmark?

Stock selection was the main driver of fund performance. Both the best- and worst-performing sectors for the fund did so as a result of stock picking rather than the fund’s weighting of those sectors relative to the benchmark. On the negative side, basic materials and financials were the biggest detractors from performance. The best performers, on the other hand, were technology and consumer cyclical stocks.

As I alluded to earlier, it was an extremely difficult environment in which to be investing. Not only did we experience exceptional market volatility in late 2008 as investors’ flight to quality sent equity prices tumbling, but the subsequent rebound also happened much faster than I had anticipated. The result was that during those sharp market declines, the fund was positioned a little more aggressively, in hindsight, than I would have preferred. Likewise, the fund was not positioned for as rapid a recovery in the emerging markets as we experienced, but I believe that over the longer term, maintaining a more moderate risk profile will serve investors well.

In addition to those challenges, the fund’s fair-value accounting practices also weighed on returns. To discourage short-term trading or attempts at market timing, the fund’s net asset value is sometimes adjusted — up or down — in anticipation of what overseas stock markets will do the day after large swings in U.S. stocks. In essence, because the U.S. markets are open later than those in Europe and Asia, the fund will price in

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the period from 9/29/08 (commencement of operations) to 8/31/09. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 11.

5

breaking news from late in the U.S. trading day that has yet to be reflected in international stock prices. Unfortunately, the fund made just such an adjustment — in this case, down — on the last day of the reporting period, which detracted from its performance relative to the benchmark index.

IN THE NEWS

The recession is likely over, according to Federal Reserve Chairman Ben Bernanke. In a September speech marking the one-year anniversary of the Lehman Brothers collapse, Bernanke cited growth in the manufacturing sector, stabilizing home prices, and improving retail sales data as signs that the U.S. economy had entered a recovery. The Fed chief cautioned, however, that the rebound is likely to be gradual and that new job creation may not improve as quickly as many hope. In fact, the Bureau of Labor Statistics reported the national unemployment rate reached a 26-year high of 9.7% in August, as more than 7.4 million jobs have been lost since the recession began in late 2007. Despite the economy’s uncertain footing, U.S. consumer spending and confidence both inched higher in recent reports — an encouraging sign from a sector that accounts for 70% of gross domestic product (GDP).

How was the fund positioned over the period on a country basis, and how did that positioning affect performance?

Two markets in particular had a significant impact on performance. In India, the ruling party fared much better in the recent parliamentary elections than was expected, and investor enthusiasm sent the market up 17% in one day. The Taiwanese markets, meanwhile, posted back-to-back days of 7% gains, the maximum gain allowed before the markets cease trading. Taiwan’s government had surprised investors by signing legislation signaling a closer economic relationship with China, which was viewed as a highly positive development for Taiwanese businesses. The fund had fairly sizable underweights in both markets, which combined account for nearly 18% of the benchmark index.

Which individual securities had an impact on returns?

Among the best-performing holdings was Desarrolladora Homex — known as “Homex” — a construction company that builds entry-level and middle-income housing in Mexico. The market for lower-income housing is the fastest-growing segment of that country’s housing market, but nonetheless the stock got severely hurt in the market sell-off. I bought the stock on its attractive valuation, and it has since rallied considerably. Other holdings that helped performance included IVRCL Infrastructures & Projects, an Indian construction company;

Comba Telecom System Holdings, an Asian wireless company; and Shanda Interactive Entertainment, a Chinese digital entertainment company, none of which were held by

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	SECTOR

Samsung Electronics Co., Ltd. (3.5%)	South Korea	Technology
China Construction Bank Corp. (2.8%)	China	Financials
Industrial & Commercial Bank of China (2.7%)	China	Financials
America Movil SAB de CV Ser. L. (2.5%)	United States	Communication services
Petroleo Brasileiro SA (Preference shares) (2.1%)	Brazil	Energy
Taiwan Semiconductor Manufacturing Co., Ltd. (2.1%)	Taiwan	Technology
Hon Hai Precision Industry Co., Ltd. (2.1%)	Taiwan	Technology
China Mobile, Ltd. (2.1%)	China	Communication services
Aldar Properties PJSC (2.0%)	United Arab Emirates	Financials
Gazprom (1.8%)	Russia	Energy

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/09. Short-term holdings are excluded. Holdings will vary over time.

6

the benchmark. With the exception of Shanda Interactive Entertainment, which the fund still holds, all of these stocks were sold on strength before the end of the period.

Two positions that detracted from returns were warrants issued by Aldar Properties, an Abu Dhabi property developer, and Air Arabia, a low-cost Middle East air carrier. Both stocks are, in part, investments in the Gulf Cooperation Council [the GCC], a six-country Persian Gulf trading bloc, excluding Iran. The GCC countries have a number of characteristics that make them attractive investment opportunities: vast sums of oil wealth, a burgeoning youth population about to enter the workforce, and primarily monarchical governments with vested interests in retaining power. I believe this combination points to accelerating job creation and infrastructure spending in the years ahead. It’s a compelling opportunity, and none of these markets are reflected in the benchmark. In the case of Aldar, the fund owned both the company’s stock, which appreciated, and a warrant, which declined in value and was sold during the period. Air Arabia, meanwhile, also appreciated during the period, but lagged the emerging markets index as a whole.

What is your outlook for the emerging markets over the near term?

Emerging markets over the past 20 years have made some substantial changes: governments have shored up their balance sheets, corporations have adopted more transparent accounting standards, and consumers generally have kept household debt low. Consequently, some emerging markets now have the ability to engage in counter-cyclical macroeconomic policy, which means that — just like developed markets — they are able to cut local interest rates and run budget deficits when economic activity declines in order to stimulate growth. In many of the markets I follow, this is the first time some of these governments have been able to fully engage in setting their own independent monetary and fiscal policies. Moreover, emerging markets are home to many globally competitive companies geared to faster and more profitable growth than their developed market peers. As a result, I believe emerging markets should be particularly attractive over the next several years, especially given the challenges facing the United States and other developed nations.

With such a broad universe of attractive opportunities, an actively managed, research-centered fund such as Putnam Emerging Markets Equity Fund should stand to benefit.

Thank you, Daniel, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel Graña has an M.B.A. from Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1993.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the fiscal year ended August 31, 2009. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since September 29, 2008 (commencement of operations). Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 8/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	3.20%	–2.73%	2.50%	–2.50%	2.50%	1.50%	2.70%	–0.87%	2.90%	3.50%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 9/29/08 to 8/31/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,250 ($9,750 with contingent deferred sales charge). Class C shares would have been valued at $10,250 ($10,150 with contingent deferred sales charge). A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,913 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,290 and $10,350, respectively.

Comparative index returns For the period ended 8/31/09

		Lipper Emerging Markets Funds
	MSCI Emerging Markets Index	category average*

Life of fund	10.84%	4.07%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 8/31/09, there were 340 funds in this Lipper category.

8

Fund price and distribution information For the period ended 8/31/09

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/29/08*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

8/31/09	10.32	10.95	10.25	10.25	10.27	10.64	10.29	10.35

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of the fund.

Fund performance as of most recent calendar quarter Total return for period ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	13.80%	7.26%	13.00%	9.00%	13.00%	13.00%	13.30%	9.36%	13.50%	14.10%
Annual average	13.76	7.24	12.96	8.97	12.96	12.96	13.26	9.33	13.46	14.06

1 year	13.91	7.36	13.11	8.11	13.11	12.11	13.41	9.47	13.61	14.21

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year
ended 8/31/09*	1.85%	2.60%	2.60%	2.35%	2.10%	1.60%

Estimated total annual operating expenses for the
fiscal year ended 8/31/09	2.45%	3.20%	3.20%	2.95%	2.70%	2.20%

Annualized expense ratio for the six-month period
ended 8/31/09†	1.87%	2.62%	2.62%	2.37%	2.12%	1.62%

* Reflects Putnam Management’s decision to contractually limit expenses through August 31, 2009. Putnam Management and the fund’s Board of Trustees subsequently agreed, effective August 1, 2009, to replace the fund’s then-current expense limitation with a new expense limitation arrangement in effect through at least July 31, 2010.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on data in the financial highlights.

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Emerging Markets Equity Fund from March 1, 2009, to August 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$12.66	$17.70	$17.70	$16.03	$14.34	$10.99

Ending value (after expenses)	$1,686.30	$1,680.30	$1,680.30	$1,683.60	$1,684.10	$1,691.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2009, use the following calculation method. To find the value of your investment on March 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$9.50	$13.29	$13.29	$12.03	$10.76	$8.24

Ending value (after expenses)	$1,015.78	$1,012.00	$1,012.00	$1,013.26	$1,014.52	$1,017.04

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged index of equity securities from emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

11

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June  12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well

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and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June  30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services

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provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process —as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

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Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam Emerging Markets Equity Fund	0.942%	1.000%	(0.058)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers

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beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management

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already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds, including your fund, and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

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Other information for shareholders

Upcoming shareholder vote

The Putnam Funds will hold a shareholder meeting on November 19, 2009, in Boston, Massachusetts, to decide several proposals that affect your fund. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Shareholder proposals

1.Election of Trustees. The Putnam Funds’ Board of Trustees is responsible for overseeing the operation of the Putnam funds and for assuring that each fund is managed in the best interests of its shareholders. All but one of the Trustees are independent of Putnam Investments. All of the current Trustees work on your behalf and are up for re-election. The Trustees recommend you vote to elect all Trustees.

2. Shareholder-friendly changes to Putnam fund management fees. As a Putnam fund shareholder, you pay a management fee that covers key services such as portfolio management, securities trading, and accounting. The management fee typically represents the single largest component of a fund’s total expenses. Key benefits of the proposal include:

a. Lower management fees The change will result in reduced management fees for virtually all Putnam funds, including significantly lower management fees for fixed-income and asset allocation funds.

b. Fund family breakpoints Asset-level discounts for management fees will be based on the growth of all Putnam mutual fund assets, rather than an individual Putnam fund’s assets. This change will allow shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific fund is not growing.

c. Performance fees on U.S. growth funds, international funds, and Putnam Global Equity Fund These equity funds would have performance fees reflecting the strength or weakness of the investment performance of a given fund. Management fees for these funds would decline from their standard fee if the funds underperform their benchmarks and would rise if the funds outperform.

The Trustees recommend you vote for the proposed new management contracts that include these fee changes.

3. Updating investment restrictions of certain funds. Several different fund-specific proposals are included. However, all involve updating and standardizing investment restrictions in certain areas to provide portfolio managers with added investment flexibility, as well as to reduce administrative and compliance burdens for the funds. The Trustees recommend you vote to update and standardize these investment restrictions.

Please remember to vote

Delaying your vote will increase fund expenses if further mailings are required. If you complete your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

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Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2009, Putnam employees had $298,000,000 and the Trustees had $34,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Putnam Emerging Markets Equity Fund:

We have audited the accompanying statement of assets and liabilities of the Putnam Emerging Markets Equity Fund (the “fund”), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from September 29, 2008 (commencement of operations) to August 31, 2009. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Putnam Emerging Markets Equity Fund as of August 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 13, 2009

The fund’s portfolio 8/31/09

COMMON STOCKS (92.4%)*	Shares	Value

Aerospace and defense (0.9%)
Empresa Brasileira de Aeronautica SA
(Embraer) ADR (Brazil)	8,756	$185,977

		185,977
Agriculture (0.9%)
Perusahaan Perkebunan London Sumatra
Indonesia Tbk PT (Indonesia)	247,000	191,226

		191,226
Airlines (1.4%)
Air Arabia (United Arab Emirates)	1,021,877	283,969

		283,969
Automotive (1.9%)
Great Wall Motor Co., Ltd. (China)	199,500	171,952

PT Astra International TbK (Indonesia)	72,000	215,464

		387,416
Banking (19.3%)
ABSA Group, Ltd. (South Africa)	12,693	207,388

Banco do Brasil SA (Brazil)	16,500	228,853

Bank Mandiri Persero Tbk PT (Indonesia)	340,500	138,566

Bank of Baroda (India)	18,616	164,978

Bank of China Ltd. (China)	585,000	284,567

Bank Rakyat Indonesia (Indonesia)	379,500	286,273

China Construction Bank Corp. (China)	741,000	559,321

China Construction Bank Corp. 144A (China)	39,000	29,438

ICICI Bank, Ltd. (India)	487	7,493

Industrial & Commercial Bank of China (China)	799,000	545,368

Itau Unibanco Banco Multiplo SA ADR
(Preference) (Brazil)	11,102	185,959

Kasikornbank PCL NVDR (Thailand)	102,300	218,140

OTP Bank Rt (Hungary) †	10,081	261,731

Qatar National Bank SAQ (Qatar)	6,729	277,469

Sberbank RF (Russia)	109,776	164,269

State Bank of India, Ltd. (India)	3,993	142,552

Turkiye Garanti Bankasi AS (Turkey) †	49,824	185,178

		3,887,543
Beverage (1.0%)
Coca-Cola Femsa SA de CV ADR (Mexico)	4,601	205,113

		205,113
Cable television (0.7%)
Net Servicos de Comunicacao SA
(Preference) (Brazil) †	12,710	133,630

		133,630
Chemicals (0.6%)
Fertilizantes Fosfatados SA
(Preference) (Brazil) †	12,500	116,974

		116,974
Coal (2.3%)
Banpu PCL (Thailand)	16,886	198,162

Banpu PCL NVDR (Thailand)	8,700	102,097

Indo Tambangraya Megah PT (Indonesia)	66,000	159,841

		460,100
Commercial and consumer services (1.8%)
Companhia Brasileira de Meios de Pagamento
144A (Brazil)	2,300	20,048

LG Corp. (South Korea)	5,515	336,103

		356,151
Computers (0.6%)
Wistron Corp. (Taiwan)	61,388	119,008

		119,008
Construction (0.9%)
Asia Cement China Holdings Corp. (China)	311,000	184,589

		184,589
Consumer finance (0.4%)
Cia Brasileira de Meios de Pagamento (Brazil)	8,800	76,704

		76,704

COMMON STOCKS (92.4%)* cont.	Shares	Value

Consumer goods (1.2%)
Amorepacific Corp. (South Korea)	428	$249,527

		249,527
Electric utilities (1.0%)
Eletropaulo Metropolitana Eletricidade de Sao
Paulo SA Class B (Preference) (Brazil)	10,951	203,041

		203,041
Electrical equipment (0.9%)
El Sewedy Cables Holding Co. (Egypt)	12,329	185,622

		185,622
Electronics (8.2%)
Coretronic Corporation (Taiwan)	152,000	175,509

Hon Hai Precision Industry Co., Ltd. (Taiwan)	126,100	425,314

Radiant Opto-Electronics Corp. (Taiwan)	143,640	183,096

Samsung Electronics Co., Ltd. (South Korea)	1,157	714,381

Samsung Techwin Co., Ltd. (South Korea)	2,455	152,958

		1,651,258
Engineering and construction (1.2%)
GS Engineering & Construction Corp.
(South Korea)	1,542	118,178

Heerim Architects & Planners (South Korea)	13,977	132,080

		250,258
Financial (5.0%)
BM&F Bovespa SA (Brazil)	24,666	151,964

Hana Financial Group, Inc. (South Korea)	10,730	281,419

Korea Investment Holdings Co., Ltd.
(South Korea)	7,680	220,184

Shinhan Financial Group Co., Ltd. (South Korea) †	10,850	356,251

		1,009,818
Food (2.3%)
BRF — Brazil Foods S.A. (Brazil) †	6,400	142,516

Indofood Sukses Makmur Tbk PT (Indonesia)	469,000	116,377

Kuala Lumpur Kepong Bhd (Malaysia)	52,900	199,878

		458,771
Household furniture and appliances (1.2%)
Steinhoff International Holdings, Ltd.
(South Africa)	108,634	243,536

		243,536
Machinery (1.4%)
China National Materials Co., Ltd. (China)	348,000	287,822

		287,822
Media (1.0%)
Naspers, Ltd. Class N (South Africa)	6,410	210,293

		210,293
Metals (5.4%)
Anglo Platinum Ltd. †	2,537	225,870

Cia de Minas Buenaventura SA ADR (Peru)	6,849	173,074

Kazakhmys PLC (United Kingdom)	10,130	160,668

MMC Norilsk Nickel ADR (Russia)	24,250	263,919

Sterlite Industries India, Ltd. (India) †	8,670	119,989

Sterlite Industries India, Ltd. ADR (India)	10,459	140,046

		1,083,566
Oil and gas (10.7%)
CNOOC, Ltd. (China)	191,000	250,881

Gazprom (Russia)	73,223	364,601

KazMunaiGas Exploration Production
GDR (Kazakhstan)	6,490	141,208

Lukoil (Russia)	3,733	179,984

Petroleo Brasileiro SA ADR (Preference) (Brazil)	12,875	427,450

Petroleo Brasileiro SA ADR (Brazil)	7,988	316,644

Rosneft Oil Co. GDR (Russia)	23,253	147,282

Sasol, Ltd. (South Africa)	8,776	331,042

		2,159,092
Pharmaceuticals (0.4%)
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	1,678	86,417

		86,417

22

COMMON STOCKS (92.4%)* cont.	Shares	Value

Real estate (3.7%)
Aldar Properties PJSC (United Arab Emirates) †	306,456	$404,162

JHSF Participacoes SA (Brazil)	74,629	132,552

New World China Land, Ltd. (China)	429,200	204,349

		741,063
Retail (2.4%)
361 Degrees International, Ltd. (China) †	245,000	105,268

361 Degrees International, Ltd. 144A (China) †	63,000	27,069

Hyundai Department Store Co., Ltd. (South Korea) 2,024		154,957

Lotte Shopping Co., Ltd. (South Korea)	878	200,041

		487,335
Semiconductor (2.1%)
Taiwan Semiconductor Manufacturing
Co., Ltd. (Taiwan)	236,889	426,127

		426,127
Software (0.5%)
Shanda Interactive Entertainment, Ltd.
ADR (China) †	2,131	104,334

		104,334
Technology services (1.0%)
Sohu.com, Inc. (China) †	3,174	193,931

		193,931
Telecommunications (5.6%)
America Movil SAB de CV ADR Ser. L	11,171	504,371

China Mobile, Ltd. (China)	42,500	413,473

LG Dacom Corp. (South Korea)	13,880	204,526

		1,122,370

COMMON STOCKS (92.4%)* cont.	Shares	Value

Telephone (1.0%)
Qatar Telecom Q-Tel QSC (Qatar)	4,876	$201,701

		201,701
Tobacco (1.1%)
KT&G Corp. (South Korea)	4,194	226,040

		226,040
Transportation (0.9%)
DP World, Ltd. (United Arab Emirates)	436,127	183,173

		183,173
Water Utilities (1.5%)
Guangdong Investment, Ltd. (China)	532,000	272,519

		272,519
Total common stocks (cost $16,654,378)		$18,626,014

INVESTMENT COMPANIES (2.2%)*	Shares	Value

iShares MSCI Emerging Markets Index Fund	5,636	$199,007

iShares MSCI Taiwan Index Fund (Taiwan)	22,573	244,691

Total investment companies (cost $435,242)		$443,698

CONVERTIBLE PREFERRED STOCKS (1.4%)*	Shares	Value

Vale Capital, Ltd. Ser. RIO, $2.75 cv. pfd. (Brazil)	2,649	$105,377

Vale Capital, Ltd. Ser. RIO P, $2.75 cv. pfd. (Brazil) 4,188		174,472

Total convertible preferred stocks (cost $240,657)		$279,849

SHORT-TERM INVESTMENTS (3.2%)*	Shares	Value

Putnam Money Market Liquidity Fund [e]	645,092	$645,092

Total short-term investments (cost $645,092)		$645,092

TOTAL INVESTMENTS

Total investments (cost $17,975,369)		$19,994,653

Key to holding’s abbreviations

   ADR American Depository Receipts

   GDR Global Depository Receipts

* Percentages indicated are based on net assets of $20,149,139.

† Non-income-producing security.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

At August 31, 2009, liquid assets totaling $12,138 have been designated as collateral for open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at August 31, 2009 (as a percentage of Portfolio Value):

China	18.2%	South Africa	5.0%	Malaysia	1.0%

South Korea	16.7	United Arab Emirates	4.4	Egypt	0.9

Brazil	13.0	India	2.9	Turkey	0.9

United States	7.9	Thailand	2.6	Peru	0.9

Taiwan	7.9	Qatar	2.4	United Kingdom	0.8

Russia	5.6	Hungary	1.3	Kazakhstan	0.7

Indonesia	5.5	Mexico	1.0	Israel	0.4

				Total	100.0%

23

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/09		Aggregate	Delivery	Unrealized
(aggregate face value $801,143)	Value	face value	date	depreciation

South African Rand	$813,281	$801,143	9/17/09	$(12,138)

Total				$(12,138)

WRITTEN OPTIONS OUTSTANDING at 8/31/09 (premiums received $299)	Contract	Expiration date/
	amount	strike price	Value

Teva Pharmaceutical Industries, Ltd. (Israel) (Call)	$1,068	Sep-09/$54.34	$88

Total			$88

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/09

		Termi-
	Notional	nation	Fixed payments received (paid)	Total return received by	Unrealized
Swap counterparty	amount	date	by fund per annum	or paid by fund	appreciation

Merrill Lynch Capital Services
	$276	10/1/09	(1 month USD-LIBOR-BBA	MSCI 10 year Total Return Net	$19,151
			minus 2.50%)	Emerging Markets India USD Index

UBS, AG
	567	6/28/10	(3 month USD-LIBOR-BBA)	MSCI 10 year Total Return Net	12,956
				Emerging Markets India USD Index

Total					$32,107

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of August 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$925,898	$650,457	$—

Capital goods	724,057	185,622	—

Communication services	1,256,000	201,701	—

Consumer cyclicals	1,230,902	453,829	—

Consumer staples	1,139,451	—	—

Energy	1,455,075	1,164,117	—

Financials	4,214,931	1,500,197	—

Health care	86,417	—	—

Technology	2,494,658	—	—

Transportation	183,173	283,969	—

Utilities and power	475,560	—	—

Total Common stocks	14,186,122	4,439,892	—

Convertible preferred stocks	—	279,849	—

Investment companies	443,698	—	—

Short-term investments	645,092	—	—

Totals by level	$15,274,912	$4,719,741	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$19,881	$—

Other financial instruments include written options, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

24

Statement of assets and liabilities 8/31/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $17,330,277)	$19,349,561
Affiliated issuers (identified cost $645,092) (Note 7)	645,092

Foreign currency (cost $101,705) (Note 1)	100,886

Dividends, interest and other receivables	42,303

Receivable for shares of the fund sold	204,352

Receivable for investments sold	473,561

Unrealized appreciation on swap contracts (Note 1)	32,107

Receivable from Manager (Note 2)	81,348

Unamortized offering costs (Note 1)	12,433

Foreign tax reclaim	427

Total assets	20,942,070

LIABILITIES

Payable to custodian (Note 2)	155,891

Payable for investments purchased	352,695

Payable for shares of the fund repurchased	9,236

Payable for investor servicing fees (Note 2)	5,994

Payable for custodian fees (Note 2)	56,282

Payable for Trustee compensation and expenses (Note 2)	1,208

Payable for administrative services (Note 2)	135

Payable for distribution fees (Note 2)	7,671

Payable for offering costs (Note 1)	100,784

Unrealized depreciation on forward currency contracts (Note 1)	12,138

Written options outstanding, at value (premiums received $299)
(Notes 1 and 3)	88

Payable for auditing	66,500

Other accrued expenses	24,309

Total liabilities	792,931

Net assets	$20,149,139

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1, 4 and 6)	$18,164,551

Undistributed net investment income (Note 1)	46,188

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(100,423)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	2,038,823

Total — Representing net assets applicable to
capital shares outstanding	$20,149,139

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per
class A share ($15,707,430 divided by 1,522,430 shares)	$10.32

Offering price per class A share (100/94.25 of $10.32)*	$10.95

Net asset value and offering price per
class B share ($1,909,053 divided by 186,271 shares)**	$10.25

Net asset value and offering price per
class C share ($370,361 divided by 36,137 shares)**	$10.25

Net asset value and redemption price per
class M share ($280,893 divided by 27,339 shares)	$10.27

Offering price per class M share (100/96.50 of $10.27)*	$10.64

Net asset value, offering price and redemption price per
class R share ($10,294 divided by 1,000 shares)	$10.29

Net asset value, offering price and redemption price per
class Y share ($1,871,108 divided by 180,846 shares)	$10.35

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

25

Statement of operations For the period 9/29/08
(commencement of operations) to 8/31/09

INVESTMENT INCOME

Dividends (net of foreign tax of $21,408)	$196,575

Interest (including interest income of $989 from investments
in affiliated issuers) (Note 7)	3,535

Total investment income	200,110

EXPENSES

Compensation of Manager (Note 2)	69,442

Investor servicing fees (Note 2)	25,804

Custodian fees (Note 2)	62,958

Trustee compensation and expenses (Note 2)	13,895

Administrative services (Note 2)	13,473

Distribution fees — Class A (Note 2)	14,568

Distribution fees — Class B (Note 2)	4,277

Distribution fees — Class C (Note 2)	706

Distribution fees — Class M (Note 2)	501

Distribution fees — Class R (Note 2)	36

Amortization of offering costs (Note 1)	149,643

Auditing	75,395

Other	46,120

Fees waived and reimbursed by Manager (Note 2)	(344,638)

Total expenses	132,180

Expense reduction (Note 2)	(348)

Net expenses	131,832

Net investment income	68,278

Net realized loss on investments (net of foreign tax of $21,126)
(Notes 1 and 3)	(87,408)

Net realized loss on swap contracts (Note 1)	(33,113)

Net realized loss on foreign currency transactions (Note 1)	(1,992)

Net unrealized depreciation of assets and liabilities in
foreign currencies during the period	(12,779)

Net unrealized appreciation of investments, swap contracts
and written options during the period	2,051,602

Net gain on investments	1,916,310

Net increase in net assets resulting from operations	$1,984,588

Statement of changes in net assets

INCREASE IN NET ASSETS
For the period 9/29/08
(commencement of operations)
to 8/31/09

Operations:

Net investment income	$68,278

Net realized loss on investments and foreign
currency transactions	(122,513)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	2,038,823

Net increase in net assets resulting from operations	1,984,588

Redemption fees (Note 1)	4,838

Increase from capital share transactions (Note 4)	13,159,713

Total increase in net assets	15,149,139

NET ASSETS

Beginning of period (Note 6)	5,000,000

End of period (including undistributed net investment
income of $46,188)	$20,149,139

The accompanying notes are an integral part of these financial statements.

26

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27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:

										Ratio of net
								Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	Net realized and unrealized	Total from	Redemption	Net asset value,	Total return at net	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) a	gain (loss) on investments	investment operations	fees	end of period	asset value (%) b	(in thousands)	net assets (%) c,d	net assets (%) c	turnover (%)

Class A
August 31, 2009 †	$10.00	.08	.23	.31	.01	$10.32	3.20 *	$15,707	1.72 *	.94 *	146.65 *

Class B
August 31, 2009 †	$10.00	.02	.22	.24	.01	$10.25	2.50 *	$1,909	2.41 *	.20 *	146.65 *

Class C
August 31, 2009 †	$10.00	.01	.23	.24	.01	$10.25	2.50 *	$370	2.41 *	.05 *	146.65 *

Class M
August 31, 2009 †	$10.00	.04	.22	.26	.01	$10.27	2.70 *	$281	2.18 *	.41 *	146.65 *

Class R
August 31, 2009 †	$10.00	.06	.23	.29	— e	$10.29	2.90 *	$10	1.95 *	.78 *	146.65 *

Class Y
August 31, 2009 †	$10.00	.11	.23	.34	.01	$10.35	3.50 *	$1,871	1.49 *	1.19 *	146.65 *

* Not annualized.

† For the period September 29, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of average net assets

August 31, 2009	4.57%

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 8/31/09

Note 1: Significant accounting policies

Putnam Emerging Markets Equity Fund (the “fund”) is a diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation by investing in a portfolio primarily consisting of common stocks of small and midsized developing (also known as emerging) markets companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund commenced operations on September 29, 2008 and began offering each class of shares to the public on October 15, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, October 13, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At August 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net

30

investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

F) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At August 31, 2009, the fund had a net liability position of $12,138 on derivative contracts subject to the Master Agreements.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date.

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Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on passive foreign investment companies, foreign tax credits, income on swap contracts and India tax reclasses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended August 31, 2009, the fund reclassified $22,090 to decrease undistributed net investment income, with a decrease to accumulated net realized losses of $22,090.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2009 were as follows:

Unrealized appreciation	$2,204,014
Unrealized depreciation	(338,336)

Net unrealized appreciation	1,865,678
Undistributed ordinary income	79,994
Undistributed short-term gain	39,286

Cost for federal income tax purposes	$18,128,975

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Offering costs The offering costs of $162,076 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, 0.73% of the next $5 billion, 0.72% of the next $5 billion, 0.71% of the next $5 billion, 0.70% of the next $5 billion, 0.69% of the next $5 billion, 0.68% of the next $8.5 billion, and 0.67% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended August 31, 2009, the fund’s expenses were reduced by $282,319 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended August 31, 2009, the fund’s expenses were reduced by $62,319 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended August 31, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At August 31, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the period ended August 31, 2009, the fund’s expenses were reduced by $345 under the expense offset arrangements and by $3 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $11, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual

32

attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,901 and $24 from the sale of class A and class M shares, respectively, and received $1,035 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the period ended August 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $28,210,469 and $10,832,800, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended August 31, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of period	$—	$—

Options opened	1,068	299

Options exercised	—	—

Options expired	—	—

Options closed	—	—

Written options outstanding
at end of period	$ 1,068	$299

Note 4: Capital shares

At August 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 9/29/08
	(commencement of operations) to 8/31/09

Class A	Shares	Amount

Shares sold	1,138,938	$10,429,656

Shares issued in
connection with
reinvestment of
distributions	—	—

	1,138,938	10,429,656

Shares
repurchased	(111,508)	(1,015,215)

Net increase	1,027,430	$9,414,441

	For the period 9/29/08
	(commencement of operations) to 8/31/09

Class B	Shares	Amount

Shares sold	194,581	$1,738,580

Shares issued in
connection with
reinvestment of
distributions	—	—

	194,581	1,738,580

Shares
repurchased	(9,310)	(83,167)

Net increase	185,271	$1,655,413

	For the period 9/29/08
	(commencement of operations) to 8/31/09

Class C	Shares	Amount

Shares sold	35,174	$332,752

Shares issued in
connection with
reinvestment of
distributions	—	—

	35,174	332,752

Shares
repurchased	(37)	(382)

Net increase	35,137	$332,370

	For the period 9/29/08
	(commencement of operations) to 8/31/09

Class M	Shares	Amount

Shares sold	26,358	$238,520

Shares issued in
connection with
reinvestment of
distributions	—	—

	26,358	238,520

Shares
repurchased	(19)	(189)

Net increase	26,339	$238,331

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	For the period 9/29/08
	(commencement of operations) to 8/31/09

Class R	Shares	Amount

Shares sold	—	$—

Shares issued in
connection with
reinvestment of
distributions	—	—

	—	—

Shares
repurchased	—	—

	—	$—

	For the period 9/29/08
	(commencement of operations) to 8/31/09

Class Y	Shares	Amount

Shares sold	192,064	$1,642,715

Shares issued in
connection with
reinvestment of
distributions	—	—

	192,064	1,642,715

Shares
repurchased	(12,218)	(123,557)

Net increase	179,846	$1,519,158

At August 31, 2009, Putnam Investments, LLC owned the following class shares:

		Percentage of
	Shares	ownership	Value

Class A	495,000	32.51%	$5,108,400

Class C	1,000	2.77	10,250

Class M	1,000	3.66	10,270

Class R	1,000	100.00	10,294

Class Y	1,000	0.55	10,350

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of August 31, 2009:

Market values of derivative instruments as of August 31, 2009

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
Statement 133	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts		—	Payables	$12,138

Equity contracts	Receivables	$32,107	Payables	88

Total		$32,107		$12,226

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the period ended August 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Forward currency
Derivatives not accounted for as hedging instruments under Statement 133	contracts	Swaps	Total

Foreign exchange contracts	$(4,179)	$—	$(4,179)

Equity contracts	—	(33,113)	(33,113)

Total	$(4,179)	$(33,113)	$(37,292)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments		Forward currency
under Statement 133	Options	contracts	Swaps	Total

Foreign exchange contracts	$—	$(12,138)	$—	$(12,138)

Equity contracts	211	—	32,107	32,318

Total	$211	$(12,138)	$ 32,107	$20,180

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Note 6: Initial capitalization and offering of shares

The fund was established as a series of the trust on September 29, 2008. Prior to September 29, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

	Capital contribution	Shares issued

Class A	$4,950,000	495,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $989 for the period ended August 31, 2009. During the period ended August 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $7,605,706 and $6,960,614, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund. In addition, the proposed management contract would provide for the management fee to be adjusted higher or lower based on the fund’s performance relative to its benchmark.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

For the period, interest and dividends from foreign countries were $216,840 or $0.11 per share (for all classes of shares). Taxes paid to foreign countries were $42,534 or $0.02 per share (for all classes of shares).

For its tax year ended August 31, 2009, the fund hereby designates 69.86%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

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About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. In addition, he serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology and holds an M.S. from State University of New York at Stonybrook.

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. In addition, he was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker

36

was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, Mr. Hill received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College in Danville, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group.

37

Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations.

Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and
President of the Funds since 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted

38

to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the Investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.
   Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

39

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management	Senior Associate Treasurer/Assistant Clerk
of Funds
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Nancy E. Florek (Born 1957)
Since 2004	Since 2004	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Senior Managing Director, Putnam	Assistant Treasurer and Proxy Manager
Putnam Investments	Investments, Putnam Management and	Since 2005
	Putnam Retail Management	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)
Vice President and	Robert R. Leveille (Born 1969)
Principal Financial Officer	Vice President and
Since 2002	Chief Compliance Officer
Senior Managing Director,	Since 2007
Putnam Investments	Managing Director, Putnam Investments,
Putnam Management, and Putnam
Janet C. Smith (Born 1965)	Retail Management
Vice President, Principal Accounting
Officer and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and
Managing Director, Putnam Investments	BSA Compliance Officer
and Putnam Management	Since 2002
Managing Director, Putnam Investments
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Judith Cohen (Born 1945)
Since 2007	Vice President,
Managing Director, Putnam Investments	Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

The address of each Officer is One Post Office Square, Boston, MA 02109.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Francis J. McNamara, III
Putnam Investment	Paul L. Joskow	Vice President and Chief Legal Officer
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	Robert R. Leveille
Boston, MA 02109	Robert E. Patterson	Vice President and
	George Putnam, III	Chief Compliance Officer
Investment Sub-Manager	Robert L. Reynolds
Putnam Investments Limited	W. Thomas Stephens	Mark C. Trenchard
57–59 St James’s Street	Richard B. Worley	Vice President and BSA Compliance Officer
London, England SW1A 1LD
	Officers	Judith Cohen
Investment Sub-Advisor	Robert L. Reynolds	Vice President, Clerk and
The Putnam Advisory	President	Assistant Treasurer
Company, LLC
One Post Office Square	Charles E. Porter	Wanda M. McManus
Boston, MA 02109	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
	Executive Officer, Associate Treasurer	and Assistant Clerk
Marketing Services	and Compliance Liaison
Putnam Retail Management		Nancy E. Florek
One Post Office Square	Jonathan S. Horwitz	Vice President, Assistant Clerk,
Boston, MA 02109	Senior Vice President and Treasurer	Assistant Treasurer and Proxy Manager

Custodian	Steven D. Krichmar
State Street Bank and Trust Company	Vice President and
Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting
Independent Registered Public	Officer and Assistant Treasurer
Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Ravi Akhoury
Charles B. Curtis	James P. Pappas
Robert J. Darretta	Vice President

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN065 258431 10/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2009*	$75,051	$--	$4,450	$-

* The fund commenced operations on September 29, 2008.

For the fiscal year ended August 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amount of $4,450, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: December 18, 2008 (commencement of operations) — August 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGCOX

Putnam Global Consumer Fund

Annual report
8 | 31 | 09

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of consumer companies worldwide.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Global Consumer
Fund

Annual report
8 | 31 | 09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Managers	5
Your fund’s performance	9
Your fund’s expenses	10
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	20
Financial statements	22
Federal tax information	37
About the Trustees	38
Officers	42

Message from the Trustees

Dear Fellow Shareholder:

Securities markets in the United States and around the world have exhibited historic resiliency in recent months. Stock market indexes and some types of bonds have risen sharply from the lows hit earlier this year. These returns — among the most dramatic rebounds in a generation — have naturally drawn investors back into the markets and away from safe-haven U.S. Treasuries.

We welcome these bullish trends and the potential for investors to recoup losses from 2008’s dramatic downturn. However, we note that the economic recovery is a work in progress. The markets could very well pause in the coming months before returning to full health.

We are pleased to report that many Putnam mutual funds have delivered improved results over the past year, reflecting the substantial efforts of an investment team infused with new talent and a singular focus. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, seasoned research analysts, and traders.

Beyond our primary goal of seeking superior investment results for you, Putnam and the Board of Trustees continue to seek other ways to promote the interests of shareholders in the Putnam funds. This fall, you will be asked to vote on several such measures, including one proposal that could lower the management fees you pay (see page 20 for details). By now, you should have received a proxy mailing from Putnam. Be sure to act promptly by voting online, by phone, or by returning your signed proxy card.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in consumer companies worldwide

To understand where Putnam Global Consumer Fund invests, simply take a look around you. Everything you eat, drink, wear, or play with is considered a consumer product. The fund invests at least 80% of its assets in stocks of companies that are engaged in the consumer products and services industries. The fund’s portfolio managers look for companies that can profit from consumer spending in markets around the world.

Because the consumer sector encompasses such a broad range of industries and companies, the fund’s portfolio can include businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. The managers focus primarily on large and midsize companies, and have the flexibility to invest in U.S. and international markets. The fund’s flexibility is an advantage in difficult economic environments, particularly because it can invest in both consumer staples and consumer cyclical stocks. The advantage of consumer staples is that they tend to stay in demand regardless of economic conditions. You are purchasing staples when you buy food, beverages, prescription drugs, or household products. On the other hand, if you are planning a vacation or shopping for a high-definition TV, you are considering cyclical products and services. Companies in cyclical industries — such as hotels, restaurants, media companies, and automobile makers — tend to be more sensitive to economic cycles, and struggle more in a slowing economy.

The fund’s portfolio managers invest with a long-term view and seek stocks that can help investors build wealth over time. Their disciplined investment process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow. They conduct their intensive fundamental research with support from analysts in Putnam’s Global Equity Research team.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

Putnam Global Sector Funds

In recent decades, innovation, evolution, and business growth have propelled stocks in different industries to market-leading performance. Companies based outside the United States have played an increasingly important role in satisfying global demand and driving worldwide economic growth. Putnam Global Sector Funds help investors gain exposure to these dynamic companies by targeting industries on a global basis.

These actively managed funds reflect the best of Putnam’s global research capabilities, with holdings selected by analysts who have hands-on experience in the sectors they cover. Investing with flexibility and precision, the funds’ portfolio managers combine fundamental research with a proprietary stock-ranking process. They work with teams of analysts to determine where each sector is headed and to pinpoint opportunities. This suite of nine funds is backed by Putnam’s nearly 30 years of sector investing experience.

Global Consumer Fund
Retail, hotels, restaurants, media, food
and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial
services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology,
health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and
defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications
services

Global Utilities Fund
Electric and gas utilities, telephone companies, water utilities

Developments and events that have affected the consumer sector

2	3

Performance and
portfolio snapshots

Total return (%) comparison as of 8/31/09

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

“ It came down to picking the right stocks at the
   right time.”

Timothy Codrington, Portfolio Manager, Putnam Global Consumer Fund

The top 10 country allocations represent 95.7% of the fund’s portfolio value. The remaining balance of the fund’s portfolio is invested in 6 other countries. Data excludes exposure to some countries achieved through various derivative instruments. Weightings will vary over time.

Global composition as of 8/31/09

Interview with your
fund’s Portfolio Managers

Timothy Codrington and Walter Scully

How did Putnam Global Consumer Fund perform during its first fiscal year?

Walter: We are pleased to report to our investors that the fund’s 22.42% return for class A shares outperformed both its benchmark index and the average of its peer group of consumer goods funds as tracked by Lipper. We are particularly gratified to deliver this news in view of how much volatility occurred during the period. For example, at the midyear point, the fund and the index were both down more than 10%.

What contributed to the fund’s outperformance?

Timothy: It came down to picking the right stocks at the right time. For the first few months of the period, investors were extremely pessimistic about the economy and the outlook for stocks in general. Some of that pessimism was justified but much of it was just plain fear. We are fortunate to have a team of 10 analysts, including Walter and me, dedicated to researching the consumer sector globally. This breadth of coverage helped us identify stocks that we felt were greatly undervalued as a result of investor panic.

Many of these names were in the consumer cyclicals area, which consists of companies whose earnings are generally more aligned with the growth of the economy. Investors were bidding down stock prices as if these companies were going out of business. Walter and I believed that the team had identified a number of companies that were not only going to survive the downturn but were being unfairly punished by investors. As a result, we shifted assets into these names and into the cyclicals sector in general.

Could you give us an example or two?

Walter: Sure. CBS Corporation is a familiar U.S. media conglomerate with operations in TV, radio, online media, outdoor media, and publishing. And while CBS produces a great deal of news and entertainment, roughly 70% of its revenue is derived from the advertising space that it sells in those media outlets. Companies across the economy sharply curtailed their advertising initiatives during 2008’s financial meltdown, so the near-term outlook for CBS was uncertain. The company’s stock fell to roughly $3 per share from $15 per share in September 2008.

Our case for investing in CBS was strong. It is an 80-year-old firm with broad distribution and successful brands that historically had generated a great deal of cash flow as a

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the period from 12/18/08 (commencement of operations) to 8/31/09. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 12.

business and had just refinanced its balance sheet. Despite the economic turmoil of 2008, TV advertising remains one of the most effective and cost-efficient ways for companies to reach large numbers of consumers. Because we didn’t see that changing, we felt that CBS was dramatically undervalued. In fact, advertising is a theme that we are incorporating into a number of investments globally. After suffering its biggest downturn since the 2001 recession, advertising activity appears to have turned the corner.

IN THE NEWS

The recession is likely over, according to Federal Reserve Chairman Ben Bernanke. In a September speech marking the one-year anniversary of the Lehman Brothers collapse, Bernanke cited growth in the manufacturing sector, stabilizing home prices, and improving retail sales data as signs that the U.S. economy had entered a recovery. The Fed chief cautioned, however, that the rebound is likely to be gradual and that new job creation may not improve as quickly as many hope. In fact, the Bureau of Labor Statistics reported the national unemployment rate reached a 26-year high of 9.7% in August, as more than 7.4 million jobs have been lost since the recession began in late 2007. Despite the economy’s uncertain footing, U.S. consumer spending and confidence both inched higher in recent reports — an encouraging sign from a sector that accounts for 70% of gross domestic product (GDP).

Another strong contributor during the period was Owens Corning, a producer of glass fiber reinforcements and other materials used in residential and commercial building construction. Because Owens Corning is tied to housing, and housing was at the heart of the financial crisis, the company’s stock fell sharply in the first few months of the year.

Too many houses were likely built in the United States during the building boom, so prices have fallen and the inventory of unsold homes has risen. Housing typically recovers from recessions faster than other areas of the economy. And we’re seeing subtle signs of that healing today. Owens Corning fits our quest for a solid business that was exposed to the housing crisis, but was not entirely dependent on a rebound in home sales.

Does the focus on cyclical companies indicate a more concentrated, high-risk approach?

Timothy: We don’t think so. In fact, there are three ways in which we seek to mitigate risk in the portfolio. The first is through diversification. We try not to make any large sector bets or company bets. We could have concentrated more assets into a smaller number of names during the year, but in our opinion the fund would have been taking on too much risk. In the case of our housing theme, we invested in several companies beyond Owens Corning to achieve the kind of

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

Nestle SA (5.3%)	Switzerland	Food
Wal-Mart Stores, Inc. (3.8%)	United States	Retail
Vivendi SA (3.3%)	France	Conglomerates
McDonald's Corp. (3.2%)	United States	Restaurants
Target Corp. (2.6%)	United States	Retail
Honda Motor Co., Ltd (2.6%)	Japan	Automotive
CVS Caremark Corp. (2.5%)	United States	Retail
British American Tobacco (BAT) PLC (2.5%)	United Kingdom	Tobacco
Lowe's Cos., Inc. (2.4%)	United States	Retail
Reckitt Benckiser Group PLC (2.3%)	United Kingdom	Consumer goods

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/09. Short-term holdings are excluded. Holdings will vary over time.

exposure we were looking for, including Lowe’s, The Home Depot, D.R. Horton, and Toll Brothers. Some, like Lowe’s, are associated with ongoing repairs, while others are directly involved in new construction. As a global fund, we also have the benefit of diversifying in markets around the world. Because the United States was the first to enter what became a global recession, we have been able to identify trends developing in this country and anticipate their development in other countries. We later sold Home Depot when it reached our price target.

In fact, the second way we seek to mitigate risk is by maintaining a disciplined approach to selling stocks that have reached our valuation targets. A good example is Avon Products. The global cosmetics seller has traditionally benefited from stable demand and relatively low overhead. It doesn’t operate retail stores, and therefore doesn’t require the same degree of business capital as other consumer products companies. Late last year, the declining value of the U.S. dollar, combined with softening demand in some of Avon’s higher-priced items, proved to be a drag on the company’s earnings. The stock dropped sharply, and we invested on the assumption that Avon’s issues were temporary. This year, the stock more than doubled as investors reached the same conclusion, and we sold it when its price met our valuation target. Altogether, the fund’s weighting in cyclical stocks, while still the largest component in the portfolio, has declined sharply since late February.

Finally, we strive to mitigate risk by investing only in those stocks where we believe our research has uncovered a valuation advantage over other stocks in the same business. This hopefully provides a cushion relative to higher-multiple stocks during market setbacks. Ultimately, our goal is to outperform through good stock selection, without taking on unnecessary risks.

With consumer sentiment starting to perk up in the United States, should we expect further gains for cyclical-type stocks?

Walter: Perhaps. U.S. consumers are starting to become more upbeat, and the University of Michigan index of consumer sentiment rose more than expected in early September. But we don’t intend to extrapolate that into a top-down call for the fund. We have to be responsive to valuation opportunities, but we’re also disciplined about making sure the portfolio doesn’t represent too much of any single strategy. Our benchmark index, for example, is composed of roughly half cyclicals and half consumer staples companies —those with earnings much less dependent on the economy’s ebb and flow.

The benchmark index is also composed of a diversity of U.S. and international companies, and there, too, we strive to follow the investment opportunity, irrespective of which region of the world it happens to be.

If consumer cyclicals stocks helped the fund outperform, how did the fund’s consumer staples stocks fare?

Timothy: In the early part of the period, stocks such as McDonald’s and Wal-Mart fared quite well simply by not

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

falling as much. However, when the rally in cyclicals began in early 2009, consumer staples stocks were left behind. These are still high-quality stocks, in our opinion, and we continue to own them in the fund. However, they were not the primary drivers of performance.

Can you talk about stocks that detracted from performance?

Walter: Sure. One of the consumer themes in the portfolio is the growth of the video game industry. In the United States, for example, gaming software sales rose an average of 17% annually from 2003 to 2006, and experienced record-breaking growth in 2007 before slowing down in 2008. We invested in this theme through our usual diversity of names, including U.S. retailer GameStop, Japanese gaming giant Nintendo, and French media conglomerate Vivendi. All three were big detractors.

We predicted that in the recession people would stay home more often and play more video games. However, consumer demand turned out to be less than we expected. Having said that, we believe that the longer-term growth of the gaming industry is strong enough to warrant representation in the portfolio, and that the coming holiday season will provide the missing boost to the companies we own.

What’s your outlook for the sector and the fund?

Timothy: A number of signs suggest that consumer spending will increase in the coming months, beginning with consumer sentiment. The massive and coordinated reaction of governments and central banks around the world appears to have worked.

However, the recession, if it is indeed over, was deep. And unemployment is projected to rise further before coming down. So the consumer sector won’t be firing on all cylinders for some time.

We expect our investment strategy will continue to focus on finding three types of stocks through fundamental research: long-term winners, companies in a period of what we believe is temporary difficulty, and more speculative companies that have struggled but that we believe have considerable upside potential.

Walter and Timothy, thank you.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Timothy Codrington is an Analyst at Putnam. He has an M.B.A. from Harvard Business School and a B.A. from Harvard University. Timothy has been in the investment industry since he first joined Putnam in 1997.

Portfolio Manager Walter Scully is an Analyst at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from Ohio State University. A Certified Public Accountant, he has been in the investment industry since he first joined Putnam in 1990.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the fiscal period ended August 31, 2009. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since December 18, 2008 (commencement of operations). Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 8/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	22.42%	15.38%	21.80%	16.80%	21.80%	20.80%	22.01%	17.77%	22.21%	22.64%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 12/18/08 to 8/31/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,180 ($11,680 after contingent deferred sales charge) and $12,180 ($12,080 after contingent deferred sales charge), respectively. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,777 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,221 and $12,264, respectively.

Comparative index returns For the period ended 8/31/09

	MSCI World Consumer Discretionary	Lipper Consumer Goods Funds
	and Consumer Staples Index	category average*

Life of fund	17.11%	18.73%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 8/31/09, there were 31 funds in this Lipper category.

Fund price and distribution information For the period ended 8/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.010		$0.008	$0.008	$0.009		$0.009	$0.011

Capital gains	—		—	—	—		—	—

Total	$0.010		$0.008	$0.008	$0.009		$0.009	$0.011

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/18/08*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

8/31/09	12.23	12.98	12.17	12.17	12.19	12.63	12.21	12.25

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

Fund performance as of most recent calendar quarter Total return for period ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	26.73%	19.44%	26.00%	21.00%	26.00%	25.00%	26.21%	21.83%	26.51%	27.04%

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year ended
8/31/09*	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%

Estimated total annual operating expenses for the
fiscal year ended 8/31/09	4.17%	4.92%	4.92%	4.67%	4.42%	3.92%

Annualized expense ratio for the six-month period
ended 8/31/09 †	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

* Reflects Putnam Management’s decision to contractually limit expenses through July 31, 2010.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on data in the financial highlights.

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Consumer Fund from March 1, 2009, to August 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$9.08	$13.59	$13.59	$12.08	$10.58	$7.57

Ending value (after expenses)	$1,400.90	$1,395.60	$1,395.60	$1,396.30	$1,398.60	$1,401.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2009, use the following calculation method. To find the value of your investment on March 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.63	$11.42	$11.42	$10.16	$8.89	$6.36

Ending value (after expenses)	$1,017.64	$1,013.86	$1,013.86	$1,015.12	$1,016.38	$1,018.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Consumer Discretionary and Consumer Staples Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the consumer discretionary and consumer staples sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further  below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the

Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam Global Consumer Fund	0.642%	0.700%	(0.058)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Upcoming shareholder vote

The Putnam Funds will hold a shareholder meeting on November 19, 2009, in Boston, Massachusetts, to decide several proposals that affect your fund. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Shareholder proposals

1.Election of Trustees. The Putnam Funds’ Board of Trustees is responsible for overseeing the operation of the Putnam funds and for assuring that each fund is managed in the best interests of its shareholders. All but one of the Trustees are independent of Putnam Investments. All of the current Trustees work on your behalf and are up for re-election. The Trustees recommend you vote to elect all Trustees.

2. Shareholder-friendly changes to Putnam fund management fees. As a Putnam fund shareholder, you pay a management fee that covers key services such as portfolio management, securities trading, and accounting. The management fee typically represents the single largest component of a fund’s total expenses. Key benefits of the proposal include:

a. Lower management fees The change will result in reduced management fees for virtually all Putnam funds, including significantly lower management fees for fixed-income and asset allocation funds.

b. Fund family breakpoints Asset-level discounts for management fees will be based on the growth of all Putnam mutual fund assets, rather than an individual Putnam fund’s assets. This change will allow shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific fund is not growing.

c. Performance fees on U.S. growth funds, international funds, and Putnam Global Equity Fund These equity funds would have performance fees reflecting the strength or weakness of the investment performance of a given fund. Management fees for these funds would decline from their standard fee if the funds underperform their benchmarks and would rise if the funds outperform.

The Trustees recommend you vote for the proposed new management contracts that include these fee changes.

3. Updating investment restrictions of certain funds. Several different fund-specific proposals are included. However, all involve updating and standardizing investment restrictions in certain areas to provide portfolio managers with added investment flexibility, as well as to reduce administrative and compliance burdens for the funds. The Trustees recommend you vote to update and standardize these investment restrictions.

Please remember to vote

Delaying your vote will increase fund expenses if further mailings are required. If you complete your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2009, Putnam employees had $298,000,000 and the Trustees had $34,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Putnam Global Consumer Fund:

We have audited the accompanying statement of assets and liabilities of the Putnam Global Consumer Fund (the “fund”), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 18, 2008 (commencement of operations) to August 31, 2009. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Putnam Global Consumer Fund as of August 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 12, 2009

The fund’s portfolio 8/31/09

COMMON STOCKS (96.6%)*	Shares	Value

Automotive (9.1%)
Bayerische Motoren Werke (BMW) AG
(Germany)	1,539	$70,217

Fiat SpA (Italy) †	3,147	37,265

Honda Motor Co., Ltd. (Japan)	3,700	116,807

Nissan Motor Co., Ltd. (Japan)	14,300	99,978

Porsche Automobil Holding SE
(Preference) (Germany)	1,126	83,005

		407,272
Beverage (7.6%)
Anheuser-Busch InBev NV (Belgium)	854	36,869

Britvic PLC (United Kingdom)	12,486	69,779

Carlsberg A/S Class B (Denmark)	594	42,720

Coca-Cola Enterprises, Inc.	2,800	56,588

Heineken NV (Netherlands)	1,128	47,610

PepsiCo, Inc.	1,528	86,592

		340,158
Broadcasting (3.1%)
CBS Corp. Class B	2,800	28,980

Gestevision Telecinco SA (Spain)	2,716	30,463

Liberty Media Corp. — Entertainment
Ser. A †	2,068	57,677

Societe Television Francaise I
(TF1) (France)	1,352	21,939

		139,059
Building materials (0.9%)
Owens Corning, Inc. †	1,800	40,212

		40,212
Cable television (2.9%)
DIRECTV Group, Inc. (The) †	2,797	69,254

ITV PLC (United Kingdom)	29,588	23,374

Jupiter Telecommunications Co., Ltd. (Japan)	40	34,850

		127,478
Commercial and consumer services (4.1%)
Compass Group PLC (United Kingdom)	8,851	47,023

Daito Trust Construction Co., Ltd. (Japan)	500	23,879

Priceline.com, Inc. †	300	46,194

TUI Travel PLC (United Kingdom)	16,866	65,684

		182,780
Conglomerates (3.3%)
Vivendi SA (France)	5,205	148,400

		148,400
Consumer goods (7.3%)
Energizer Holdings, Inc. †	861	56,335

Henkel AG & Co. KGaA (Germany)	1,930	76,248

Procter & Gamble Co. (The)	1,659	89,768

Reckitt Benckiser Group PLC
(United Kingdom)	2,273	105,184

		327,535
Food (12.4%)
BRF-Brasil Foods S.A. (Brazil) †	1,200	26,722

General Mills, Inc.	1,532	91,506

J Sainsbury PLC (United Kingdom)	15,083	79,967

Kerry Group PLC Class A (Ireland)	1,728	45,206

Kraft Foods, Inc. Class A	2,653	75,213

Nestle SA (Switzerland)	5,728	238,007

		556,621
Gaming and lottery (1.1%)
Sankyo Co., Ltd. (Japan)	800	50,425

		50,425

COMMON STOCKS (96.6%)* cont.	Shares	Value

Homebuilding (1.8%)
D.R. Horton, Inc.	3,859	$51,749

Toll Brothers, Inc. †	1,168	26,560

		78,309
Household furniture and appliances (0.7%)
Steinhoff International Holdings,
Ltd. (South Africa)	14,595	32,719

		32,719
Lodging/Tourism (1.4%)
Wyndham Worldwide Corp.	4,242	64,266

		64,266
Media (2.7%)
Viacom, Inc. Class B †	1,874	46,925

WPP PLC (United Kingdom)	8,840	74,243

		121,168
Restaurants (3.2%)
McDonald’s Corp.	2,559	143,918

Whitbread PLC (United Kingdom)	3	51

		143,969
Retail (20.1%)
Big Lots, Inc. †	2,100	53,382

CVS Caremark Corp.	3,000	112,560

GameStop Corp. †	2,800	66,640

Lawson, Inc. (Japan)	1,200	52,017

Lowe’s Cos., Inc.	5,100	109,650

Macy’s, Inc.	3,700	57,424

Marks & Spencer Group PLC
(United Kingdom)	9,552	52,514

Target Corp.	2,500	117,500

TJX Cos., Inc. (The)	1,938	69,671

Urban Outfitters, Inc. †	1,400	39,802

Wal-Mart Stores, Inc.	3,347	170,262

		901,422
Schools (3.0%)
Apollo Group, Inc. Class A †	1,300	84,266

Career Education Corp. †	2,132	50,635

		134,901
Textiles (2.1%)
Burberry Group PLC (United Kingdom)	6,776	52,989

Esprit Holdings, Ltd. (Hong Kong)	6,400	38,936

		91,925
Tire and rubber (0.8%)
Compagnie Generale des
Establissements Michelin Class B
(France)	2	151

Nokian Renkaat OYJ (Finland)	1,482	33,392

		33,543
Tobacco (6.9%)
Altria Group, Inc.	2,460	44,969

British American Tobacco (BAT) PLC
(United Kingdom)	3,683	111,886

Japan Tobacco, Inc. (Japan)	21	60,965

Lorillard, Inc.	1,234	89,798

		307,618
Toys (0.6%)
Nintendo Co., Ltd. (Japan)	100	27,062

		27,062
Trucks and parts (1.5%)
Aisin Seiki Co., Ltd. (Japan)	2,700	67,667

		67,667
Total common stocks (cost $3,707,033)		$4,324,509

SHORT-TERM INVESTMENTS (6.7%)*	Shares	Value

Putnam Money Market Liquidity Fund [e]	298,803	$298,803

Total short-term investments (cost $298,803)		$298,803

TOTAL INVESTMENTS

Total investments (cost $4,005,836)		$4,623,312

* Percentages indicated are based on net assets of $4,478,133.

† Non-income-producing security.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at August 31, 2009 (as a percentage of Portfolio Value):

United States	51.9%	Netherlands	1.0%	Finland	0.7%

United Kingdom	14.8	Ireland	1.0	South Africa	0.7

Japan	11.5	Denmark	0.9	Spain	0.7

Switzerland	5.1	Hong Kong	0.8	Brazil	0.6

Germany	5.0	Italy	0.8	Total	100.0%

France	3.7	Belgium	0.8

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $515,203)	Value	face value	date	(depreciation)

Australian Dollar	$99,682	$98,441	9/17/09	$1,241

British Pound	53,347	55,285	9/17/09	(1,938)

Canadian Dollar	56,370	57,240	9/17/09	(870)

Euro	131,246	131,990	9/17/09	(744)

Japanese Yen	121,217	117,721	9/17/09	3,496

Singapore Dollar	9,439	9,442	9/17/09	(3)

Swedish Krona	45,281	45,084	9/17/09	197

Total				$1,379

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $515,441)	Value	face value	date	(depreciation)

British Pound	$277,959	$285,641	9/17/09	$7,682

Danish Krone	32,185	32,384	9/17/09	199

Euro	120,356	119,715	9/17/09	(641)

Hong Kong Dollar	23,758	23,760	9/17/09	2

Japanese Yen	22,970	22,336	9/17/09	(634)

Swiss Franc	31,726	31,605	9/17/09	(121)

Total				$6,487

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of August 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Capital goods	$67,667	$—	$—

Communication services	104,104	23,374	—

Conglomerates	—	148,400	—

Consumer cyclicals	1,403,981	601,604	—

Consumer staples	1,121,852	853,527	—

Total common stocks	2,697,604	1,626,905	—

Short-term investments	298,803	—	—

Totals by level	$2,996,407	$1,626,905	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$7,866	$—

Other financial instruments include forward contracts.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,707,033)	$4,324,509
Affiliated issuers (identified cost $298,803) (Note 7)	298,803

Cash	36,205

Foreign currency (cost $45,075) (Note 1)	45,318

Dividends, interest and other receivables	8,735

Foreign tax reclaim	2,264

Receivable for shares of the fund sold	27,295

Receivable for investments sold	280

Unrealized appreciation on forward currency contracts (Note 1)	13,095

Receivable from Manager (Note 2)	35,142

Unamortized offering costs (Note 1)	23,941

Total assets	4,815,587

LIABILITIES

Payable for investments purchased	171,449

Payable for investor servicing fees (Note 2)	1,246

Payable for custodian fees (Note 2)	7,317

Payable for Trustee compensation and expenses (Note 2)	1,012

Payable for administrative services (Note 2)	30

Payable for distribution fees (Note 2)	1,711

Payable for offering costs (Note 1)	79,169

Unrealized depreciation on forward currency contracts (Note 1)	5,229

Payable for auditing	47,800

Other accrued expenses	22,491

Total liabilities	337,454

Net assets	$4,478,133

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$3,715,002

Undistributed net investment income (Note 1)	33,567

Accumulated net realized gain on investments and foreign
currency transactions (Note 1)	104,154

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	625,410

Total — Representing net assets applicable to
capital shares outstanding	$4,478,133

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,995,287 divided by 326,676 shares)	$12.23

Offering price per class A share (100/94.25 of $12.23)*	$12.98

Net asset value and offering price per class B share
($62,531 divided by 5,139 shares)**	$12.17

Net asset value and offering price per class C share
($47,820 divided by 3,930 shares)**	$12.17

Net asset value and redemption price per class M share
($30,235 divided by 2,481 shares)	$12.19

Offering price per class M share (100/96.50 of $12.19)*	$12.63

Net asset value, offering price and redemption price
per class R share ($12,221 divided by 1,001 shares)	$12.21

Net asset value, offering price and redemption price
per class Y share ($330,039 divided by 26,939 shares)	$12.25

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations For the period 12/18/08
(commencement of operations) to 8/31/09

INVESTMENT INCOME

Dividends (net of foreign tax of $3,061)	$64,819

Interest (including interest income of $178 from
investments in affiliated issuers) (Note 7)	1,065

Total investment income	65,884

EXPENSES

Compensation of Manager (Note 2)	16,390

Investor servicing fees (Note 2)	9,746

Custodian fees (Note 2)	7,459

Trustee compensation and expenses (Note 2)	11,524

Administrative services (Note 2)	9,533

Distribution fees — Class A (Note 2)	5,555

Distribution fees — Class B (Note 2)	165

Distribution fees — Class C (Note 2)	186

Distribution fees — Class M (Note 2)	107

Distribution fees — Class R (Note 2)	36

Amortization of offering costs (Note 1)	56,971

Reports to shareholders	18,106

Auditing	49,067

Legal	16,530

Other	1,811

Fees waived and reimbursed by Manager (Note 2)	(170,868)

Total expenses	32,318

Expense reduction (Note 2)	(113)

Net expenses	32,205

Net investment income	33,679

Net realized gain on investments (Notes 1 and 3)	104,154

Net realized gain on foreign currency transactions (Note 1)	2,883

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	7,934

Net unrealized appreciation of investments during the period	617,476

Net gain on investments	732,447

Net increase in net assets resulting from operations	$766,126

Statement of changes in net assets

INCREASE IN NET ASSETS
For the period
12/18/08
(commencement
of operations)
8/31/09

Operations:

Net investment income	$33,679

Net realized gain on investments and
foreign currency transactions	107,037

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	625,410

Net increase in net assets
resulting from operations	766,126

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(2,950)

Class B	(8)

Class C	(8)

Class M	(9)

Class R	(9)

Class Y	(11)

Redemption fees (Note 1)	36

Increase from capital share transactions (Note 4)	714,966

Total increase in net assets	1,478,133

NET ASSETS

Beginning of period (Note 6)	3,000,000

End of period (including undistributed net
investment income of $33,567)	$4,478,133

The accompanying notes are an integral part of these financial statements.

28

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29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and						Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	Total from investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) a	on investments	operations	investment income	distributions	fees b	end of period	value (%) c	(in thousands)	net assets (%) d,e	net assets (%) e	turnover (%)

Class A
August 31, 2009 †	$10.00	.11	2.13	2.24	(.01)	(.01)	—	$12.23	22.42 *	$3,995	.9 7 *	1.03 *	64.9 2 *

Class B
August 31, 2009 †	$10.00	.05	2.13	2.18	(.01)	(.01)	—	$12.17	21.80 *	$63	1.49 *	.45 *	64.9 2 *

Class C
August 31, 2009 †	$10.00	.05	2.13	2.18	(.01)	(.01)	—	$12.17	21.80 *	$48	1.49 *	.48 *	64.9 2 *

Class M
August 31, 2009 †	$10.00	.07	2.13	2.20	(.01)	(.01)	—	$12.19	22.01 *	$30	1.32 *	.7 1 *	64.9 2 *

Class R
August 31, 2009 †	$10.00	.09	2.13	2.22	(.01)	(.01)	—	$12.21	22.21 *	$12	1.14 *	.8 6 *	64.9 2 *

Class Y
August 31, 2009 †	$10.00	.10	2.16	2.26	(.01)	(.01)	—	$12.25	22.64 *	$330	.7 9 *	.8 5 *	64.9 2 *

* Not annualized.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and broker/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of average net assets

August 31, 2009	5.13%

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 8/31/09

Note 1: Significant accounting policies

Putnam Global Consumer Fund (the “fund”) is a non-diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing in a portfolio primarily consisting of common stocks of companies worldwide engaged in the consumer staples and consumer discretionary products and services industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in two sectors, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on December 18, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, October 12, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At August 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and

32

sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At August 31, 2009, the fund had a net liability position of $3,001 on derivative contracts subject to the Master Agreements.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended August 31, 2009, the fund reclassified $2,883 to increase undistributed net investment income with a decrease to accumulated net realized gains of $2,883.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2009 were as follows:

Unrealized appreciation	$699,975
Unrealized depreciation	(82,499)

Net unrealized appreciation	617,476
Undistributed ordinary income	41,233
Undistributed short-term gain	104,154

Cost for federal income tax purposes	$4,005,836

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Offering costs The offering costs of $80,912 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the period ended August 31, 2009, the fund’s expenses were reduced by $154,691 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During

33

the period ended August 31, 2009, the fund’s expenses were reduced by $16,177 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended August 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the period ended August 31, 2009, the fund’s expenses were reduced by $9 under the expense offset arrangements and by $104 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,098 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the period ended August 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,738,811 and $2,135,932, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class A	Shares	Amount

Shares sold	32,640	$349,292

Shares issued in
connection with
reinvestment of
distributions	294	2,950

	32,934	352,242

Shares
repurchased	(1,258)	(14,639)

Net increase	31,676	$337,603

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class B	Shares	Amount

Shares sold	4,138	$45,422

Shares issued in
connection with
reinvestment of
distributions	1	8

	4,139	45,430

Shares
repurchased	—	—

Net increase	4,139	$45,430

34

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class C	Shares	Amount

Shares sold	2,929	$29,239

Shares issued in
connection with
reinvestment of
distributions	1	8

	2,930	29,247

Shares
repurchased	—	—

Net increase	2,930	$29,247

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class M	Shares	Amount

Shares sold	1,480	$15,001

Shares issued in
connection with
reinvestment of
distributions	1	9

	1,481	15,010

Shares
repurchased	—	—

Net increase	1,481	$15,010

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class R	Shares	Amount

Shares sold	—	$—

Shares issued in
connection with
reinvestment of
distributions	1	9

	1	9

Shares
repurchased	—	—

Net increase	1	$9

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class Y	Shares	Amount

Shares sold	26,565	$294,424

Shares issued in
connection with
reinvestment of
distributions	1	11

	26,566	294,435

Shares
repurchased	(627)	(6,768)

Net increase	25,939	$287,667

At August 31, 2009, Putnam Investments, LLC owned the following class shares of the fund:

		Percentage of
	Shares	ownership	Value

Class A	295,294	90.4%	$3,611,443

Class B	1,001	19.5%	$12,180

Class C	1,001	25.5%	$12,180

Class M	1,001	40.3%	$12,201

Class R	1,001	100%	$12,221

Class Y	1,001	3.7%	$12,263

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of August 31, 2009:

Market values of derivative instruments as of August 31, 2009

	Asset derivatives		Liability derivatives

Derivatives not
accounted for	Statement of		Statement of
as hedging	assets and		assets and
instruments under	liabilities	Market	liabilities	Market
Statement 133	location	value	location	value

Foreign exchange
contracts	Receivables	$13,095	Payables	$5,229

Total		$13,095		$5,229

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the period ended August 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Forward
Derivatives not accounted for as hedging	currency
instruments under Statement 133	contracts	Total

Foreign exchange contracts	$1,305	$1,305

Total	$1,305	$1,305

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Forward
Derivatives not accounted for as hedging	currency
instruments under Statement 133	contracts	Total

Foreign exchange contracts	$7,866	$7,866

Total	$7,866	$7,866

Note 6: Initial capitalization and offering of shares

The fund was established as series of the trust on December 18, 2008. Prior to December 18, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

	Capital contribution	Shares issued

Class A	$2,950,000	295,000

Class B	$10,000	1,000

Class C	$10,000	1,000

Class M	$10,000	1,000

Class R	$10,000	1,000

Class Y	$10,000	1,000

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Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $178 for the period ended August 31, 2009. During the period ended August 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $545,583 and $246,780, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

36

Federal tax information (unaudited)

The fund designated 18.41% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2009, the fund hereby designates 44.31%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

37

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. In addition, he serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology and holds an M.S. from State University of New York at Stonybrook.

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. In addition, he was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

38

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, Mr. Hill received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College in Danville, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group.

39

Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations.

Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and
President of the Funds since 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted

40

to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the Investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.
Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

41

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management	Senior Associate Treasurer/Assistant Clerk
of Funds
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Nancy E. Florek (Born 1957)
Since 2004	Since 2004	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Senior Managing Director, Putnam	Assistant Treasurer and Proxy Manager
Putnam Investments	Investments, Putnam Management and	Since 2005
	Putnam Retail Management	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)
Vice President and	Robert R. Leveille (Born 1969)
Principal Financial Officer	Vice President and
Since 2002	Chief Compliance Officer
Senior Managing Director,	Since 2007
Putnam Investments	Managing Director, Putnam Investments,
Putnam Management, and Putnam
Janet C. Smith (Born 1965)	Retail Management
Vice President, Principal Accounting
Officer and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and
Managing Director, Putnam Investments	BSA Compliance Officer
and Putnam Management	Since 2002
Managing Director, Putnam Investments
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Judith Cohen (Born 1945)
Since 2007	Vice President,
Managing Director, Putnam Investments	Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

The address of each Officer is One Post Office Square, Boston, MA 02109.

42

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
   Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Francis J. McNamara, III
Putnam Investment	Paul L. Joskow	Vice President and Chief Legal Officer
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	Robert R. Leveille
Boston, MA 02109	Robert E. Patterson	Vice President and Chief
	George Putnam, III	Compliance Officer
Investment Sub-Manager	Robert L. Reynolds
Putnam Investments Limited	W. Thomas Stephens	Mark C. Trenchard
57–59 St James’s Street	Richard B. Worley	Vice President and BSA Compliance Officer
London, England SW1A 1LD
	Officers	Judith Cohen
Investment Sub-Advisor	Robert L. Reynolds	Vice President, Clerk and
The Putnam Advisory	President	Assistant Treasurer
Company, LLC
One Post Office Square	Charles E. Porter	Wanda M. McManus
Boston, MA 02109	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
	Executive Officer, Associate Treasurer	and Assistant Clerk
Marketing Services	and Compliance Liaison
Putnam Retail Management		Nancy E. Florek
One Post Office Square	Jonathan S. Horwitz	Vice President, Assistant Clerk,
Boston, MA 02109	Senior Vice President and Treasurer	Assistant Treasurer and Proxy Manager

Custodian	Steven D. Krichmar
State Street Bank and Trust Company	Vice President and Principal
Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting
Independent Registered Public	Officer and Assistant Treasurer
Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Ravi Akhoury
Charles B. Curtis	James P. Pappas
Robert J. Darretta	Vice President

This report is for the information of shareholders of Putnam Global Consumer Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN718 258427 10/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2009*	$45,025	$--	$3,900	$-

* The fund commenced operations on December 18, 2008.

For the fiscal year ended August 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amount of $3,900, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: December 18, 2008 (commencement of operations) — August 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEAX

Putnam Global Energy Fund

Annual report
8 | 31 | 09

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of energy companies worldwide.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Global Energy
Fund

Annual report
8|31|09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Managers	5
Your fund’s performance	8
Your fund’s expenses	9
Terms and definitions	11
Trustee approval of management contract	12
Other information for shareholders	18
Financial statements	20
Federal tax information	33
About the Trustees	34
Officers	38

Message from the Trustees

Dear Fellow Shareholder:

Securities markets in the United States and around the world have exhibited historic resiliency in recent months. Stock market indexes and some types of bonds have risen sharply from the lows hit earlier this year. These returns — among the most dramatic rebounds in a generation — have naturally drawn investors back into the markets and away from safe-haven U.S. Treasuries.

We welcome these bullish trends and the potential for investors to recoup losses from 2008’s dramatic downturn. However, we note that the economic recovery is a work in progress. The markets could very well pause in the coming months before returning to full health.

We are pleased to report that many Putnam mutual funds have delivered improved results over the past year, reflecting the substantial efforts of an investment team infused with new talent and a singular focus. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, seasoned research analysts, and traders.

Beyond our primary goal of seeking superior investment results for you, Putnam and the Board of Trustees continue to seek other ways to promote the interests of shareholders in the Putnam funds. This fall, you will be asked to vote on several such measures, including one proposal that could lower the management fees you pay (see page 18 for details). By now, you should have received a proxy mailing from Putnam. Be sure to act promptly by voting online, by phone, or by returning your signed proxy card.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in energy-related companies

From the OPEC-driven oil crisis of the 1970s to the peak and subsequent plunge in oil prices in 2008, the balance of geopolitical stability, technological development, and economic growth have shaped the global energy market. Putnam Global Energy Fund seeks to capitalize on that ever-changing balance. The fund invests at least 80% of its assets in stocks of companies in energy-related industries. The fund’s portfolio managers look for stocks of companies around the world that can profit from the global demand for energy. The fund’s portfolio may include companies engaged in the exploration and production of oil and gas, contractors or owners of oil- and gas-drilling rigs, manufacturers of drilling equipment, and providers of supplies and services to oil and gas companies. Fund holdings may also include coal-mining and production companies, and businesses that store and transport oil and gas.

While the fund managers focus primarily on large and midsize companies, the fund has the flexibility to invest in businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. Of course, the energy sector can be volatile — as evidenced by oil prices in 2008, which hit a record high in July at more than $145 per barrel, only to drop to under $40 in the second part of the year.

To help temper volatility, the fund managers seek to diversify the portfolio — geographically and by industry —and to invest with a long-term view, looking for stocks that can help investors build wealth over time. Their disciplined investment process includes analyzing each stock’s valuation as well as the company’s financial strength, competitive positioning, earnings, and cash flow. They conduct their intensive fundamental research with support from analysts in Putnam’s Global Equity Research group.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses.

Putnam Global Sector Funds

In recent decades, innovation, evolution, and business growth have propelled stocks in different industries to market-leading performance. Companies based outside the United States have played an increasingly important role in satisfying global demand and driving worldwide economic growth. Putnam Global Sector Funds help investors gain exposure to these dynamic companies by targeting industries on a global basis.

These actively managed funds reflect the best of Putnam’s global research capabilities, with holdings selected by analysts who have hands-on experience in the sectors they cover. Investing with flexibility and precision, the funds’ portfolio managers combine fundamental research with a proprietary stock-ranking process. They work with teams of analysts to determine where each sector is headed and to pinpoint opportunities. This suite of nine funds is backed by Putnam’s nearly 30 years of sector investing experience.

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric and gas utilities, telephone companies, water utilities

Developments and events that have affected the energy sector

2	3

Performance and
portfolio snapshots

Total return (%) comparison as of 8/31/09

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, visit putnam.com.

“We believe the recent rise in the price of oil
is based on the expectation that the world’s
economies are improving.”

Steve Curbow, Portfolio Manager, Putnam Global Energy Fund

The top 10 country allocations represent 98.4% of the fund’s portfolio value. The remaining balance of the fund’s portfolio is invested in 2 other countries. Data excludes exposure to some countries achieved through various derivative instruments. Weightings will vary over time.

4

Interview with your
fund’s Portfolio Managers

Steven Curbow and Jessica Wirth

How did Putnam Global Energy Fund perform during the period?

Steve: Since its inception on December 18, 2008, the fund’s class A shares advanced 15.34%, outperforming the MSCI World Energy Index, which returned 13.05%. Our ability to select stocks of companies that had underlying catalysts for growth helped the fund outperform on a relative basis. We also underperformed the average return of our Lipper peer group because most of the funds in the peer group do not invest in larger-cap, international integrated companies, which lagged during the period. The peer group is made up of many different types of specialty funds that concentrate their investments in smaller sub-industries within natural resources.

How would you describe the investing environment for global energy stocks during the period?

Steve: It was a rapidly changing environment that required us to evaluate every holding on a company-by-company basis. At the start of 2009, investors were concerned that several energy sector companies’ balance sheets were in poor shape and that some companies were going to lose significant market share during the economic downturn. The fund’s outperformance came from our ability to invest in companies that we knew were in better shape to weather the economic storm. Using our fundamental, bottom-up approach, we did a good job of finding those companies.

The price of a barrel of crude oil nearly doubled in the past several months, and by the end of the period was trading around $70. How did that affect the fund’s strategy?

Jessica: During the recent climb in crude oil prices, supply-demand fundamentals remained weak, with the oil supply exceeding demand. However, expectations of improving demand contributed to strength in both the price of oil and in the stocks with leverage to the price. While remaining hedged against the downside that could occur if the supply-demand fundamentals persisted longer than the market expected, our strategy for the fund remained bottom-up driven and was “bar-belled” between holdings in cheaper, defensive stocks with attractive dividend yields such as BP, and stocks with more leverage to rising commodity prices, like Petroleo Brasileiro SA.

How do you uncover those opportunities?

Jessica: At Putnam, we employ an experienced team of analysts. In addition, Steve, who joined the fund last December, holds a degree in petroleum engineering and worked in the energy industry for eight years before entering the investment industry. As you can imagine, this kind of industry knowledge provides us with invaluable insight and the kind of information edge that is so critical to finding investing opportunities.

This comparison shows your fund’s performance in the context of broad market indexes for the period from 12/18/08 (commencement of operations) to 8/31/09. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 11.

5

IN THE NEWS

The recession is likely over, according to Federal Reserve Chairman Ben Bernanke. In a September speech marking the one-year anniversary of the Lehman Brothers collapse, Bernanke cited growth in the manufacturing sector, stabilizing home prices, and improving retail sales data as signs that the U.S. economy had entered a recovery. The Fed chief cautioned, however, that the rebound is likely to be gradual and that new job creation may not improve as quickly as many hope. In fact, the Bureau of Labor Statistics reported the national unemployment rate reached a 26-year high of 9.7% in August, as more than 7.4 million jobs have been lost since the recession began in late 2007. Despite the economy’s uncertain footing, U.S. consumer spending and confidence both inched higher in recent reports — an encouraging sign from a sector that accounts for 70% of gross domestic product (GDP).

What were the top contributors during the period?

Jessica: The top contributor on a relative basis to the fund was our being underweight to benchmark component Exxon Mobil. We were underweight Exxon Mobil because we saw better opportunities within the integrated oils peer group, where valuation looked much more compelling and/or where we saw turnaround potential. Integrated energy companies are involved in all phases of the energy business — from exploring and drilling to refining and marketing — and are more defensive investments that tend to perform better in an environment where energy prices are falling. Other top contributors were the result of stock selection primarily in the oil-field service industry — companies that provide drilling services and related oil-field support. Weatherford International, a provider of equipment and services to the oil and natural gas industries, was a contributor in this category. An overweight to Occidental Petroleum Corporation, an international oil and gas exploration and production company, helped. Newfield Exploration, a crude oil and natural gas exploration and production company, was another overweight. Even in the downturn, Newfield has been able to grow its production ahead of the industry average. Petroleo Brasileiro SA, an oil and natural gas exploration company, is an out-of-benchmark holding that helped performance. The company has made significant discoveries of oil deep beneath the sea floor off the coast of Brazil.

What were some holdings that detracted?

Steve: Schlumberger is a big international oil services company whose stock has done well. The fund was underweight Schlumberger for the year, because we believe we had better opportunities in the oil-field service area, and that held back performance. Petro-Canada, an integrated company whose operations and assets are mostly in Canada, was acquired during the second quarter at a premium. Because the fund did not hold the stock, we lost out on having it be a

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY
Chevron Corp. (10.4%)	United States	Oil and gas
Exxon Mobil Corp. (9.8%)	United States	Oil and gas
BP PLC (9.7%)	United Kingdom	Oil and gas
Total SA (7.3%)	France	Oil and gas
Occidental Petroleum Corp. (5.8%)	United States	Oil and gas
BG Group PLC (5.0%)	United Kingdom	Oil and gas
Anadarko Petroleum Corp. (3.2%)	South Africa	Oil and gas
Petroleo Brasileiro SA (3.0%)	Brazil	Oil and gas
Weatherford International, Ltd. (2.8%)	Switzerland	Energy (oil field)
Nexen, Inc. (2.6%)	Canada	Oil and gas

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/09. Short-term holdings are excluded. Holdings will vary over time.

6

contributor. The fund’s overweight to Chevron Corporation, a U.S.-based integrated company, lagged. We still own Chevron and continue to believe that Wall Street is underestimating it. Noble Energy, a U.S.-based oil and natural gas producer, also held back performance.

What is your outlook?

Steve: The global stimulus efforts have done a good job of calming markets and encouraging economic growth. With positive investor sentiment having returned, we are looking for opportunities to shift out of defensive holdings and reallocate money into energy companies that are more sensitive to changes in the economy.

We believe the recent rise in the price of oil is based on the expectation that the world’s economies are improving. Oil inventory levels still remain high, and we continue to have excess capacity from OPEC countries. We believe the oil price rebound has resulted from the market’s expectation that the economy will start getting better, rather than from evidence that the underlying supply-and-demand fundamentals have improved. We still think it will to take time to work through those excess inventories and the spare capacity before there will be a breakout in oil prices even higher than this one. The long-term picture for the energy sector remains positive, with global energy consumption, particularly from China and India, growing over the next several decades.

Thank you.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Steven Curbow is an Analyst and Sector Team Leader of Energy and Basic Materials at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the University of Southern California. Steven has been in the investment industry since he first joined Putnam in 1996.

Portfolio Manager Jessica Wirth is an Analyst at Putnam. She has a B.A. from Dartmouth College. Jessica joined Putnam in 2004 and has been in the investment industry since 2001.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the fiscal period ended August 31, 2009. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since December 18, 2008 (commencement of operations). Past performance does not guarantee future results, and the short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 8/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	15.34%	8.70%	14.71%	9.71%	14.71%	13.71%	14.92%	10.93%	15.12%	15.55%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Current performance cannot guarantee future results, and the short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,471 ($10,971 with contingent deferred sales charge). Class C shares would have been valued at $11,471 ($11,371 with contingent deferred sales charge). A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,093 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,512 and $11,555, respectively.

Comparative index returns For the period ended 8/31/09

		Lipper Global Natural Resources Funds
	MSCI World Energy Index	category average*

Life of fund	13.05%	31.93%

* Over the life-of-fund period ended 8/31/09, there were 118 funds in this Lipper category.

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Fund price and distribution information For the period ended 8/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.003		$0.001	$0.001	$0.002		$0.002	$0.004

Capital gains	—		—	—	—		—	—

Total	$0.003		$0.001	$0.001	$0.002		$0.002	$0.004

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/18/08*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

8/31/09	11.53	12.23	11.47	11.47	11.49	11.91	11.51	11.55

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

Fund performance as of most recent calendar quarter Total return for the period ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	22.54%	15.49%	21.91%	16.91%	21.91%	20.91%	22.12%	17.88%	22.32%	22.85%

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year ended
8/31/09*	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%

Estimated total operating expenses for the fiscal
year ended 8/31/09	3.37%	4.12%	4.12%	3.87%	3.62%	3.12%

Annualized expense ratio for the six-month period
ended 8/31/09 †	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through July 31, 2010.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Energy Fund from March 1, 2009, to August 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.66	$11.98	$11.98	$10.54	$9.10	$6.21

Ending value (after expenses)	$1,301.40	$1,296.00	$1,296.00	$1,298.30	$1,299.10	$1,302.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2009, use the following calculation method. To find the value of your investment on March 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.72	$10.51	$10.51	$9.25	$7.98	$5.45

Ending value (after expenses)	$1,018.55	$1,014.77	$1,014.77	$1,016.03	$1,017.29	$1,019.81

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Energy Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the energy and materials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well

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and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services

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provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and

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plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam Global Energy Fund	0.642%	0.700%	(0.058)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds

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pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profit-ability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its

16

fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

17

Other information for shareholders

Upcoming shareholder vote

The Putnam Funds will hold a shareholder meeting on November 19, 2009, in Boston, Massachusetts, to decide several proposals that affect your fund. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Shareholder proposals

1. Election of Trustees. The Putnam Funds’ Board of Trustees is responsible for overseeing the operation of the Putnam funds and for assuring that each fund is managed in the best interests of its shareholders. All but one of the Trustees are independent of Putnam Investments. All of the current Trustees work on your behalf and are up for re-election. The Trustees recommend you vote to elect all Trustees.

2. Shareholder-friendly changes to Putnam fund management fees. As a Putnam fund shareholder, you pay a management fee that covers key services such as portfolio management, securities trading, and accounting. The management fee typically represents the single largest component of a fund’s total expenses. Key benefits of the proposal include:

a. Lower management fees The change will result in reduced management fees for virtually all Putnam funds, including significantly lower management fees for fixed-income and asset allocation funds.

b. Fund family breakpoints Asset-level discounts for management fees will be based on the growth of all Putnam mutual fund assets, rather than an individual Putnam fund’s assets. This change will allow shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific fund is not growing.

c. Performance fees on U.S. growth funds, international funds, and Putnam Global Equity Fund These equity funds would have performance fees reflecting the strength or weakness of the investment performance of a given fund. Management fees for these funds would decline from their standard fee if the funds underper-form their benchmarks and would rise if the funds outperform.

The Trustees recommend you vote for the proposed new management contracts that include these fee changes.

3. Updating investment restrictions of certain funds. Several different fund-specific proposals are included. However, all involve updating and standardizing investment restrictions in certain areas to provide portfolio managers with added investment flexibility, as well as to reduce administrative and compliance burdens for the funds. The Trustees recommend you vote to update and standardize these investment restrictions.

Please remember to vote

Delaying your vote will increase fund expenses if further mailings are required. If you complete your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

18

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2009, Putnam employees had $298,000,000 and the Trustees had $34,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlight table also includes the current reporting period.

20

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Putnam Global Energy Fund:

We have audited the accompanying statement of assets and liabilities of the Putnam Global Energy Fund (the “fund”), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2009, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 18, 2008 (commencement of operations) to August 31, 2009. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Putnam Global Energy Fund as of August 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 13, 2009

21

The fund’s portfolio 8/31/09

COMMON STOCKS (98.0%)*	Shares	Value

Combined utilities (2.1%)
El Paso Corp.	13,700	$126,451

		126,451
Energy (oil field) (11.4%)
Aker Solutions ASA (Norway)	9	89

Halliburton Co.	4,256	100,910

Maire Tecnimont SpA (Italy)	5,654	24,270

Saipem SpA (Italy)	1,558	41,800

SBM Offshore NV (Netherlands)	1,576	32,760

Schlumberger, Ltd.	1,394	78,343

Smith International, Inc.	2,900	79,953

Transocean, Ltd. (Switzerland) †	1,762	133,630

Weatherford International, Ltd. (Switzerland) †	8,275	165,086

Wellstream Holdings PLC (United Kingdom)	3,282	26,063

		682,904
Natural gas utilities (0.5%)
EQT Corp.	717	28,443

		28,443
Oil and gas (84.0%)
Anadarko Petroleum Corp. (South Africa)	3,600	190,332

BG Group PLC (United Kingdom)	18,078	297,962

BP PLC (United Kingdom)	67,785	582,926

Chevron Corp.	8,938	625,124

Continental Resources, Inc. †	700	24,710

Dana Petroleum PLC (United Kingdom) †	1,411	32,172

ENI SpA (Italy)	6,149	145,894

EOG Resources, Inc.	1,162	83,664

Exxon Mobil Corp.	8,532	589,988

COMMON STOCKS (98.0%)* cont.	Shares	Value

Oil and gas cont.
Marathon Oil Corp.	4,666	$144,039

Newfield Exploration Co. †	4,044	156,462

Nexen, Inc. (Canada)	8,059	158,294

Noble Energy, Inc.	2,200	133,012

Occidental Petroleum Corp.	4,755	347,591

Origin Energy, Ltd. (Australia)	4,425	57,104

PetroHawk Energy Corp. †	1,760	37,893

Petroleo Brasileiro SA ADR (Brazil)	4,487	177,865

Petroquest Energy, Inc. †	7,000	29,120

Range Resources Corp.	615	29,748

Repsol YPF SA (Spain)	2,716	67,470

Royal Dutch Shell PLC Class A
(United Kingdom)	2,745	75,928

Santos, Ltd. (Australia)	5,795	77,177

St. Mary Land & Exploration Co.	800	21,040

StatoilHydro ASA (Norway)	5,625	123,081

Suncor Energy, Inc. (Canada)	4,278	130,888

Tesoro Corp.	1,400	19,712

Total SA (France)	7,572	435,082

Tullow Oil PLC (United Kingdom)	6,363	110,844

Valero Energy Corp.	1,800	33,732

XTO Energy, Inc.	2,538	97,967

		5,036,821
Total common stocks (cost $5,275,750)		$5,874,619

SHORT-TERM INVESTMENTS (4.9%)*	Shares	Value

Putnam Money Market Liquidity Fund [e]	293,284	$293,284

Total short-term investments (cost $293,284)		$293,284

TOTAL INVESTMENTS

Total investments (cost $5,569,034)		$6,167,903

Key to holding’s abbreviations

ADR	American Depository Receipts

* Percentages indicated are based on net assets of $5,995,921.

† Non-income-producing security.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

At August 31, 2009, liquid assets totaling $2,114 have been designated as collateral for open forward contracts.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at August 31, 2009 (as a percentage of Portfolio Value):

United States	50.0%	Italy	3.4%	Spain	1.1%

United Kingdom	18.3	South Africa	3.1	Netherlands	0.5

France	7.0	Brazil	2.9	Total	100.0%

Switzerland	4.8	Australia	2.2

Canada	4.7	Norway	2.0

22

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $643,984)	Value	face value	date	(depreciation)

Australian Dollar	$39,065	$38,784	9/17/09	$281

British Pound	125,561	127,415	9/17/09	(1,854)

Canadian Dollar	391,575	397,319	9/17/09	(5,744)

Euro	2,865	2,882	9/17/09	(17)

Japanese Yen	79,668	77,584	9/17/09	2,084

Total				$(5,250)

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $242,817)	Value	face value	date	(depreciation)

Australian Dollar	$22,058	$21,926	9/17/09	$(132)

British Pound	101,328	104,325	9/17/09	2,997

Canadian Dollar	18,820	19,113	9/17/09	293

Euro	60,895	60,947	9/17/09	52

Norwegian Krone	36,580	36,506	9/17/09	(74)

Total				$3,136

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of August 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Energy	$3,723,384	$1,996,341	$—

Utilities and power	154,894	—	—

Total common stocks	3,878,278	1,996,341	—

Short-term investments	293,284	—	—

Totals by level	$4,171,562	$1,996,341	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(2,114)	$—

Other financial instruments include forward contracts.

The accompanying notes are an integral part of these financial statements.

23

Statement of assets and liabilities 8/31/09

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $5,275,750)	$5,874,619
Affiliated issuers (identified cost $293,284) (Note 7)	293,284

Dividends, interest and other receivables	28,663

Receivable for shares of the fund sold	27,487

Receivable for investments sold	13,110

Unrealized appreciation on forward currency contracts (Note 1)	5,840

Unamortized offering costs (Note 1)	23,941

Foreign tax reclaim receivables	1,709

Receivable from Manager (Note 2)	31,898

Total assets	6,300,551

LIABILITIES

Payable to custodian (Note 2)	54,791

Payable for investments purchased	71,548

Payable for shares of the fund repurchased	7,504

Payable for investor servicing fees (Note 2)	1,711

Payable for custodian fees (Note 2)	8,567

Payable for Trustee compensation and expenses (Note 2)	1,015

Payable for administrative services (Note 2)	40

Payable for distribution fees (Note 2)	2,513

Payable for auditing fees	47,800

Payable for offering costs (Note 1)	79,169

Unrealized depreciation on forward currency contracts (Note 1)	7,954

Other accrued expenses	22,018

Total liabilities	304,630

Net assets	$5,995,921

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1, 4 and 5)	$5,274,560

Undistributed net investment income (Note 1)	70,013

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	54,223

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	597,125

Total — Representing net assets applicable
to capital shares outstanding	$5,995,921

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($5,269,457 divided by 457,135 shares)	$11.53

Offering price per class A share (100/94.25 of $11.53)*	$12.23

Net asset value and offering price per class B share
($255,505 divided by 22,275 shares)**	$11.47

Net asset value and offering price per class C share
($149,739 divided by 13,052 shares)**	$11.47

Net asset value and redemption price per class M share
($65,267 divided by 5,680 shares)	$11.49

Offering price per class M share (100/96.50 of $11.49)*	$11.91

Net asset value, offering price and redemption price
per class R share ($11,513 divided by 1,000 shares)	$11.51

Net asset value, offering price and redemption price
per class Y share ($244,440 divided by 21,167 shares)	$11.55

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24

Statement of operations For the period 12/18/08
(commencement of operations) to 8/31/09

INVESTMENT INCOME

Dividends (net of foreign tax of $6,957)	$95,104

Interest (including interest income of $210
from investments in affiliated issuers) (Note 7)	1,050

Total investment income	96,154

EXPENSES

Compensation of Manager (Note 2)	20,869

Investor servicing fees (Note 2)	12,520

Custodian fees (Note 2)	8,728

Trustee compensation and expenses (Note 2)	11,557

Administrative services (Note 2)	9,555

Distribution fees — Class A (Note 2)	6,857

Distribution fees — Class B (Note 2)	813

Distribution fees — Class C (Note 2)	495

Distribution fees — Class M (Note 2)	177

Distribution fees — Class R (Note 2)	36

Amortization of offering costs (Note 1)	56,971

Reports to shareholders	19,508

Auditing	49,203

Legal	16,578

Other	1,343

Fees waived and reimbursed by Manager (Note 2)	(170,108)

Total expenses	45,102

Expense reduction (Note 2)	(149)

Net expenses	44,953

Net investment income	51,201

Net realized gain on investments (Notes 1 and 3)	54,224

Net realized gain on foreign currency transactions (Note 1)	19,706

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(1,744)

Net unrealized appreciation of investments during the period	598,869

Net gain on investments	671,055

Net increase in net assets resulting from operations	$722,256

Statement of changes in net assets

INCREASE IN NET ASSETS

For the period 12/18/08
(commencement of operations)
to 8/31/09

Operations:

Net investment income	$51,201

Net realized gain on investments and
foreign currency transactions	73,930

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	597,125

Net increase in net assets resulting from operations	722,256

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(885)

Class B	(1)

Class C	(1)

Class M	(2)

Class R	(2)

Class Y	(4)

Redemption fees (Note 1)	892

Increase from capital share transactions (Note 4)	2,273,668

Total increase in net assets	2,995,921

NET ASSETS

Beginning of period (Note 5)	3,000,000

End of period (including undistributed net
investment income of $70,013)	$5,995,921

The accompanying notes are an integral part of these financial statements.

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from	From net				Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	investment	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	on investments	operations	income [e]	distributions [e]	fees [e]	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
August 31, 2009 †	$10.00	.13	1.40	1.53	—	—	—	$11.53	15.34 *	$5,269	1.04 *	1.22 *	28.83 *

Class B
August 31, 2009 †	$10.00	.08	1.39	1.47	—	—	—	$11.47	14.71 *	$256	1.57 *	.74 *	28.83 *

Class C
August 31, 2009 †	$10.00	.08	1.39	1.47	—	—	—	$11.47	14.71 *	$150	1.57 *	.70 *	28.83 *

Class M
August 31, 2009 †	$10.00	.10	1.39	1.49	—	—	—	$11.49	14.92 *	$65	1.39 *	.91 *	28.83 *

Class R
August 31, 2009 †	$10.00	.10	1.41	1.51	—	—	—	$11.51	15.12 *	$12	1.22 *	1.01 *	28.83 *

Class Y
August 31, 2009 †	$10.00	.16	1.39	1.55	—	—	—	$11.55	15.55 *	$244	.86 *	1.49 *	28.83 *

* Not annualized.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of average net assets

August 31, 2009	4.00%

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 8/31/09

Note 1: Significant accounting policies

Putnam Global Energy Fund (the “fund”) is a non-diversified series of Putnam Funds Trust (the “trust”), which is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the telecommunication industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on December 18, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class  A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, October 13, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At August 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At August 31, 2009, the fund had a net liability position of $6,128 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled no monies.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended August 31, 2009, the fund reclassified $19,707 to increase undistributed net investment income and a decrease to accumulated net realized gains of $19,707.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2009 were as follows:

Unrealized appreciation	$686,680
Unrealized depreciation	(92,672)

Net unrealized appreciation	594,008
Undistributed ordinary income	67,900
Undistributed short-term gain	59,084

Cost for federal income tax purposes	$5,573,895

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Offering costs The offering costs of $80,912 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the period ended August 31, 2009, the fund’s expenses were reduced by $154,431 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended August 31, 2009, the fund’s expenses were reduced by $15,677 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended August 31, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At August 31, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/ service arrangements. For the period ended August 31, 2009, the fund’s expenses were reduced by $22 under the expense offset arrangements and by $127 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,179 and $11 from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the period ended August 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $6,429,423 and $1,207,897, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class A	Shares	Amount

Shares sold	184,965	$1,909,217

Shares issued in
connection with
reinvestment of
distributions	88	885

	185,053	1,910,102

Shares
repurchased	(22,918)	(244,126)

Net increase	162,135	$1,665,976

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class B	Shares	Amount

Shares sold	24,760	$259,769

Shares issued in
connection with
reinvestment of
distributions	—*	1

	24,760	259,770

Shares
repurchased	(3,485)	(38,068)

Net increase	21,275	$221,702

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class C	Shares	Amount

Shares sold	12,052	$129,844

Shares issued in
connection with
reinvestment of
distributions	—*	1

	12,052	129,845

Shares
repurchased	—	—

Net increase	12,052	$129,845

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class M	Shares	Amount

Shares sold	4,680	$48,732

Shares issued in
connection with
reinvestment of
distributions	—*	2

	4,680	48,734

Shares
repurchased	—	—

Net increase	4,680	$48,734

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class R	Shares	Amount

Shares sold	—	$—

Shares issued in
connection with
reinvestment of
distributions	—*	2

	—*	2

Shares
repurchased	—	—

Net increase	—*	$2

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class Y	Shares	Amount

Shares sold	22,484	$233,523

Shares issued in
connection with
reinvestment of
distributions	—*	4

	22,484	233,527

Shares
repurchased	(2,317)	(26,118)

Net increase	20,167	$207,409

* Amount represents less than 1 rounded share.

At August 31, 2009, Putnam Investments, LLC owned the following class shares:

		Percentage of
	Shares	ownership	Value

Class A	295,088	64.55%	$3,402,365

Class C	1,000	7.66	11,471

Class M	1,000	17.61	11,492

Class R	1,000	100.00	11,512

Class Y	1,000	4.72	11,555

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the trust on December 18, 2008. Prior to December 18, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

	Capital contribution	Shares issued

Class A	$2,950,000	295,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 6: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of August 31, 2009:

Market values of derivative instruments as of August 31, 2009

	Asset derivatives		Liability derivatives

Derivatives not
accounted for	Statement of		Statement of
as hedging	assets and		assets and
instruments under	liabilities	Market	liabilities	Market
Statement 133	location	value	location	value

Foreign exchange
contracts	Receivables	$5,840	Payables	$7,954

Total		$5,840		$7,954

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the period ended August 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Forward
Derivatives not accounted for as hedging	currency
instruments under Statement 133	contracts	Total

Foreign exchange contracts	$19,857	$19,857

Total	$19,857	$19,857

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Forward
Derivatives not accounted for as hedging	currency
instruments under Statement 133	contracts	Total

Foreign exchange contracts	$(2,114)	$(2,114)

Total	$(2,114)	$(2,114)

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $210 for the period ended August 31, 2009. During the period ended August 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $715,804 and $422,520, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

32

Federal tax information (unaudited)

For the period, interest and dividends from foreign countries were $66,603 or $0.13 per share (for all classes of shares). Taxes paid to foreign countries were $6,957 or $0.01 per share (for all classes of shares).

The fund designated 26.33% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2009, the fund hereby designates 75.57%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

33

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. In addition, he serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology and holds an M.S. from State University of New York at Stonybrook.

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. In addition, he was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

34

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, Mr. Hill received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the White-head Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College in Danville, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group.

35

Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations.

Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Funds since 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted

36

to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the Investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

37

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management	Senior Associate Treasurer/Assistant Clerk
of Funds
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Nancy E. Florek (Born 1957)
Since 2004	Since 2004	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Senior Managing Director, Putnam	Assistant Treasurer and Proxy Manager
Putnam Investments	Investments, Putnam Management and	Since 2005
	Putnam Retail Management	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)
Vice President and	Robert R. Leveille (Born 1969)
Principal Financial Officer	Vice President and
Since 2002	Chief Compliance Officer
Senior Managing Director,	Since 2007
Putnam Investments	Managing Director, Putnam Investments,
Putnam Management, and Putnam
Janet C. Smith (Born 1965)	Retail Management
Vice President, Principal Accounting
Officer and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and
Managing Director, Putnam Investments	BSA Compliance Officer
and Putnam Management	Since 2002
Managing Director, Putnam Investments
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Judith Cohen (Born 1945)
Since 2007	Vice President,
Managing Director, Putnam Investments	Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

The address of each Officer is One Post Office Square, Boston, MA 02109.

38

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40

Company, LLC

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Robert R. Leveille
Putnam Investment	Elizabeth T. Kennan	Vice President and
Management, LLC	Kenneth R. Leibler	Chief Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Mark C. Trenchard
	Robert L. Reynolds	Vice President and BSA Compliance Officer
Investment Sub-Manager	W. Thomas Stephens
Putnam Investments Limited	Richard B. Worley	Judith Cohen
57–59 St James’s Street		Vice President, Clerk and
London, England SW1A 1LD	Officers	Assistant Treasurer
Robert L. Reynolds
Investment Sub-Advisor	President	Wanda M. McManus
The Putnam Advisory		Vice President, Senior Associate Treasurer
Company, LLC	Charles E. Porter	and Assistant Clerk
One Post Office Square	Executive Vice President, Principal
Boston, MA 02109	Executive Officer, Associate Treasurer	Nancy E. Florek
	and Compliance Liaison	Vice President, Assistant Clerk,
Marketing Services		Assistant Treasurer and Proxy Manager
Putnam Retail Management	Jonathan S. Horwitz
One Post Office Square	Senior Vice President and Treasurer
Boston, MA 02109
Steven D. Krichmar
Custodian	Vice President and
State Street Bank and Trust Company	Principal Financial Officer

Legal Counsel	Janet C. Smith
Ropes & Gray LLP	Vice President, Principal Accounting
Officer and Assistant Treasurer
Independent Registered Public
Accounting Firm	Susan G. Malloy
KPMG LLP	Vice President and Assistant Treasurer

Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson A. Baxter, Vice Chairman
Ravi Akhoury	James P. Pappas
Charles B. Curtis	Vice President
Robert J. Darretta
Myra R. Drucker	Francis J. McNamara, III
Vice President and Chief Legal Officer

This report is for the information of shareholders of Putnam Global Energy Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN719 258434 10/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2009*	$45,134	$--	$3,900	$-

* The fund commenced operations on December 18, 2008.

For the fiscal year ended August 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amount of $3,900, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: December 18, 2008 (commencement of operations) — August 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGFFX

Putnam Global Financials Fund

Annual report
8|31|09

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of financial companies worldwide.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Global Financials
Fund

Annual report

8|31|09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Managers	5
Your fund’s performance	9
Your fund’s expenses	10
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	20
Financial statements	22
Federal tax information	37
About the Trustees	38
Officers	42

Message from the Trustees

Dear Fellow Shareholder:

Securities markets in the United States and around the world have exhibited historic resiliency in recent months. Stock market indexes and some types of bonds have risen sharply from the lows hit earlier this year. These returns — among the most dramatic rebounds in a generation — have naturally drawn investors back into the markets and away from safe-haven U.S. Treasuries.

We welcome these bullish trends and the potential for investors to recoup losses from 2008’s dramatic downturn. However, we note that the economic recovery is a work in progress. The markets could very well pause in the coming months before returning to full health.

We are pleased to report that many Putnam mutual funds have delivered improved results over the past year, reflecting the substantial efforts of an investment team infused with new talent and a singular focus. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, seasoned research analysts, and traders.

Beyond our primary goal of seeking superior investment results for you, Putnam and the Board of Trustees continue to seek other ways to promote the interests of shareholders in the Putnam funds. This fall, you will be asked to vote on several such measures, including one proposal that could lower the management fees you pay (see page 20 for details). By now, you should have received a proxy mailing from Putnam. Be sure to act promptly by voting online, by phone, or by returning your signed proxy card.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in financial companies worldwide

In a market economy, the financials sector performs vital functions. For example, banks provide the flow of funding that allows all industries to grow and thrive, while insurance companies help businesses and households recover from unexpected problems. The importance of these roles means that well-managed financial institutions never become obsolete, a feature that can make them attractive investments.

As economies develop over time, the financials sector also evolves. From the popularization of credit cards in the 1960s to the introduction of ATMs in the 1970s and 1980s, financial services advance along with technology and shifting consumer habits. With these changes comes new potential for investors.

Putnam Global Financials Fund pursues growth opportunities by investing in stocks of financial companies worldwide. The fund managers work with Putnam sector analysts in Boston and London who analyze the fundamental qualities of financial companies to identify those best positioned to reward investors. The fund also seeks the most attractive industries within the sector, choosing primarily from banking, insurance, and real estate, as well as credit card companies and brokerages. Each of these industries might follow a different cycle and offer a different combination of growth potential and risks.

The fund’s global mandate enables it to benefit from many different countries. Since finance is integrated with all other business sectors, the performance of financial companies often reflects the strength of a nation’s economy. Approximately one third of the financial stocks available to investors (measured by market capitalization) trade in the United States. Other large markets are Japan and the United Kingdom. Each country has a different set of financial regulations, which is why it can be beneficial for investment professionals to actively manage a financials sector fund and compare opportunities across companies, industries, and countries.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

Putnam Global Sector Funds

In recent decades, innovation, evolution, and business growth have propelled stocks in different industries to market-leading performance. Companies based outside the United States have played an increasingly important role in satisfying global demand and driving worldwide economic growth. Putnam Global Sector Funds help investors gain exposure to these dynamic companies by targeting industries on a global basis.

These actively managed funds reflect the best of Putnam’s global research capabilities, with holdings selected by analysts who have hands-on experience in the sectors they cover. Investing with flexibility and precision, the funds’ portfolio managers combine fundamental research with a proprietary stock-ranking process. They work with teams of analysts to determine where each sector is headed and to pinpoint opportunities. This suite of nine funds is backed by Putnam’s nearly 30 years of sector investing experience.

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric and gas utilities, telephone companies, water utilities

Developments and events that have affected the financials sector

2	3

Performance and
portfolio snapshots

Total return (%) comparison as of 8/31/09

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, visit putnam.com.

“Despite the recent strong performance in the
sector, our analysis shows that significant value
still exists.”

David Morgan, Portfolio Manager, Putnam Global Financials Fund

The top 10 country allocations represent 92.3% of the fund’s portfolio value. The remaining balance of the fund’s portfolio is invested in 9 other countries. Data excludes exposure to some countries achieved through various derivative instruments. Weightings will vary over time.

4

Interview with your
fund’s Portfolio Managers

David Hilder and David Morgan

How did Putnam Global Financials Fund perform during the period?

David H.: We’re pleased to report that fund performance was strong on both an absolute and relative basis, in an improving market environment. From the fund’s inception on December 18, 2008, through August 31, 2009, the average global financial services fund, as measured by Lipper, returned 33.15%. Our fund gained 36.51%, performing better than that peer group average and its benchmark, the MSCI World Financials Index, which gained 32.02%.

Tell us a little about the environment for financial stocks during this time.

David H.: During the period, we witnessed two different scenarios. The first few months represented a historically challenging period for financial markets in general, and for the financials sector in particular. In positioning the portfolio at that time, we were somewhat defensive because global financial systems, and especially banks, were in crisis. As governments around the world injected capital and liquidity into the system and stocks in the sector began to rebound, we became somewhat more aggressive. We targeted stocks that we believed were inexpensive based on normalized earnings, which we expect to see two to three years from now.

What is the state of the financials sector today?

David M.: In addition to the huge government capital and liquidity injections to prevent the collapse of the banking system, it became less likely that we would see partial or total nationalization in many of the major world economies. And we continued to see further encouraging developments and improving confidence in the banking system and the global economy. Bank management, governments, and regulators have learned many lessons. Clearly, they want to ensure that this can never happen again, and therefore the post-crisis banking industry will look very different. Banks will be more regulated, will require more capital, and will be less leveraged and less risky in the future — and ultimately they will be less profitable than in previous economic cycles.

Let’s turn the discussion to stocks in the fund’s portfolio. What holdings have performed well?

David M.: One of the top contributors to performance for the period was Banco Santander, a bank holding company with operations in Europe, Latin America, and the United

This comparison shows your fund’s performance in the context of broad market indexes for the period from 12/18/08 (commencement of operations) to 8/31/09. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 12.

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States. Although it is a Spanish-domiciled bank, the company has limited exposure to the unattractive Spanish economy, and is primarily exposed to fast-growing economies such as Brazil and Mexico. Another highlight was BNP Paribas, a France-based bank group that offers retail banking, asset management, and corporate and investment banking.

IN THE NEWS

The recession is likely over, according to Federal Reserve Chairman Ben Bernanke. In a September speech marking the one-year anniversary of the Lehman Brothers collapse, Bernanke cited growth in the manufacturing sector, stabilizing home prices, and improving retail sales data as signs that the U.S. economy had entered a recovery. The Fed chief cautioned, however, that the rebound is likely to be gradual and that new job creation may not improve as quickly as many hope. In fact, the Bureau of Labor Statistics reported the national unemployment rate reached a 26-year high of 9.7% in August, as more than 7.4 million jobs have been lost since the recession began in late 2007. Despite the economy’s uncertain footing, U.S. consumer spending and confidence both inched higher in recent reports — an encouraging sign from a sector that accounts for 70% of gross domestic product (GDP).

The firm benefited from its conservative structure and its exposure to recovering investment banking revenues. Also worth noting is Wharf Holdings, a China-based real-estate company. The fund had an overweight position in this stock, which performed well because property price declines in Asia were not as severe as many had expected. In addition, the stock was very attractively valued when we added it to the portfolio.

David H.: Also among the strongest performers was Intact Financial, formerly ING Canada, a provider of automobile, home, and business insurance. This stock gained as investors shied away from life insurers in favor of property-casualty insurers. The stock also benefited from the prospect of firmer consumer insurance pricing in Canada. By the close of the period, this holding had been sold from the portfolio. Investment banking firm Goldman Sachs Group was a beneficiary of the rebound in capital markets volumes, especially in equity and debt securities underwriting, and greater confidence in the global financial system.

Which stocks detracted from fund performance during the period?

David M.: Insurance company AXA lagged significantly while most of the financials sector recovered. Although we had an underweight position in life insurance companies, we considered AXA, based in France, to be among the most attractive, and we selected it to maintain diversification across industries.

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

JPMorgan Chase & Co. (4.8%)	United States	Banking
HSBC Holdings PLC (4.7%)	United Kingdom	Banking
Bank of America Corp. (4.7%)	United States	Banking
Wells Fargo & Co. (3.5%)	United States	Banking
Banco Santander Central Hispano SA (3.4%)	Spain	Banking
Goldman Sachs Group, Inc. (The) (2.7%)	United States	Investment banking/Brokerage
Barclays PLC (2.6%)	United Kingdom	Banking
Royal Bank of Canada (2.5%)	Canada	Banking
BNP Paribas SA (2.4%)	France	Banking
Banco Bilbao Vizcaya Argentaria SA (2.2%)	Spain	Banking

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/09. Short-term holdings are excluded. Holdings will vary over time.

6

David H.: Another stock that underperformed for the period was Citigroup, which engaged in a capital restructuring that diluted the interests of existing shareholders. We sold the fund’s position in this stock shortly after our preferred shares were converted to common shares. In my view, Citigroup stock was fully valued, perhaps even overvalued, and I didn’t believe it was fundamentally strong enough to outperform other global financial businesses. Also, our initial underweight position in Morgan Stanley hurt performance as the stock outperformed strongly in the first three months of 2009. It benefited from the recovery in capital markets volumes and the announcement of the Morgan Stanley/Smith Barney joint venture in the retail brokerage business.

Where are you seeing opportunities in the months ahead?

David H.: I’m focused on companies that tend to have higher-than-average capital ratios. This could prove a big advantage as international banking regulators debate where to set minimum capital requirements. Many of our U.S. bank holdings have capital ratios between 7 percent and 10 percent, for what is known as “Tier 1” capital. It is clear that U.S. banks have emerged fairly strong from the global financial crisis. However, we remain concerned that regulators could restrict the ability of firms to lend money, which would limit economic growth.

David M.: Despite the recent strong performance in the sector, our analysis shows that significant value still exists. We have continued to gradually increase our exposure to the banking industry, and reduce exposure to safer insurance companies. Also, we have increased exposure to international real estate, as the worst of the commercial property price declines appear to have passed, and we anticipate recovery in 2010.

Tell us some more about conditions outside the United States.

David M.: The characteristics and drivers of the international financials industry are very diverse, and conditions and opportunities are different throughout the world. The U.K., Spain, and Ireland share many of the same characteristics as the U.S. — exposure to a housing boom followed by a bust, over-borrowed consumers driven by ample and easy credit, and a painful bursting of the bubble. However, in other countries, such as France and Italy, the housing and consumer bubble was significantly smaller, and the downturn has been much less painful. Many Asian and emerging markets learned painful lessons from their previous financial crises, and therefore entered this one much healthier and more conservatively positioned.

What is your outlook for the financials sector in the months ahead?

David M.: Although the outlook for the industry and economy globally is far more optimistic than just a few months ago, we are not yet completely out of the woods, and the path to recovery is unlikely to be smooth. Risks remain, which could derail the recovery, including the vast requirement of many governments to issue debt in response to the crisis.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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However, we have seen enough evidence to suggest that the worst is now behind us, and the industry will continue to heal over time.

Thank you both for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David Hilder is an Analyst and Sector Team Leader of Financials at Putnam. He has an A.B. from Harvard University. David joined Putnam in 2008 and has been in the investment industry since 1991.

Portfolio Manager David Morgan is an Analyst at Putnam. He has a B.S. from Bristol University. David joined Putnam in 2004 and has been in the investment industry since 1995.

8

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the fiscal period ended August 31, 2009. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since December 18, 2008 (commencement of operations). Past performance does not guarantee future results and the short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 8/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	36.51%	28.66%	35.78%	30.78%	35.78%	34.78%	36.00%	31.27%	36.20%	36.72%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Due to market volatility, current performance may be higher or lower than performance shown. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $13,578 ($13,078 with contingent deferred sales charge). Class C shares would have been valued at $13,578 ($13,478 with contingent deferred sales charge). A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,127 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,620 and $13,672, respectively.

Comparative index returns For the period ended 8/31/09

		Lipper Global Financial Services Funds
	MSCI World Financials Index	category average*

Life of fund	32.02%	33.15%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 8/31/09, there were 40 funds in this Lipper category.

9

Fund price and distribution information For the period ended 8/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.008		$0.006	$0.006	$0.007		$0.007	$0.009

Capital gains	—		—	—	—		—	—

Total	$0.008		$0.006	$0.006	$0.007		$0.007	$0.009

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/18/08*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

8/31/09	13.64	14.47	13.57	13.57	13.59	14.08	13.61	13.66

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

Fund performance as of most recent calendar quarter Total return for period ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	41.21%	33.09%	40.38%	35.38%	40.48%	39.48%	40.70%	35.81%	41.00%	41.53%

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year
ended 8/31/09*	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

Estimated total annual operating expenses for the
fiscal year ended 8/31/09	1.66%	2.41%	2.41%	2.16%	1.91%	1.41%

Annualized expense ratio for the six-month period
ended 8/31/09†	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through August 31, 2009. Putnam Management and the fund’s Board of Trustees subsequently agreed, effective August 1, 2009, to replace the fund’s then-current expense limitation with a new expense limitation arrangement in effect through at least July 31, 2010.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Financials Fund from March 1, 2009, to August 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$9.03	$14.50	$14.50	$12.68	$10.85	$7.20

Ending value (after expenses)	$1,913.00	$1,905.90	$1,905.90	$1,908.70	$1,908.80	$1,915.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2009, use the following calculation method. To find the value of your investment on March 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.26	$10.06	$10.06	$8.79	$7.53	$4.99

Ending value (after expenses)	$1,019.00	$1,015.22	$1,015.22	$1,016.48	$1,017.74	$1,020.27

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Financials Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the financials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June  12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on theirconsideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and

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its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances  —for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses

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and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

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In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam Global Financials Fund	0.642%	0.700%	(0.058)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the

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financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets

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of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began

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in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

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Other information for shareholders

Upcoming shareholder vote

The Putnam Funds will hold a shareholder meeting on November 19, 2009, in Boston, Massachusetts, to decide several proposals that affect your fund. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Shareholder proposals

1. Election of Trustees. The Putnam Funds’ Board of Trustees is responsible for overseeing the operation of the Putnam funds and for assuring that each fund is managed in the best interests of its shareholders. All but one of the Trustees are independent of Putnam Investments. All of the current Trustees work on your behalf and are up for re-election. The Trustees recommend you vote to elect all Trustees.

2. Shareholder-friendly changes to Putnam fund management fees. As a Putnam fund shareholder, you pay a management fee that covers key services such as portfolio management, securities trading, and accounting. The management fee typically represents the single largest component of a fund’s total expenses. Key benefits of the proposal include:

a. Lower management fees The change will result in reduced management fees for virtually all Putnam funds, including significantly lower management fees for fixed-income and asset allocation funds.

b. Fund family breakpoints Asset-level discounts for management fees will be based on the growth of all Putnam mutual fund assets, rather than an individual Putnam fund’s assets. This change will allow shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific fund is not growing.

c. Performance fees on U.S. growth funds, international funds, and Putnam Global Equity Fund These equity funds would have performance fees reflecting the strength or weakness of the investment performance of a given fund. Management fees for these funds would decline from their standard fee if the funds underper-form their benchmarks and would rise if the funds outperform.

The Trustees recommend you vote for the proposed new management contracts that include these fee changes.

3. Updating investment restrictions of certain funds. Several different fund-specific proposals are included. However, all involve updating and standardizing investment restrictions in certain areas to provide portfolio managers with added investment flexibility, as well as to reduce administrative and compliance burdens for the funds. The Trustees recommend you vote to update and standardize these investment restrictions.

Please remember to vote

Delaying your vote will increase fund expenses if further mailings are required. If you complete your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

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Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidenti-ality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2009, Putnam employees had $298,000,000 and the Trustees had $34,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Putnam Global Financials Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Global Financials Fund (the “fund”), a series Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 18, 2008 (commencement of operations) to August 31, 2009. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Financials Fund as of August 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 13, 2009

23

The fund’s portfolio 8/31/09

COMMON STOCKS (97.6%)*	Shares	Value

Banking (56.2%)
Australia & New Zealand Banking Group, Ltd.
(Australia)	9,367	$168,094

Banco Bilbao Vizcaya Argentaria SA (Spain)	10,273	183,150

Banco Santander Central Hispano SA (Spain)	18,064	278,467

Bank of America Corp.	22,201	390,516

Bank of New York Mellon Corp. (The)	4,222	125,013

Barclays PLC (United Kingdom)	34,623	212,025

BNP Paribas SA (France)	2,484	200,351

Chiba Bank, Ltd. (The) (Japan)	8,000	50,425

DnB NOR ASA (Norway) †	8,918	91,526

HSBC Holdings PLC (United Kingdom)	35,827	391,068

Industrial & Commercial Bank of China (China)	79,000	53,922

Intesa Sanpaolo SpA (Italy) †	79	343

JPMorgan Chase & Co.	9,080	394,617

Julius Baer Holding, Ltd. Class B (Switzerland)	2,088	106,542

KBC Groupe SA (Belgium) †	2,586	97,196

Lloyds Banking Group PLC (United Kingdom) †	58,294	105,276

Mitsubishi UFJ Financial Group, Inc. (Japan)	25,000	159,729

National Australia Bank, Ltd. (Australia)	5,891	141,418

National Bank of Canada (Canada)	1,205	67,648

National Bank of Greece SA (Greece) †	3,199	100,677

Northern Trust Corp.	660	38,584

Royal Bank of Canada (Canada)	4,018	207,214

Royal Bank of Scotland Group PLC
(United Kingdom) †	89,687	83,861

Societe Generale (France)	1,735	140,509

Standard Chartered PLC (United Kingdom)	1,790	40,592

State Street Corp.	2,203	115,613

Sumitomo Mitsui Financial Group, Inc. (Japan)	2,900	125,083

SunTrust Banks, Inc.	2,150	50,246

Toronto-Dominion Bank (Canada)	902	55,771

U.S. Bancorp	4,263	96,429

United Overseas Bank, Ltd. (Singapore)	6,000	69,550

Wells Fargo & Co.	10,533	289,867

		4,631,322
Consumer finance (1.7%)
American Express Co.	1,835	62,060

Capital One Financial Corp.	867	32,330

Cia Brasileira de Meios de Pagamento (Brazil)	4,100	35,737

Companhia Brasileira de Meios de Pagamento
144A (Brazil)	1,100	9,588

		139,715
Financial (6.0%)
CME Group, Inc.	349	101,572

Deutsche Bank AG (Germany)	1,530	104,189

Deutsche Boerse AG (Germany)	500	38,152

Hana Financial Group, Inc. (South Korea)	1,350	35,407

Irish Life & Permanent PLC (Ireland)	7,312	49,861

Mirvac Group (Australia) R	58,459	72,927

ORIX Corp. (Japan)	840	64,601

ORIX Corp. 144A (Japan)	180	13,843

Shinhan Financial Group Co., Ltd. (South Korea) †	550	18,059

		498,611
Insurance (17.4%)
ACE, Ltd.	1,097	57,241

Aflac, Inc.	1,716	69,704

Allianz SE (Germany)	865	99,979

Arch Capital Group, Ltd. †	433	28,132

Assured Guaranty, Ltd. (Bermuda)	4,046	80,515

COMMON STOCKS (97.6%)* cont.	Shares	Value

Insurance cont.
AXA SA (France)	5,831	$133,239

Berkshire Hathaway, Inc. Class B †	20	65,720

Chubb Corp. (The)	1,132	55,909

Everest Re Group, Ltd.	384	32,375

Insurance Australia Group, Ltd. (Australia)	20,642	62,289

Loews Corp.	1,400	47,810

Marsh & McLennan Cos., Inc.	2,281	53,695

MetLife, Inc.	1,014	38,289

Muenchener Rueckversicherungs-Gesellschaft
AG (Germany)	134	19,979

Prudential Financial, Inc.	700	35,406

Prudential PLC (United Kingdom)	13,856	120,817

QBE Insurance Group, Ltd. (Australia)	1,143	22,043

RenaissanceRe Holdings, Ltd.	694	37,788

Swiss Life Holding AG (Switzerland) †	348	39,537

Tokio Marine Holdings, Inc. (Japan)	2,300	68,527

Travelers Cos., Inc. (The)	1,937	97,664

XL Capital, Ltd. Class A	2,200	38,170

Zurich Financial Services AG (Switzerland)	579	127,610

		1,432,438
Investment banking/Brokerage (8.0%)
BlackRock, Inc.	116	23,150

Credit Suisse Group (Switzerland)	1,602	81,627

Franklin Resources, Inc.	242	22,586

Goldman Sachs Group, Inc. (The)	1,336	221,055

Invesco, Ltd.	2,038	42,289

Morgan Stanley	4,294	124,354

Nomura Securities Co., Ltd. (Japan)	11,700	103,572

T. Rowe Price Group, Inc.	312	14,140

TD Ameritrade Holding Corp. †	1,234	23,742

		656,515
Investment management (—%)
BGP Holdings PLC (Malta) F	82,319	118

		118
Real estate (8.3%)
CFS Retail Property Trust (Australia) R	1,158	1,855

Cheung Kong Holdings, Ltd. (Hong Kong)	6,000	71,185

Digital Realty Trust, Inc. R	292	12,725

Hammerson PLC (United Kingdom) R	9,896	64,735

HCP, Inc. R	551	15,692

Hongkong Land Holdings, Ltd. (Hong Kong)	10,000	40,700

Link REIT (The) (Hong Kong) R	30,249	66,663

Mitsubishi Estate Co., Ltd. (Japan)	3,000	49,790

Mitsui Fudosan Co., Ltd. (Japan)	4,000	75,637

Simon Property Group, Inc. R	429	27,293

Unibail-Rodamco (France) R	399	79,063

Westfield Group (Australia)	7,199	76,821

Wharf (Holdings), Ltd. (Hong Kong)	22,000	98,643

		680,802
Total common stocks (cost $6,115,444)		$8,039,521

24

INVESTMENT COMPANIES (1.1%)*	Shares	Value
KKR Private Equity Investors LP (Unit) †	10,446	$88,776

Total investment companies (cost $61,872)		$88,776

SHORT-TERM INVESTMENTS (1.9%)*	Shares	Value

Putnam Money Market Liquidity Fund [e]	157,479	$157,479

Total short-term investments (cost $157,479)		$157,479

TOTAL INVESTMENTS

Total investments (cost $6,334,795)		$8,285,776

* Percentages indicated are based on net assets of $8,238,257.

† Non-income-producing security.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs.

R Real Estate Investment Trust.

At August 31, 2009, liquid assets totaling $41 have been designated as collateral for open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at August 31, 2009 (as a percentage of Portfolio Value):

United States	37.8%	Canada	4.0%	Singapore	0.8%

United Kingdom	12.3	Hong Kong	3.3	China	0.7

Japan	8.6	Germany	3.1	South Korea	0.6

France	6.7	Greece	1.2	Ireland	0.6

Australia	6.6	Belgium	1.2	Brazil	0.5

Spain	5.6	Norway	1.1	Total	100.0%

Switzerland	4.3	Bermuda	1.0

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $977,433)	Value	face value	date	(depreciation)

Australian Dollar	$158,027	$156,910	9/17/09	$1,117

British Pound	61,805	63,727	9/17/09	(1,922)

Canadian Dollar	293,452	296,365	9/17/09	(2,913)

Danish Krone	10,048	10,110	9/17/09	(62)

Euro	111,330	111,977	9/17/09	(647)

Japanese Yen	142,647	138,622	9/17/09	4,025

Singapore Dollar	36,645	36,660	9/17/09	(15)

Swedish Krona	129,801	129,479	9/17/09	322

Swiss Franc	33,709	33,583	9/17/09	126

Total				$31

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $538,343)	Value	face value	date	(depreciation)

Australian Dollar	$96,905	$96,499	9/17/09	$(406)

British Pound	191,270	195,282	9/17/09	4,012

Euro	16,907	17,003	9/17/09	96

Hong Kong Dollar	29,191	29,195	9/17/09	4

Japanese Yen	109,898	106,376	9/17/09	(3,522)

Norwegian Krone	61,763	61,633	9/17/09	(130)

Swiss Franc	32,481	32,355	9/17/09	(126)

Total				$(72)

25

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of August 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer cyclicals	$9,588	$—	$—

Financial	5,039,444	2,990,371	118

Total common stocks	5,049,032	2,990,371	118

Investment companies	—	88,776	—

Short-term investments	157,479	—	—

Totals by level	$5,206,511	$3,079,147	$118

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(41)	$—

Other financial instruments include forward contracts.

The following is a reconciliation of Level 3 assets as of August 31, 2009:

	Balance as of			Change in net
	December 18, 2008	Accrued		unrealized		Net transfers in
	(commencement	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out	Balance as of
Investments in securities:	of operations)	premiums	(loss)	(depreciation)*	sales	of Level 3	August 31, 2009

Common stocks:

Financial	$—	$—	$—	$32	$—	$86	$118

Total common stocks:	—	—	—	32	—	86	118

Totals:	$—	$—	$—	$32	$—	$86	$118

*Includes $32 related to level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for all securities (including level 1 and level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

26

Statement of assets and liabilities 8/31/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $6,177,316)	$8,128,297
Affiliated issuers (identified cost $157,479) (Note 7)	157,479

Cash	39,843

Foreign currency (cost $213) (Note 1)	218

Dividends, interest and other receivables	15,437

Receivable for shares of the fund sold	92,649

Receivable for investments sold	66

Unamortized offering costs (Note 1)	23,941

Unrealized appreciation on forward currency contracts (Note 1)	9,894

Foreign tax reclaims receivable	3,304

Receivable from Manager (Note 2)	34,639

Total assets	8,505,767

LIABILITIES

Payable for investments purchased	87,795

Payable for investor servicing fees (Note 2)	2,181

Payable for custodian fees (Note 2)	14,844

Payable for Trustee compensation and expenses (Note 2)	1,017

Payable for administrative services (Note 2)	55

Payable for distribution fees (Note 2)	3,027

Payable for reports to shareholders	13,859

Payable for auditing fee	47,800

Payable for offering costs (Note 1)	79,169

Unrealized depreciation on forward currency contracts (Note 1)	9,935

Other accrued expenses	7,828

Total liabilities	267,510

Net assets	$8,238,257

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$6,139,954

Undistributed net investment income (Note 1)	84,467

Accumulated net realized gain on investments and
foreign currency transactions (Note 1)	62,726

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	1,951,110

Total — Representing net assets applicable
to capital shares outstanding	$8,238,257

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($7,166,176 divided by 525,558 shares)	$13.64

Offering price per class A share (100/94.25 of $13.64)*	$14.47

Net asset value and offering price per class B share
($225,958 divided by 16,654 shares)**	$13.57

Net asset value and offering price per class C share
($232,563 divided by 17,139 shares)**	$13.57

Net asset value and redemption price per class M share
($21,565 divided by 1,587 shares)	$13.59

Offering price per class M share (100/96.50 of $13.59)*	$14.08

Net asset value, offering price and redemption price
per class R share ($13,623 divided by 1,001 shares)	$13.61

Net asset value, offering price and redemption price
per class Y share ($578,372 divided by 42,340 shares)	$13.66

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

27

Statement of operations For the period 12/18/08
(commencement of operations) to 8/31/09

INVESTMENT INCOME

Dividends (net of foreign tax of $7,597)	$95,146

Interest (including interest income of $198 from
investments in affiliated issuers) (Note 7)	1,182

Total investment income	96,328

EXPENSES

Compensation of Manager (Note 2)	22,056

Investor servicing fees (Note 2)	13,103

Custodian fees (Note 2)	15,173

Trustee compensation and expenses (Note 2)	11,570

Administrative services (Note 2)	9,566

Distribution fees — Class A (Note 2)	7,137

Distribution fees — Class B (Note 2)	483

Distribution fees — Class C (Note 2)	600

Distribution fees — Class M (Note 2)	63

Distribution fees — Class R (Note 2)	35

Amortization of offering costs (Note 1)	56,971

Reports to shareholders	18,877

Auditing	48,995

Legal	16,574

Other	1,012

Fees waived and reimbursed by Manager (Note 2)	(174,333)

Total expenses	47,882

Expense reduction (Note 2)	(257)

Net expenses	47,625

Net investment income	48,703

Net realized gain on investments (Notes 1 and 3)	62,726

Net realized gain on foreign currency transactions (Note 1)	38,159

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	129

Net unrealized appreciation of investments during the year	1,950,981

Net gain on investments	2,051,995

Net increase in net assets resulting from operations	$2,100,698

Statement of changes in net assets

INCREASE IN NET ASSETS

For the period 12/18/08
(commencement of operations)
to 8/31/09

Operations:

Net investment income	$48,703

Net realized gain on investments
and foreign currency transactions	100,885

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	1,951,110

Net increase in net assets resulting from operations	2,100,698

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(2,360)

Class B	(6)

Class C	(6)

Class M	(7)

Class R	(7)

Class Y	(9)

Redemption fees (Note 1)	2,659

Increase from capital share transactions (Note 4)	3,137,295

Total increase in net assets	5,238,257

NET ASSETS

Beginning of year (Note 5)	3,000,000

End of year (including undistributed net investment
income of $84,467)	$8,238,257

The accompanying notes are an integral part of these financial statements.

28

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29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and						Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	Total from investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	on investments	operations	investment income	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
August 31, 2009 **†	$10.00	.12	3.53	3.65	(.01)	(.01)	—	$13.64	36.51 *	$7,166	1.06 *	1.12 *	45.84 *

Class B
August 31, 2009 **†	$10.00	.03	3.55	3.58	(.01)	(.01)	—	$13.57	35.78 *	$226	1.58 *	.23 *	45.84 *

Class C
August 31, 2009 **†	$10.00	.01	3.57	3.58	(.01)	(.01)	—	$13.57	35.78 *	$233	1.58 *	.12 *	45.84 *

Class M
August 31, 2009 **†	$10.00	.08	3.52	3.60	(.01)	(.01)	—	$13.59	36.00 *	$22	1.41 *	.74 *	45.84 *

Class R
August 31, 2009 **†	$10.00	.11	3.51	3.62	(.01)	(.01)	—	$13.61	36.20 *	$14	1.23 *	1.07 *	45.84 *

Class Y
August 31, 2009 **†	$10.00	.12	3.55	3.67	(.01)	(.01)	—	$13.66	36.72 *	$578	.88 *	1.05 *	45.84 *

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, reflect a reduction of the following amount (Note 2):

Percentage of average net assets

August 31, 2009	3.88%

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

30

Notes to financial statements 8/31/09

Note 1: Significant accounting policies

Putnam Global Financial Fund (the “fund”), a series of Putnam Funds Trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the financial industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable potential. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering each class of shares on December 18, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, October 13, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At August 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Certain securities may be valued based on a price provided by a single source. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term

32

investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At August 31, 2009, the fund had a net liability position of $8,540 on derivative contracts subject to the Master Agreements.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses and foreign tax credits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended August 31, 2009, the fund reclassified $38,159 to increase undistributed net investment income, with a decrease to accumulated net realized gains of $38,159.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2009 were as follows:

Unrealized appreciation	$1,972,334
Net unrealized depreciation	(29,939)

Net unrealized appreciation	1,942,395
Undistributed ordinary income	84,500
Undistributed short-term gain	71,312

Cost for federal income tax purposes	$6,343,381

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Offering costs The offering costs of $80,912 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the period ended August 31, 2009, the fund’s expenses were reduced by $153,659 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended August 31, 2009, the fund’s expenses were reduced by $20,674 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at

33

an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended August 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the period ended August 31, 2009, the fund’s expenses were reduced by $16 under the expense offset arrangements and by $241 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,886 from the sale of class A share and no monies for class M shares and received no monies in contingent deferred sales charges from redemptions of class B and $182 for class C shares.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the period ended August 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $8,218,090 and $2,103,500, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class A	Shares	Amount

Shares sold	259,094	$2,622,694

Shares issued in
connection with
reinvestment of
distributions	235	2,360

	259,329	2,625,054

Shares
repurchased	(28,771)	(247,756)

Net increase	230,558	$2,377,298

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class B	Shares	Amount

Shares sold	23,142	$254,724

Shares issued in
connection with
reinvestment of
distributions	1	6

	23,143	254,730

Shares
repurchased	(7,489)	(81,498)

Net increase	15,654	$173,232

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	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class C	Shares	Amount

Shares sold	18,046	$191,570

Shares issued in
connection with
reinvestment of
distributions	1	6

	18,047	191,576

Shares
repurchased	(1,908)	(21,806)

Net increase	16,139	$169,770

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class M	Shares	Amount

Shares sold	586	$6,679

Shares issued in
connection with
reinvestment of
distributions	1	7

	587	6,686

Shares
repurchased	—	—

Net increase	587	$6,686

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class R	Shares	Amount

Shares sold	—	$—

Shares issued in
connection with
reinvestment of
distributions	1	7

	1	7

Shares
repurchased	—	—

Net increase	1	$7

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class Y	Shares	Amount

Shares sold	48,875	$496,101

Shares issued in
connection with
reinvestment of
distributions	1	9

	48,876	496,110

Shares
repurchased	(7,536)	(85,808)

Net increase	41,340	$410,302

At August 31, 2009, Putnam Investments, LLC owned the following class shares:

		Percentage of
	Shares	ownership	Value

Class A	295,235	56.2%	$4,027,006

Class B	1,001	6.0%	13,578

Class C	1,001	5.8%	13,578

Class M	1,001	63.1%	13,599

Class R	1,001	100%	13,623

Class Y	1,001	2.4%	13,672

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the trust on December 18, 2008. Prior to December 18, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

	Capital contribution	Shares issued

Class A	$2,950,000	295,000

Class B	$10,000	1,000

Class C	$10,000	1,000

Class M	$10,000	1,000

Class R	$10,000	1,000

Class Y	$10,000	1,000

Note 6: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of August 31, 2009:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for	Statement of		Statement of
as hedging	assets and		assets and
instruments under	liabilities	Market	liabilities	Market
Statement 133	location	value	location	value

Foreign exchange
contracts	Receivables	$9,894	Payables	$9,935

Total		$9,894		$9,935

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the period ended August 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Forward
Derivatives not accounted for as hedging	currency
instruments under Statement 133	contracts	Total

Foreign exchange contracts	$37,640	$37,640

Total	$37,640	$37,640

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Forward
Derivatives not accounted for as hedging	currency
instruments under Statement 133	contracts	Total

Foreign exchange contracts	$(41)	$(41)

Total	$(41)	$(41)

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Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $198 for the period ended August 31, 2009. During the period ended August 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,070,308 and $912,829, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

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Federal tax information (unaudited)

For the period, interest and dividends from foreign countries were $83,878 or $0.14 per share (for all classes of shares). Taxes paid to foreign countries were $7,597 or $0.01 per share (for all classes of shares).

The fund designated 10.30% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2009, the fund hereby designates 54.99%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

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About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. In addition, he serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology and holds an M.S. from State University of New York at Stonybrook.

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. In addition, he was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

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Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, Mr. Hill received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the White-head Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College in Danville, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group.

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Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations.

Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Funds since 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted

40

to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the Investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

41

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management	Senior Associate Treasurer/Assistant Clerk
of Funds
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Nancy E. Florek (Born 1957)
Since 2004	Since 2004	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Senior Managing Director, Putnam	Assistant Treasurer and Proxy Manager
Putnam Investments	Investments, Putnam Management and	Since 2005
	Putnam Retail Management	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)
Vice President and	Robert R. Leveille (Born 1969)
Principal Financial Officer	Vice President and
Since 2002	Chief Compliance Officer
Senior Managing Director,	Since 2007
Putnam Investments	Managing Director, Putnam Investments,
Putnam Management, and Putnam
Janet C. Smith (Born 1965)	Retail Management
Vice President, Principal Accounting
Officer and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and
Managing Director, Putnam Investments	BSA Compliance Officer
and Putnam Management	Since 2002
Managing Director, Putnam Investments
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Judith Cohen (Born 1945)
Since 2007	Vice President,
Managing Director, Putnam Investments	Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

The address of each Officer is One Post Office Square, Boston, MA 02109.

42

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:

Putnam RetirementReady 2050 Fund Putnam RetirementReady 2045 Fund Putnam RetirementReady 2040 Fund Putnam RetirementReady 2035 Fund Putnam RetirementReady 2030 Fund Putnam RetirementReady 2025 Fund Putnam RetirementReady 2020 Fund Putnam RetirementReady 2015 Fund Putnam RetirementReady 2010 Fund Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Francis J. McNamara, III
Putnam Investment	Paul L. Joskow	Vice President and Chief Legal Officer
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	Robert R. Leveille
Boston, MA 02109	Robert E. Patterson	Vice President and Chief
	George Putnam, III	Compliance Officer
Investment Sub-Manager	Robert L. Reynolds
Putnam Investments Limited	W. Thomas Stephens	Mark C. Trenchard
57–59 St James’s Street	Richard B. Worley	Vice President and BSA Compliance Officer
London, England SW1A 1LD
	Officers	Judith Cohen
Investment Sub-Advisor	Robert L. Reynolds	Vice President, Clerk and
The Putnam Advisory	President	Assistant Treasurer
Company, LLC
One Post Office Square	Charles E. Porter	Wanda M. McManus
Boston, MA 02109	Executive Vice President,	Vice President, Senior Associate Treasurer
	Principal Executive Officer, Associate	and Assistant Clerk
Marketing Services	Treasurer and Compliance Liaison
Putnam Retail Management		Nancy E. Florek
One Post Office Square	Jonathan S. Horwitz	Vice President, Assistant Clerk, Assistant
Boston, MA 02109	Senior Vice President and Treasurer	Treasurer and Proxy Manager

Custodian	Steven D. Krichmar
State Street Bank and Trust Company	Vice President and Principal
Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting
Independent Registered Public	Officer and Assistant Treasurer
Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Ravi Akhoury
Charles B. Curtis	James P. Pappas
Robert J. Darretta	Vice President

This report is for the information of shareholders of Putnam Global Financials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN720 258429 10/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2009*	$44,942	$--	$3,900	$-

* The fund commenced operations on December 18, 2008.

For the fiscal year ended August 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amount of $3,900, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: December 18, 2008 (commencement of operations) — August 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGIAX

Putnam Global Industrials Fund

Annual report 8 | 31 | 09

A world of investing.℠

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of industrial companies worldwide.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Global Industrials
Fund

Annual report
8 | 31 | 09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Manager	5
Your fund’s performance	9
Your fund’s expenses	10
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	20
Financial statements	22
Federal tax information	38
About the Trustees	39
Officers	43

Message from the Trustees

Dear Fellow Shareholder:

Securities markets in the United States and around the world have exhibited historic resiliency in recent months. Stock market indexes and some types of bonds have risen sharply from the lows hit earlier this year. These returns — among the most dramatic rebounds in a generation — have naturally drawn investors back into the markets and away from safe-haven U.S. Treasuries.

We welcome these bullish trends and the potential for investors to recoup losses from 2008’s dramatic downturn. However, we note that the economic recovery is a work in progress. The markets could very well pause in the coming months before returning to full health.

We are pleased to report that many Putnam mutual funds have delivered improved results over the past year, reflecting the substantial efforts of an investment team infused with new talent and a singular focus. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, seasoned research analysts, and traders.

Beyond our primary goal of seeking superior investment results for you, Putnam and the Board of Trustees continue to seek other ways to promote the interests of shareholders in the Putnam funds. This fall, you will be asked to vote on several such measures, including one proposal that could lower the management fees you pay (see page 20 for details). By now, you should have received a proxy mailing from Putnam. Be sure to act promptly by voting online, by phone, or by returning your signed proxy card.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund

Exploring opportunities among industrial products and services

When Wilbur and Orville Wright successfully flew the first airplane in 1903, they introduced to the world more than fuel-powered flight. Their innovative thinking also helped to found the aerospace industry. Today, aerospace companies are creating state-of-the-art commercial airplanes and developing advanced engineering solutions that reach across businesses. At the same time, companies in a broad range of manufacturing industries — among them electronics, machinery, and construction — are designing groundbreaking technologies that increase efficiency while reducing the impact of industrial production on the environment. Together, these industries help to drive demand in the industrials sector.

From aerospace to infrastructure, Putnam Global Industrials Fund seeks companies that can profit from the worldwide demand for industrial products, services, and equipment. Companies considered for investment are connected to this sector in a broad range of ways and include those that produce civil or military aerospace and defense equipment, building and home improvement products, electrical components and equipment, machinery, and other commodities. Beyond manufacturers, the fund may also invest in service providers that are principally engaged in the industrials sector, including civil engineering firms and contractors, commercial printers, and transportation companies.

Demand in the industrials sector typically thrives when interest rates are low, access to money is secure, and spending is robust. In the current economic climate, we believe that a dramatic increase in spending on infrastructure, such as that outlined in the U.S. government’s 2009 economic stimulus plan, may help to stimulate growth.

In its pursuit of profit opportunities, Putnam Global Industrials Fund searches markets in more than 20 countries. The fund invests primarily in midsize and large companies, but can invest in companies of any size that present favorable investment potential.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

Putnam Global Sector Funds

In recent decades, innovation, evolution, and business growth have propelled stocks in different industries to market-leading performance. Companies based outside the United States have played an increasingly important role in satisfying global demand and driving worldwide economic growth. Putnam Global Sector Funds help investors gain exposure to these dynamic companies by targeting industries on a global basis.

These actively managed funds reflect the best of Putnam’s global research capabilities, with holdings selected by analysts who have hands-on experience in the sectors they cover. Investing with flexibility and precision, the funds’ portfolio managers combine fundamental research with a proprietary stock-ranking process. They work with teams of analysts to determine where each sector is headed and to pinpoint opportunities. This suite of nine funds is backed by Putnam’s nearly 30 years of sector investing experience.

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric and gas utilities, telephone companies, water utilities

Developments and events that have affected the industrials sector

2	3

Performance and
portfolio snapshots

Total return (%) comparison as of 8/31/09

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

“The real driver of earnings growth thus far has been
cost cutting.”
David Gerber, Portfolio Manager, Putnam Global Industrials Fund

The top 10 country allocations represent 90.4% of the fund’s portfolio value. The remaining balance of the fund’s portfolio is invested in 9 other countries. Data excludes exposure to some countries achieved through various derivative instruments. Weightings will vary over time.

4

Interview with your
fund’s Portfolio Manager

David Gerber

David, how did the fund perform during its first fiscal year?

I’m pleased to say that Putnam Global Industrials Fund’s class A shares returned 16.96% from inception on December 18, 2008, to August 31, 2009. This compares with 17.55% for the fund’s benchmark and ranks the fund in the top half of its Lipper peer group over that time frame.

In such a challenging period for investing, what was your strategy?

There were two distinct periods of market sentiment and performance, and so I pursued two corresponding strategies to make the most of those markets. In the first period, from inception through mid March, investors were extremely pessimistic and the market at times seemed to be in free fall. My strategy during this period was to be as defensive as possible and own the kinds of businesses that have stable revenues and predictable markets. In industrials, this meant overweighting companies in the defense, power generation, and commercial aerospace aftermarket industries.

In the second phase, I saw that the globally coordinated policy response to the financial crisis was beginning to calm markets. As credit markets began to stabilize, I shifted assets out of defensive holdings and reallocated money into companies that are more sensitive to changes in the economy.

Can you give us an example?

Sure. The most noteworthy example — and the stock that provided the largest contribution to performance — was Wienerberger, an Austrian manufacturer of clay bricks and ceramic roof tiles. The decline in the housing market in 2008 was a global phenomenon, as credit for financing housing-related projects became scarce. Investors avoided just about any stock related to housing, sending prices lower across the board. However, some companies were better positioned to weather a housing recession than others. In Wienerberger, I saw a leader in a market with few competitors. The company does business in both developed markets, such as the United States, and developing markets, such as Eastern Europe. And its products aren’t used only in new construction, but also in ongoing repairs. A leaky roof gets fixed, whether you are in an economic boom or bust. Despite this, the stock was trading at a valuation that was less than 50% of what the company’s physical assets were worth. Once I saw that banks

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the period from 12/18/08 (commencement of operations) to 8/31/09. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 12.

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were on more stable footing, I invested in Wienerberger, and the investment paid off.

IN THE NEWS

The recession is likely over, according to Federal Reserve Chairman Ben Bernanke. In a September speech marking the one-year anniversary of the Lehman Brothers collapse, Bernanke cited growth in the manufacturing sector, stabilizing home prices, and improving retail sales data as signs that the U.S. economy had entered a recovery. The Fed chief cautioned, however, that the rebound is likely to be gradual and that new job creation may not improve as quickly as many hope. In fact, the Bureau of Labor Statistics reported the national unemployment rate reached a 26-year high of 9.7% in August, as more than 7.4 million jobs have been lost since the recession began in late 2007. Despite the economy’s uncertain footing, U.S. consumer spending and confidence both inched higher in recent reports — an encouraging sign from a sector that accounts for 70% of gross domestic product (GDP).

Are economically sensitive companies now the fund’s focus?

Not exclusively. I’ve always maintained some exposure to wider, secular trends like energy efficiency, infrastructure investment, and selected areas of stable growth within commercial aviation because, in general, you want attractive companies with predictable sources of demand that can withstand a sudden pullback in the economy.

One example of this more stable industrial company is MTU Aero Engines, a Munich-based company engaged in the design, development, and manufacture of engine components for military and commercial aircrafts. Overall airline traffic is down worldwide as a result of the recession, but planes still require regular maintenance, and MTU is one of the beneficiaries of that steady demand. The stock has nearly doubled from its low earlier this year to the end of the period.

Other examples are in the areas of infrastructure and energy efficiency. I’m a big believer in the role that renewable energy will play in the global economy going forward. The fund is investing in that theme through companies like ABB Ltd., which supplies power transmission technologies for energy companies, and Japan Steel Works, which is the only company in the world that can manufacture one of the key parts of a nuclear reactor’s core.

You mentioned a number of international stocks. Do you target a specific balance of U.S. and non-U.S. investments?

No. Putnam analysts covering the global industrials sector generally look for the best investment opportunities on a stock-by-stock basis, no matter where they reside. That said, less than half of the fund’s assets are invested in U.S.-based

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

General Electric Co. (5.8%)	United States	Conglomerates
Siemens AG (3.9%)	Germany	Conglomerates
United Technologies Corp. (3.8%)	United States	Aerospace and defense
Union Pacific Corp. (2.7%)	United States	Railroads
Mitsubishi Corp. (2.6%)	Japan	Conglomerates
Tyco International, Ltd. (2.4%)	United States	Conglomerates
Lockheed Martin Corp. (2.3%)	United States	Aerospace and defense
Alstom SA (2.1%)	France	Machinery
Mitsui & Co., Ltd. (2.1%)	Japan	Conglomerates
Canadian National Railway Co. (2.0%)	Canada	Railroads

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/09. Short-term holdings are excluded. Holdings will vary over time.

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companies. That allocation grows out of the simple fact that more industrial-scale activity is happening outside the United States — particularly in emerging markets. Last year, for the first time, the combined GDP of the developing world outpaced that of the developed world.

One of the broader themes that continually comes up in our analysis is the impact of China’s growth on global resources. China’s outsized growth is not a new phenomenon, but the ramifications of its growth play out daily across a wide range of industries and firms. This year, we’ve worked closely with Putnam’s emerging markets team to find companies in Asia that are well positioned to benefit both directly and indirectly from China’s growth. Examples in the portfolio are China National Materials (Sinoma), Siemens, and Noble Group. The fund also has exposure to companies in the Middle East, such as Dubai’s DP World Limited, one of the largest port operators in the world. As global trade flows return to normal, I believe that DP World’s attractive port assets are well positioned to benefit. Investors are rightly concerned about the overcapacity in container shipping. However, since ports charge their customers based on volumes, they will not be affected by the negative pricing expected in the container shipping market.

What were some holdings that detracted from performance?

In the defense industry, our holdings of Britain’s BAE Systems and U.S.-based Lockheed Martin simply did not keep pace with returns in other parts of the market. The fund still owns sizeable positions in these companies, and I believe in their longer-term prospects.

Alternatively, Finmeccanica is an example of an Italian defense stock that also has disappointed, and I’ve been able to find better ideas elsewhere. It is no longer held in the portfolio.

How do you manage risk in a fund that invests in only one sector?

There are a number of strategies one can use to combat risk in a concentrated portfolio. First, I strive to keep the fund diversified across countries and industries within the broader industrials sector. And when I find an investment theme that I believe is worth representing in the portfolio, I look for multiple ways to play it. It may be a housing supplier like Wienerberger to capture the improvement in housing, a seaport operator like DP World to take advantage of a resumption in global trade, or a specialty steel producer like Japan Steel to participate in the growth of nuclear power.

However, there are two other risk-management techniques. For example, every stock that finds a home in the portfolio will have passed a rigorous set of valuation screens to make sure the fund is not paying too much for a company. This quantitative analysis is followed by a discussion of which end markets are improving globally. Second, I work with other managers at Putnam to review the capital structure of potential investments. Sometimes, this analysis leads to a decision to own some security other than the common stock.

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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For example, in the case of Trinity Industries, a company that manufactures rail cars, I determined that the company’s convertible bond was more attractive than its common stock. It provided a double-digit yield and has since appreciated in keeping with the rebound in the stock.

What’s your outlook?

Credit markets have driven both the decline of stock prices and their subsequent rebound. Credit will likely continue to lead until the global economy is on more stable footing. What we’ve seen thus far is merely a shift from what I might characterize as bad to less bad. We’re still waiting for a genuine pick up in end demand. That means the real driver of earnings growth thus far has been cost cutting. So, broadly speaking, we’re not out of the woods yet, and the fund will remain flexible in the coming months. Today, the most attractive valuations, in my opinion, are in the defensive industries that have failed to keep pace with the rally in cyclicals. So I will likely be looking to move assets back into these areas as opportunities present themselves.

Thank you, David.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David Gerber is an Analyst at Putnam. He has a B.A. from Trinity College. A CFA charterholder, David joined Putnam in 1996 and has been in the investment industry since 1993.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the fiscal period ended August 31, 2009. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since December 18, 2008 (commencement of operations). Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 8/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	16.96%	10.24%	16.34%	11.34%	16.44%	15.44%	16.64%	12.59%	16.85%	17.18%

Current performance cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 12/18/08 to 8/31/09

Current performance cannot guarantee future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,634 ($11,134 with contingent deferred sales charge). Class C shares would have been valued at $11,644 ($11,544 with contingent deferred sales charge). A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,259 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,685 and $11,718, respectively.

Comparative index returns For the period ended 8/31/09

		Lipper Industrials Funds
	MSCI World Industrials Index	category average*

Life of fund	17.55%	17.99%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 8/31/09, there were 42 funds in this Lipper category.

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Fund price and distribution information For the period ended 8/31/09

Distributions	Class A		Class B	Class C		Class M	Class R	Class Y

Number	1		1	1		1	1	1

Income	$0.023		$0.021	$0.021		$0.021	$0.022	$0.024

Total	$0.023		$0.021	$0.021		$0.021	$0.022	$0.024

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/18/08*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

8/31/09	11.67	12.38	11.61	11.62	11.64	12.06	11.66	11.69

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* The inception date of the fund.

Fund performance as of most recent calendar quarter Total return for the period ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	23.88%	16.76%	23.05%	18.05%	23.15%	22.15%	23.35%	19.07%	23.57%	24.09%

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year ended
8/31/09*	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

Estimated total annual operating expenses for the
fiscal year ended 8/31/09	4.55%	5.30%	5.30%	5.05%	4.80%	4.30%

Annualized expense ratio for the six-month period
ended 8/31/09 †	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through July 31, 2010.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Industrials Fund from March 1, 2009, to August 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$8.42	$13.07	$13.08	$11.53	$9.98	$6.86

Ending value (after expenses)	$1,475.30	$1,469.60	$1,470.90	$1,471.60	$1,474.10	$1,476.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2009, use the following calculation method. To find the value of your investment on March 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.87	$10.66	$10.66	$9.40	$8.13	$5.60

Ending value (after expenses)	$1,018.40	$1,014.62	$1,014.62	$1,015.88	$1,017.14	$1,019.66

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Industrials Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June  12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well

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and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June  30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the

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Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and

15

plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam Global Industrials Fund	0.642%	0.700%	(0.058)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds

16

pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its

17

fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009,

18

your fund is subject to a management fee waiver that reduces the fund’s management fee pending implementation of the proposed management contract. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

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Other information for shareholders

Upcoming shareholder vote

The Putnam Funds will hold a shareholder meeting on November 19, 2009, in Boston, Massachusetts, to decide several proposals that affect your fund. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Shareholder proposals

1.Election of T rustees. The Putnam Funds’ Board of Trustees is responsible for overseeing the operation of the Putnam funds and for assuring that each fund is managed in the best interests of its shareholders. All but one of the Trustees are independent of Putnam Investments. All of the current Trustees work on your behalf and are up for re-election. The Trustees recommend you vote to elect all Trustees.

2. Shareholder-friendly changes to Putnam fund management fees. As a Putnam fund shareholder, you pay a management fee that covers key services such as portfolio management, securities trading, and accounting. The management fee typically represents the single largest component of a fund’s total expenses. Key benefits of the proposal include:

a. Lower management fees The change will result in reduced management fees for virtually all Putnam funds, including significantly lower management fees for fixed-income and asset allocation funds.

b. Fund family breakpoints Asset-level discounts for management fees will be based on the growth of all Putnam mutual fund assets, rather than an individual Putnam fund’s assets. This change will allow shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific fund is not growing.

c. Performance fees on U.S. growth funds, international funds, and Putnam Global Equity Fund These equity funds would have performance fees reflecting the strength or weakness of the investment performance of a given fund. Management fees for these funds would decline from their standard fee if the funds underperform their benchmarks and would rise if the funds outperform.

The Trustees recommend you vote for the proposed new management contracts that include these fee changes.

3. Updating investment restrictions of certain funds. Several different fund-specific proposals are included. However, all involve updating and standardizing investment restrictions in certain areas to provide portfolio managers with added investment flexibility, as well as to reduce administrative and compliance burdens for the funds. The Trustees recommend you vote to update and standardize these investment restrictions.

Please remember to vote

Delaying your vote will increase fund expenses if further mailings are required. If you complete your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

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Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidenti-ality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2009, Putnam employees had $298,000,000 and the Trustees had $34,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

22

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Putnam Global Industrials Fund:

We have audited the accompanying statement of assets and liabilities of the Putnam Global Industrials Fund (the “fund”), a series of Putnam Funds Trust, including the fund’s portfolio as of August 31, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 18, 2008 (commencement of operations) to August 31, 2009. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Putnam Global Industrials Fund as of August 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 13, 2009

23

The fund’s portfolio 8/31/09

COMMON STOCKS (97.0%)*	Shares	Value

Aerospace and defense (15.7%)
BAE Systems PLC (United Kingdom)	15,271	$77,098

Cobham PLC (United Kingdom)	22,219	72,764

Empresa Brasileira de Aeronautica SA
(Embraer) ADR (Brazil)	1,500	31,860

Goodrich Corp.	1,200	66,192

Lockheed Martin Corp.	1,215	91,101

MTU Aero Engines Holding AG (Germany)	1,846	78,002

Raytheon Co.	1,255	59,211

United Technologies Corp.	2,579	153,089

		629,317
Airlines (3.8%)
Air Arabia (United Arab Emirates)	108,703	30,207

JetBlue Airways Corp. †	7,300	42,413

Qantas Airways, Ltd. (Australia)	12,458	26,567

Singapore Airlines, Ltd. (Singapore)	6,000	53,557

		152,744
Building materials (2.4%)
Tostem Inax Holding Corp. (Japan)	2,000	35,452

Wavin NV (Netherlands)	10,343	22,410

Wienerberger AG (Austria) †	1,671	38,243

		96,105
Chemicals (1.3%)
Cabot Corp.	1,500	29,685

Monsanto Co.	250	20,970

		50,655
Commercial and consumer services (6.4%)
Aggreko PLC (United Kingdom)	2,852	30,707

Experian Group, Ltd. (Ireland)	7,472	62,565

Kloeckner & Co., AG (Germany) †	1,754	46,927

Michael Page International PLC (United Kingdom)	5,624	30,995

SECOM Co., Ltd. (Japan)	600	27,106

Singapore Airport Terminal Services,
Ltd. (Singapore)	4,380	7,509

Sthree PLC (United Kingdom)	13,453	52,801

		258,610
Conglomerates (20.8%)
3M Co.	1,036	74,696

General Electric Co.	16,666	231,657

Mitsubishi Corp. (Japan)	5,100	103,404

Mitsui & Co., Ltd. (Japan)	6,600	86,041

Siemens AG (Germany)	1,816	157,396

Sojitz Corp. (Japan)	13,400	28,682

Sumitomo Electric Industries, Ltd. (Japan)	4,200	54,301

Tyco International, Ltd.	3,100	98,239

		834,416
Electrical equipment (4.4%)
ABB, Ltd. (Switzerland) †	2,688	51,810

Keyence Corp. (Japan)	210	44,408

Prysmian SpA (Italy)	4,213	78,907

		175,125
Electronics (1.5%)
Premier Farnell PLC (United Kingdom)	11,854	31,696

Samsung Techwin Co., Ltd. (South Korea)	437	27,227

		58,923
Engineering and construction (7.4%)
Fluor Corp.	1,089	57,608

Granite Construction, Inc.	600	19,260

GS Engineering & Construction Corp. (South Korea) 508		38,933

McDermott International, Inc. †	1,300	30,888

COMMON STOCKS (97.0%)* cont.	Shares	Value

Engineering and construction cont.
MYR Group, Inc. †	1,300	$26,650

Vinci SA (France)	1,385	74,504

Shaw Group, Inc. †	1,700	49,861

		297,704
Environmental (0.4%)
Tetra Tech, Inc. †	565	16,690

		16,690
Machinery (11.8%)
Alstom SA (France)	1,224	86,267

China National Materials Co., Ltd. (China)	62,000	51,279

Cummins, Inc.	1,000	45,320

Deere (John) & Co.	1,538	67,057

Japan Steel Works, Ltd. (The) (Japan)	3,000	37,302

Kubota Corp. (Japan)	6,000	49,629

NSK, Ltd. (Japan)	4,000	26,202

Parker-Hannifin Corp.	1,050	51,093

Timken Co.	2,800	59,108

		473,257
Manufacturing (3.6%)
Cookson Group PLC (United Kingdom) †	5,178	32,936

Illinois Tool Works, Inc.	1,200	50,184

ITT Corp.	700	35,056

Roper Industries, Inc.	600	28,428

		146,604
Medical technology (0.8%)
Pall Corp.	1,100	32,703

		32,703
Metals (2.7%)
Noble Group, Ltd. (Hong Kong)	28,000	41,202

Vallourec SA (France)	451	68,724

		109,926
Railroads (5.7%)
Canadian National Railway Co. (Canada)	1,636	79,095

Kansas City Southern †	1,700	40,630

Union Pacific Corp.	1,814	108,495

		228,220
Shipping (0.9%)
Kirby Corp. †	1,000	37,050

		37,050
Tire and rubber (1.2%)
Nokian Renkaat OYJ (Finland)	2,191	49,368

		49,368
Transportation (1.6%)
DP World, Ltd. (United Arab Emirates)	150,772	63,324

		63,324
Transportation services (2.0%)
Deutsche Post AG (Germany)	3,415	59,035

Macquarie Infrastructure Group (Australia)	20,721	23,229

		82,264
Trucks and parts (1.7%)
Aisin Seiki Co., Ltd. (Japan)	2,700	67,667

		67,667
Waste Management (0.9%)
Waste Management, Inc.	1,233	36,902

		36,902
Total common stocks (cost $3,346,522)		$3,897,574

24

CONVERTIBLE BONDS AND NOTES (0.8%)*		Principal amount	Value

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036		$45,000	$31,050

Total convertible bonds and notes (cost $26,035)			$31,050

PURCHASED OPTIONS OUTSTANDING (0.8%)*	Expiration date/	Contract	Value
	strike price	amount

ABB, Ltd. (Call) F	Jun-10/18.00	CHF 3,318	$12,325

Cummins, Inc. (Call)	Dec-09/$50.00	$370	1,097

General Electric Co. (Call)	Oct-09/15.00	5,333	2,067

General Electric Co. (Call)	Dec-09/18.00	3,180	739

General Electric Co. (Put)	Oct-09/10.00	4,705	343

iShares MSCI Japan Index Fund (Call)	Sep-09/11.00	13,751	384

Wienerberger AG (Call) F	Oct-09/9.02	EUR 1,380	13,682

Total purchased options outstanding (cost $25,077)			$30,637

SHORT-TERM INVESTMENTS (4.8%)*		Shares	Value

Putnam Money Market Liquidity Fund [e]		193,576	$193,576

Total short-term investments (cost $193,576)			$193,576

TOTAL INVESTMENTS
Total investments (cost $3,591,210)			$4,152,837

Key to holding’s currency abbreviations

CHF Swiss Franc

EUR Euro

USD / $ United States Dollar

Key to holding’s abbreviations

ADR American Depository Receipts

* Percentages indicated are based on net assets of $4,019,379.

† Non-income-producing security.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs. On August 31, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

At August 31, 2009, liquid assets totaling $523,588 have been designated as collateral for open options.

Debt obligations are considered secured unless otherwise indicated.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at August 31, 2009 (as a percentage of Portfolio Value):

United States	46.2%	Italy	1.9%	Finland	1.2%

Japan	13.5	South Korea	1.6	Hong Kong	1.0

Germany	8.2	Ireland	1.5	Austria	0.9

United Kingdom	7.9	Singapore	1.5	Brazil	0.8

France	5.5	Switzerland	1.2	Netherlands	0.5

United Arab Emirates	2.3	China	1.2	Total	100.0%

Canada	1.9	Australia	1.2

25

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $681,707)	Value	face value	date	(depreciation)

Australian Dollar	$15,071	$14,937	9/17/09	$134

British Pound	65,871	65,833	9/17/09	38

Canadian Dollar	35,357	35,905	9/17/09	(548)

Danish Krone	57,228	57,178	9/17/09	50

Euro	5,158	5,187	9/17/09	(29)

Hong Kong Dollar	12,027	12,030	9/17/09	(3)

Japanese Yen	238,416	231,908	9/17/09	6,508

Norwegian Krone	44,686	44,310	9/17/09	376

Singapore Dollar	12,076	12,081	9/17/09	(5)

Swedish Krona	124,982	124,640	9/17/09	342

Swiss Franc	77,993	77,698	9/17/09	295

Total				$7,158

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $612,775)	Value	face value	date	(depreciation)

British Pound	$290,647	$299,228	9/17/09	$8,581

Canadian Dollar	26,312	26,721	9/17/09	409

Euro	150,732	150,988	9/17/09	256

Hong Kong Dollar	17,099	17,103	9/17/09	4

Japanese Yen	27,146	26,363	9/17/09	(783)

Norwegian Krone	28,174	28,131	9/17/09	(43)

Singapore Dollar	64,199	64,241	9/17/09	42

Total				$8,466

WRITTEN OPTIONS OUTSTANDING at 8/31/09 (premiums received $10,827)	Contract	Expiration date/
	amount	strike price	Value

ABB, Ltd. (Put) F	CHF 9,050	Jun-10/12.00	$1,669

Cummins, Inc. (Put)	$411	Dec-09/$40.00	1,193

Honeywell International, Inc. (Put)	646	Dec-09/30.00	420

Total			$3,282

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of August 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$91,857	$68,724	$—

Capital goods	1,290,978	552,288	—

Conglomerates	677,020	157,396	—

Consumer cyclicals	70,067	334,016	—

Health care	32,703	—	—

Technology	27,227	31,696	—

Transportation	474,360	89,242	—

Total common stocks	2,664,212	1,233,362	—

Convertible bonds and notes	—	31,050	—

Purchased options outstanding	—	30,637	—

Short-term investments	193,576	—	—

Totals by level	$2,857,788	$1,295,049	$—
	Level 1	Level 2	Level 3

Other financial instruments:	$—	$12,342	$—

Other financial instruments include written options and forward contracts.

The accompanying notes are an integral part of these financial statements.

26

Statement of assets and liabilities 8/31/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,397,634)	$3,959,261
Affiliated issuers (identified cost $193,576) (Note 7)	193,576

Foreign currency (cost $833) (Note 1)	827

Dividends, interest and other receivables	4,614

Foreign Tax reclaim	2,338

Receivable for shares of the fund sold	35,312

Receivable for investments sold	79,353

Unrealized appreciation on forward currency contracts (Note 1)	17,322

Receivable from Manager (Note 2)	38,142

Unamortized offering costs (Note 1)	23,941

Total assets	4,354,686

LIABILITIES

Payable to custodian (Note 2)	56,097

Payable for investments purchased	111,312

Payable for investor servicing fees (Note 2)	1,147

Payable for custodian fees (Note 2)	10,833

Payable for Trustee compensation and expenses (Note 2)	1,012

Payable for administrative services (Note 2)	27

Payable for distribution fees (Note 2)	1,571

Payable for offering costs (Note 1)	79,169

Unrealized depreciation on forward currency contracts (Note 1)	1,698

Written options outstanding, at value
(premiums received $10,827) (Notes 1 and 3)	3,282

Other accrued expenses	69,159

Total liabilities	335,307

Net assets	$4,019,379

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$3,445,632

Undistributed net investment income (Note 1)	31,546

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(42,728)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	584,929

Total — Representing net assets applicable to
capital shares outstanding	$4,019,379

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,786,573 divided by 324,357 shares)	$11.67

Offering price per class A share (100/94.25 of $11.67)*	$12.38

Net asset value and offering price per class B share
($45,330 divided by 3,903 shares)**	$11.61

Net asset value and offering price per class C share
($20,600 divided by 1,773 shares)**	$11.62

Net asset value and redemption price per class M share
($11,660 divided by 1,002 shares)	$11.64

Offering price per class M share (100/96.50 of $11.64)*	$12.06

Net asset value, offering price and redemption price
per class R share ($11,681 divided by 1,002 shares)	$11.66

Net asset value, offering price and redemption price
per class Y share ($143,535 divided by 12,275 shares)	$11.69

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

27

Statement of operations For the period 12/18/08
(commencement of operations) to 8/31/09

INVESTMENT INCOME

Dividends (net of foreign tax of $4,305)	$65,928

Interest (including interest income of $156 from investments
in affiliated issuers) (Note 7)	1,500

Total investment income	67,428

EXPENSES

Compensation of Manager (Note 2)	15,366

Investor servicing fees (Note 2)	9,156

Custodian fees (Note 2)	11,110

Trustee compensation and expenses (Note 2)	11,519

Administrative services (Note 2)	9,528

Distribution fees — Class A (Note 2)	5,344

Distribution fees — Class B (Note 2)	171

Distribution fees — Class C (Note 2)	83

Distribution fees — Class M (Note 2)	52

Distribution fees — Class R (Note 2)	35

Amortization of offering costs (Note 1)	56,971

Reports to shareholders	18,493

Auditing	49,056

Legal	16,524

Other	679

Fees waived and reimbursed by Manager (Note 2)	(174,469)

Total expenses	29,618
Expense reduction (Note 2)	(67)

Net expenses	29,551

Net investment income	37,877

Net realized loss on investments (Notes 1 and 3)	(50,819)

Net realized gain on foreign currency transactions (Note 1)	252

Net realized gain on written options (Notes 1 and 3)	8,402

Net unrealized appreciation of assets and liabilities in foreign
currencies during the year	15,757

Net unrealized appreciation of investments and written options
during the year	569,172

Net gain on investments	542,764

Net increase in net assets resulting from operations	$580,641

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

For the period 12/18/08
(commencement of operations)
to 8/31/09

Operations:

Net investment income	$37,877

Net realized loss on investments and
foreign currency transactions	(42,165)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	584,929

Net increase in net assets resulting from operations	580,641

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(6,785)

Class B	(21)

Class C	(21)

Class M	(21)

Class R	(22)

Class Y	(24)

Redemption fees (Note 1)	148

Increase from capital share transactions (Note 4)	445,484

Total increase in net assets	1,019,379

NET ASSETS

Beginning of year (Note 6)	3,000,000

End of year (including undistributed net investment
income of $31,546)	$4,019,379

28

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29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net realized and						Total return	Net assets,	Ratio of expenses	Ratio of net investment
	Net asset value,	Net investment	unrealized gain (loss)	Total from investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	income (loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	on investments	operations	investment income	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	net assets (%) [d,e]	net assets (%) [e]	turnover (%)

Class A
August 31, 2009†	$10.00	.12	1.57	1.69	(.02)	(.02)	—	$11.67	16.96 *	$3,787	.94 *	1.22 *	210.56 *

Class B
August 31, 2009†	$10.00	.05	1.58	1.63	(.02)	(.02)	—	$11.61	16.34 *	$4 5	1.47 *	.44 *	210.56 *

Class C
August 31, 2009†	$10.00	.05	1.59	1.64	(.02)	(.02)	—	$11.62	16.4 4 *	$21	1.47 *	.54 *	210.56 *

Class M
August 31, 2009†	$10.00	.09	1.57	1.66	(.02)	(.02)	—	$11.64	16.64 *	$12	1.29 *	.88 *	210.56 *

Class R
August 31, 2009†	$10.00	.10	1.58	1.68	(.02)	(.02)	—	$11.66	16.85 *	$12	1.12 *	1.06 *	210.56 *

Class Y
August 31, 2009†	$10.00	.12	1.59	1.71	(.02)	(.02)	—	$11.69	17.18 *	$14 4	.76 *	1.15 *	210.56 *

* Not annualized.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class, reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

August 31, 2009	5.57%

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 8/31/09

Note 1: Significant accounting policies

Putnam Global Industrials Fund (the “fund”), a series of Putnam Funds Trust (the “Trust”), is a non-diversified Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in the common stocks of companies worldwide in the industrial products, services or equipment industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes has favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on December 18, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, October 13, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At August 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the coun-terparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on Purchased Options Contracts at period end are indicative of the volume of activity during the period. See Note 3 for the volume of Written Options Contracts activity for the period ended August 31, 2009. For the period ended August 31, 2009 the fund did not have any activity on Futures Contracts.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the coun-terparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counter-party. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At August 31, 2009, the fund had net liability position of $883 on derivative contracts subject to the Master Agreements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2009, the fund had a capital loss carryover of $9,057 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on August 31, 2017.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended August 31, 2009, the fund reclassified $563 to increase undistributed net investment income, with a decrease to accumulated net realized losses of $563.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2009 were as follows:

Unrealized appreciation	$582,690
Unrealized depreciation	(54,733)

Net unrealized appreciation	527,957
Undistributed ordinary income	47,083
Capital loss carryforward	(9,057)

Cost for federal income tax purposes	$3,624,880

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Offering costs The offering costs of $80,912 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion, and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the period ended August 31, 2009, the fund’s expenses were reduced by $149,420 as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.642% of the fund’s average net assets. During the period ended August 31, 2009, the fund’s expenses were reduced by $190 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended August 31, 2009, the fund’s expenses were reduced by $24,859 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended August 31, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At August 31, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/ service arrangements. For the period ended August 31, 2009, the fund’s expenses were reduced by $9 under the expense offset arrangements and by $58 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $790 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the period ended August 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $9,870,115 and $6,442,218, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended August 31, 2009 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options outstanding
at beginning of period	USD	$—	$—
	CHF	—	—
	EUR	—	—

Options opened	USD	3,039	8,027
	CHF	9,050	8,801
	EUR	3,281	4,126

Options exercised	USD	—	—
	CHF	—	—
	EUR	—	—

Options expired	USD	(1,000)	(1,640)
	CHF	—	—
	EUR	(1,673)	(1,473)

Options closed	USD	(982)	(4,361)
	CHF	—	—
	EUR	(1,608)	(2,653)

Written options outstanding
at end of period	USD	$1,057	$2,026
	CHF	9,050	8,801
	EUR	—	—

Note 4: Capital shares

At August 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class A	Shares	Amount

Shares sold	35,651	$351,839

Shares issued in
connection with
reinvestment of
distributions	667	6,785

	36,318	358,624

Shares
repurchased	(6,961)	(72,176)

Net increase	29,357	$286,448

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class B	Shares	Amount

Shares sold	3,122	$30,376

Shares issued in
connection with
reinvestment of
distributions	2	21

	3,124	30,397

Shares
repurchased	(221)	(1,652)

Net increase	2,903	$28,745

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class C	Shares	Amount

Shares sold	771	$8,325

Shares issued in
connection with
reinvestment of
distributions	2	21

	773	8,346

Shares
repurchased	—	—

Net increase	773	$8,346

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class M	Shares	Amount

Shares sold	—	$7

Shares issued in
connection with
reinvestment of
distributions	2	21

	2	28

Shares
repurchased	—	—

Net increase	2	$28

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class R	Shares	Amount

Shares sold	—	$7

Shares issued in
connection with
reinvestment of
distributions	2	22

	2	29

Shares
repurchased	—	—

Net increase	2	$29

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class Y	Shares	Amount

Shares sold	11,451	$123,480

Shares issued in
connection with
reinvestment of
distributions	2	24

	11,453	123,504

Shares
repurchased	(178)	(1,616)

Net increase	11,275	$121,888

At August 31, 2009, Putnam Investments, LLC owned the following class shares:

		Percentage of
	Shares	ownership	Value at 8/31/09

Class A	295,667	91.15%	$3,450,434

Class B	1,002	25.67%	11,633

Class C	1,002	56.51%	11,643

Class M	1,002	100.00%	11,660

Class R	1,002	100.00%	11,681

Class Y	1,002	8.16%	11,713

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of August 31, 2009:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for	Statement of		Statement of
as hedging	assets and		assets and
instruments under	liabilities	Market	liabilities	Market
Statement 133	location	value	location	value

Foreign exchange
contracts	Receivables	$17,322	Payables	$1,698

Equity contracts	Investments	30,637	Payables	3,282

Total		$47,959		$4,980

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended August 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging		Forward
instruments under		currency
Statement 133	Options	contracts	Total

Foreign exchange
contracts	$—	$134	$134

Equity contracts	4,176	—	4,176

Total	$4,176	$134	$4,310

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging		Forward
instruments under		currency
Statement 133	Options	contracts	Total

Foreign exchange
contracts	$—	$15,624	$15,624

Equity contracts	13,105	—	13,105

Total	$13,105	$15,624	$28,729

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the trust on December 18, 2008. Prior to December 18, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

	Capital contribution	Shares issued

Class A	$2,950,000	295,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $156 for the period ended August 31, 2009. During the period ended August 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $421,927 and $228,351, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

For the period, interest and dividends from foreign countries were $39,128 or $0.11 per share (for all classes of shares). Taxes paid to foreign countries were $4,305 or $0.01 per share (for all classes of shares).

The fund designated 52.45% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2009, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. In addition, he serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology and holds an M.S. from State University of New York at Stonybrook.

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. In addition, he was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, Mr. Hill received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College in Danville, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group.

Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations.

Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Funds since 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the Investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management	Senior Associate Treasurer/Assistant Clerk
of Funds
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Nancy E. Florek (Born 1957)
Since 2004	Since 2004	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Senior Managing Director, Putnam	Assistant Treasurer and Proxy Manager
Putnam Investments	Investments, Putnam Management and	Since 2005
	Putnam Retail Management	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)
Vice President and	Robert R. Leveille (Born 1969)
Principal Financial Officer	Vice President and
Since 2002	Chief Compliance Officer
Senior Managing Director,	Since 2007
Putnam Investments	Managing Director, Putnam Investments,
Putnam Management, and Putnam
Janet C. Smith (Born 1965)	Retail Management
Vice President, Principal Accounting
Officer and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and
Managing Director, Putnam Investments	BSA Compliance Officer
and Putnam Management	Since 2002
Managing Director, Putnam Investments
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Judith Cohen (Born 1945)
Since 2007	Vice President,
Managing Director, Putnam Investments	Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market
instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Francis J. McNamara, III
Putnam Investment	Paul L. Joskow	Vice President and Chief Legal Officer
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	Robert R. Leveille
Boston, MA 02109	Robert E. Patterson	Vice President and Chief Compliance
	George Putnam, III	Officer
Investment Sub-Manager	Robert L. Reynolds
Putnam Investments Limited	W. Thomas Stephens	Mark C. Trenchard
57-59 St James’s Street	Richard B. Worley	Vice President and BSA Compliance Officer
London, England SW1A 1LD
	Officers	Judith Cohen
Investment Sub-Advisor	Robert L. Reynolds	Vice President, Clerk and
The Putnam Advisory	President	Assistant Treasurer
Company, LLC
One Post Office Square	Charles E. Porter	Wanda M. McManus
Boston, MA 02109	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
	Executive Officer, Associate Treasurer	and Assistant Clerk
Marketing Services	and Compliance Liaison
Putnam Retail Management		Nancy E. Florek
One Post Office Square	Jonathan S. Horwitz	Vice President, Assistant Clerk,
Boston, MA 02109	Senior Vice President and Treasurer	Assistant Treasurer and Proxy Manager

Custodian	Steven D. Krichmar
State Street Bank and Trust Company	Vice President and
Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting
Independent Registered Public	Officer and Assistant Treasurer
Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Ravi Akhoury
Charles B. Curtis	James P. Pappas
Robert J. Darretta	Vice President

This report is for the information of shareholders of Putnam Global Industrials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN721 258528 10/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2009*	$45,017	$--	$3,900	$-

* The fund commenced operations on December 18, 2008.

For the fiscal year ended August 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amount of $3,900, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: December 18, 2008 (commencement of operations) — August 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGTAX

Putnam Global Technology Fund

Annual report 8|31|09

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of technology companies worldwide.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Global Technology
Fund

Annual report
8|31|09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Manager	5
Your fund’s performance	9
Your fund’s expenses	10
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	19
Financial statements	21
Federal tax information	35
About the Trustees	36
Officers	40

Message from the Trustees

Dear Fellow Shareholder:

Securities markets in the United States and around the world have exhibited historic resiliency in recent months. Stock market indexes and some types of bonds have risen sharply from the lows hit earlier this year. These returns — among the most dramatic rebounds in a generation — have naturally drawn investors back into the markets and away from safe-haven U.S. Treasuries.

We welcome these bullish trends and the potential for investors to recoup losses from 2008’s dramatic downturn. However, we note that the economic recovery is a work in progress. The markets could very well pause in the coming months before returning to full health.

We are pleased to report that many Putnam mutual funds have delivered improved results over the past year, reflecting the substantial efforts of an investment team infused with new talent and a singular focus. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, seasoned research analysts, and traders.

Beyond our primary goal of seeking superior investment results for you, Putnam and the Board of Trustees continue to seek other ways to promote the interests of shareholders in the Putnam funds. This fall, you will be asked to vote on several such measures, including one proposal that could lower the management fees you pay (see page 19 for details). By now, you should have received a proxy mailing from Putnam. Be sure to act promptly by voting online, by phone, or by returning your signed proxy card.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in technology-related companies

In 1937, the year Putnam Investments was founded, a law student named Chester Carlson developed an innovative process for reproducing words on a page in just minutes. Despite the usefulness of his invention, he had a difficult time finding investors for his photocopier — which did not become commercially available until the Xerox Corporation began selling it in 1950. Successful investing, particularly in the technology sector, requires the ability to identify the value of a product, service, or business, and to capitalize on its long-term growth potential.

The amount and magnitude of technological advances since Mr. Carlson invented his photocopier are astounding. Putnam Global Technology Fund seeks to capitalize on the potential of this dynamic sector — and the many innovations that are still to come. The fund combines the compelling growth potential of stocks in the technology sector with Putnam’s investment expertise, decades of experience, extensive research capabilities, and global reach.

And because technology today encompasses a broad range of industries and companies, the fund’s portfolio can include small entrepreneurial firms, midsize companies with significant market share in new industries, and well-established technology giants with years of experience and profitability. The fund also diversifies geographically, targeting stocks in markets around the world.

It is difficult to identify a segment of the economy that has not been profoundly influenced by technology — from emerging companies with revolutionary new products to traditional businesses dependent on computers, Internet services, and technological innovation. The fund’s portfolio manager, with support from analysts in Putnam’s Global Equity Research group, looks across industries to find stocks that can help investors build wealth over time. Companies in the fund’s portfolio may specialize in a wide range of areas, from computer hardware, software, storage, and security to technology consulting and Internet services.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses.

Putnam Global Sector Funds

In recent decades, innovation, evolution, and business growth have propelled stocks in different industries to market-leading performance. Companies based outside the United States have played an increasingly important role in satisfying global demand and driving worldwide economic growth. Putnam Global Sector Funds help investors gain exposure to these dynamic companies by targeting industries on a global basis.

These actively managed funds reflect the best of Putnam’s global research capabilities, with holdings selected by analysts who have hands-on experience in the sectors they cover. Investing with flexibility and precision, the funds’ portfolio managers combine fundamental research with a proprietary stock-ranking process. They work with teams of analysts to determine where each sector is headed and to pinpoint opportunities. This suite of nine funds is backed by Putnam’s nearly 30 years of sector investing experience.

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric and gas utilities, telephone companies, water utilities

Developments and events that have affected the technology sector

2	3

Performance and
portfolio snapshots

Total return (%) comparison as of 8/31/09

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

“We watch valuations closely and, as a
consequence, we have positioned the fund more
defensively in recent months.”

George Gianarikas, Portfolio Manager, Putnam Global Technology Fund

The top 10 country allocations represent 99.4% of the fund’s portfolio value. The remaining balance of the fund’s portfolio is invested in 2 other countries. Data excludes exposure to some countries achieved through various derivative instruments. Weightings will vary over time.

4

Interview with your
fund’s Portfolio Manager

George Gianarikas

George, the stock market has rallied significantly since the last update six months ago. How has the fund performed?

Our stock selections helped us to harness the recovery in the technology sector. Class A shares posted a return of 36.70% at net asset value since the fund’s inception, less than a year ago, on December 18, 2008. This result lagged the 47.35% average return of its Lipper peer group but was in line with the 36.19% return of its benchmark index, the MSCI World Information Technology Index. With regard to these comparisons, I would note that most members of the peer group have a different benchmark than our fund, and many have more of a focus on the United States. When international markets lag, as Japan lagged the United States this past year, it can influence this fund’s ranking.

The technology sector has been a leader this year. What are the reasons for its strength?

The technology sector differs from many others in offering both defensive and cyclical qualities. Many companies in the sector have strong balance sheets and generate lots of free cash flow. Those are defensive characteristics. At the same time, however, technology company earnings are sensitive to economic conditions. When the economy warms up, both businesses and consumers increase their technology purchases, and this can contribute a burst of growth for the industry.

Another reason this sector performed well is that it was recovering from losses in 2008. In the middle of last year, many businesses slashed orders for technology products. As an example, retailers decided to reduce inventories of telephone handsets because of low sales expectations. Telephone manufacturers, in turn, cut their orders for components. Eventually, these cuts worked their way to the smallest technology component — semiconductors — and companies in this industry fell harder than in any other.

As the economy has stabilized in 2009, businesses have sold off these limited inventories and begun to place new orders. Stocks throughout the sector have risen in proportion to their declines in 2008. Semiconductors have been among the leaders in the technology sector.

Let’s talk about the fund’s strategy.

Our strategy is to look for companies offering substantial growth that are trading at levels poised for capital appreciation, based on Putnam’s analysis. We examine

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the period from 12/18/08 (commencement of operations) to 8/31/09. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 12.

5

companies one by one, getting to know their business and financial situation well, and understanding where they fit in their industries. We then develop our thesis, independent of the market consensus.

IN THE NEWS

The recession is likely over, according to Federal Reserve Chairman Ben Bernanke. In a September speech marking the one-year anniversary of the Lehman Brothers collapse, Bernanke cited growth in the manufacturing sector, stabilizing home prices, and improving retail sales data as signs that the U.S. economy had entered a recovery. The Fed chief cautioned, however, that the rebound is likely to be gradual and that new job creation may not improve as quickly as many hope. In fact, the Bureau of Labor Statistics reported the national unemployment rate reached a 26-year high of 9.7% in August, as more than 7.4 million jobs have been lost since the recession began in late 2007. Despite the economy’s uncertain footing, U.S. consumer spending and confidence both inched higher in recent reports — an encouraging sign from a sector that accounts for 70% of gross domestic product (GDP).

During the past year we built up fairly large positions in undervalued semiconductor companies. We concluded that, after the 2008 decline, this industry was undervalued given that demand for semiconductors would return. The fund then benefited as the industry rallied. More recently, we have shifted some of the semiconductor stocks to other industries that we think now offer relatively more attractive value.

Is there a concern that the rally has gone too far? Are stocks now overstretched?

We watch valuations closely and have positioned the fund more defensively lately, by favoring companies that are higher in the food chain, so to speak, such as Microsoft and Apple. We took profits on a fairly large position in Intel earlier in the year, and now the position represents a smaller percentage of the portfolio. This was not a top-down decision — it was based on a forecast of semiconductor spending. Instead, we compared stocks and found more upside potential in the more diversified companies.

How have you positioned the fund across industries and global markets?

The fund’s weightings now are fairly close to those of its benchmark index, though we can take bigger positions when we have strong conviction. The largest industries are computers, software, and communications equipment. U.S. stocks dominate the sector benchmark with over 80% of the index, followed by Japanese and European stocks.

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY
Microsoft Corp. (11.4%)	United States	Software
Apple, Inc. (9.8%)	United States	Computers
Cisco Systems, Inc. (7.6%)	United States	Communications equipment
Qualcomm, Inc. (5.2%)	United States	Communications equipment
Hewlett-Packard Co. (4.4%)	United States	Computers
IBM Corp. (4.3%)	United States	Computers
Intel Corp. (3.9%)	United States	Electronics
Motorola, Inc. (3.7%)	United States	Telecommunications
Google, Inc. (3.3%)	United States	Technology services
EMC Corp. (2.4%)	United States	Computers

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/09. Short-term holdings are excluded. Holdings will vary over time.

6

How does the global mandate help the portfolio?

It gives us flexibility to use the whole food chain in the technology sector. Most of the manufacturers in the sector are based in Asia. For example, Hon Hai Precision Industry in Taiwan manufactures iPhones for Apple. At times, earnings for manufacturers can be higher than for other types of companies, so it helps to have this investment flexibility.

What were the top contributors during the year?

One of the top contributors was an overweight position in Brocade Communications, which supplies data center networking hardware to businesses. This is an example of a company hit hard by the recession’s impact on capital spending, but it has recovered vigorously since March as the economy stabilized, and we sold the position at a profit. Apple and Microsoft also provided outsized performance, and were overweight positions relative to the benchmark. Apple continues to generate strong earnings and cash flows from its combination of popular products — iPhones, iPods, and notebook computers. Microsoft has enhanced its competitive position with Bing, its Internet search engine that competes with Google, and a new cooperation agreement with Yahoo! [Google had a neutral impact on performance, and Yahoo! detracted]. We believe Microsoft is poised to grow revenues and earnings.

What stocks detracted from performance?

Despite the popularity of the Wii game, Nintendo’s stock underperformed, and this was an overweight position in the fund relative to the benchmark. Here, the company was a victim of its earlier success. Sales of the Wii game were so strong in the first half of 2008 that, one year later, in the middle of the recession, sales came in far below the higher estimates analysts had projected. We have maintained the position because we believe the stock is undervalued. We also believe that new game software, such as Wii Sport Resort, can drive both new software and hardware sales.

Fujitsu, another overweight position, is a diversified computer equipment company that has underperformed because of poor results from its semiconductor division. The company makes components for wireless handsets and for flat screen televisions, and is in the midst of investing in development of new types of chips. We believe this stock has an attractive valuation relative to its growth potential.

What is your outlook for the sector and the fund for the coming months?

We are concerned about valuations in the technology sector and the possibility that earnings forecasts may have become a little too optimistic. With these considerations, the fund is positioned fairly defensively. We favor the larger, well-diversified companies, with Microsoft being a good example. Our disciplined approach to favoring stocks with attractive valuations should be particularly helpful, we think, if there is a pullback after the sector’s recent gains.

George, thanks for sharing your insights.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager George Gianarikas is an Analyst at Putnam. He has an M.A. in Economics from Boston University and a B.A. from Boston University. George joined Putnam in 2009 and has been in the investment industry since 1998.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the fiscal period ended August 31, 2009. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since December 18, 2008 (commencement of operations). Past performance does not guarantee future results, and the short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 8/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	36.70%	28.84%	36.00%	31.00%	36.00%	35.00%	36.20%	31.47%	36.40%	36.90%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Current performance cannot guarantee future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $13,600 ($13,100 with contingent deferred sales charge). Class C shares would have been valued at $13,600 ($13,500 with contingent deferred sales charge). A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,147 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,640 and $13,690, respectively.

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Comparative index returns For the period ended 8/31/09

	MSCI World Information	Lipper Global Science/Technology Funds
	Technology Index	category average*

Life of fund	36.19%	47.35%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 8/31/09, there were 83 funds in this Lipper category.

Fund price and distribution information For the period ended 8/31/09

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/18/08*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

8/31/09	13.67	14.50	13.60	13.60	13.62	14.11	13.64	13.69

The fund made no distributions during the period.

* Inception date of the fund.

Fund performance as of most recent calendar quarter Total return for the period ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	44.00%	35.72%	43.10%	38.10%	43.20%	42.20%	43.40%	38.42%	43.70%	44.30%

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year
ended 8/31/09*	1.62%	2.37%	2.37%	2.12%	1.87%	1.37%

Estimated total annual operating expenses for the
fiscal year ended 8/31/09	1.66%	2.41%	2.41%	2.16%	1.91%	1.41%

Annualized expense ratio for the six-month period
ended 8/31/09†	1.38%	2.13%	2.13%	1.88%	1.63%	1.13%

* Reflects Putnam Management’s decision to contractually limit expenses through August 31, 2009. Putnam Management and the fund’s Board of Trustees subsequently agreed, effective August 1, 2009, to replace the fund’s then-current expense limitation with a new expense limitation arrangement in effect through at least July 31, 2010.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on data in the financial highlights.

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Technology Fund from March 1, 2009, to August 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$8.71	$13.41	$13.41	$11.84	$10.27	$7.13

Ending value (after expenses)	$1,503.90	$1,497.80	$1,497.80	$1,498.40	$1,500.60	$1,504.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2009, use the following calculation method. To find the value of your investment on March 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.02	$10.82	$10.82	$9.55	$8.29	$5.75

Ending value (after expenses)	$1,018.25	$1,014.47	$1,014.47	$1,015.73	$1,016.99	$1,019.51

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Information Technology Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the information technology sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not  “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June  12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served

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shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June  30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment

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management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management

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Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam Global Technology Fund	0.642%	0.700%	(0.058)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder

16

consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management

17

to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

18

Other information for shareholders

Upcoming shareholder vote

The Putnam Funds will hold a shareholder meeting on November 19, 2009, in Boston, Massachusetts, to decide several proposals that affect your fund. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Shareholder proposals

1. Election of Trustees. The Putnam Funds’ Board of Trustees is responsible for overseeing the operation of the Putnam funds and for assuring that each fund is managed in the best interests of its shareholders. All but one of the Trustees are independent of Putnam Investments. All of the current Trustees work on your behalf and are up for re-election. The Trustees recommend you vote to elect all Trustees.

2. Shareholder-friendly changes to Putnam fund management fees. As a Putnam fund shareholder, you pay a management fee that covers key services such as portfolio management, securities trading, and accounting. The management fee typically represents the single largest component of a fund’s total expenses. Key benefits of the proposal include:

a. Lower management fees The change will result in reduced management fees for virtually all Putnam funds, including significantly lower management fees for fixed-income and asset allocation funds.

b. Fund family breakpoints Asset-level discounts for management fees will be based on the growth of all Putnam mutual fund assets, rather than an individual Putnam fund’s assets. This change will allow shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific fund is not growing.

c. Performance fees on U.S. growth funds, international funds, and Putnam Global Equity Fund These equity funds would have performance fees reflecting the strength or weakness of the investment performance of a given fund. Management fees for these funds would decline from their standard fee if the funds underperform their benchmarks and would rise if the funds outperform.

The Trustees recommend you vote for the proposed new management contracts that include these fee changes.

3. Updating investment restrictions of certain funds. Several different fund-specific proposals are included. However, all involve updating and standardizing investment restrictions in certain areas to provide portfolio managers with added investment flexibility, as well as to reduce administrative and compliance burdens for the funds. The Trustees recommend you vote to update and standardize these investment restrictions.

Please remember to vote

Delaying your vote will increase fund expenses if further mailings are required. If you complete your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

19

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2009, Putnam employees had $298,000,000 and the Trustees had $34,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

20

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

21

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Putnam Global Technology Fund:

We have audited the accompanying statement of assets and liabilities of the Putnam Global Technology Fund (the “fund”), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 18, 2008 (commencement of operations) to August 31, 2009. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Putnam Global Technology Fund as of August 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 12, 2009

22

The fund’s portfolio 8/31/09

COMMON STOCKS (94.8%)*	Shares	Value

Broadcasting (0.7%)
Liberty Media Corp. — Entertainment Class A †	1,521	$42,421

		42,421
Cable television (1.6%)
DIRECTV Group, Inc. (The) †	4,166	103,150

		103,150
Commercial and consumer services (2.9%)
Alliance Data Systems Corp. †	200	11,112

Automatic Data Processing, Inc.	2,700	103,545

Nissha Printing Co., Ltd. (Japan)	400	21,125

Visa, Inc. Class A	684	48,632

		184,414
Communications equipment (16.4%)
Cisco Systems, Inc. †	22,200	479,520

Nokia OYJ ADR (Finland)	7,100	99,471

Qualcomm, Inc.	7,037	326,658

Research in Motion, Ltd. (Canada) †	712	52,019

Telefonaktiebolaget LM Ericsson ADR (Sweden)	7,700	73,766

		1,031,434
Computers (23.8%)
Apple, Inc. †	3,679	618,845

EMC Corp. †	9,411	149,635

Fujitsu, Ltd. (Japan)	15,000	101,000

Hewlett-Packard Co.	6,116	274,547

Hitachi, Ltd. (Japan)	15,000	52,920

IBM Corp.	2,289	270,216

Lexmark International, Inc. Class A †	1,800	33,912

		1,501,075
Electronics (11.3%)
Altera Corp.	2,600	49,946

Finisar Corp. †	25,600	22,528

Hon Hai Precision Industry Co., Ltd. (Taiwan)	6,000	20,237

Hoya Corp. (Japan)	800	18,070

Ibiden Co., Ltd. (Japan)	900	32,043

Intel Corp.	12,119	246,258

Kyocera Corp. (Japan)	300	25,008

Micron Technology, Inc. †	2,200	16,214

National Semiconductor Corp.	3,800	57,646

Samsung Electronics Co., Ltd. (South Korea)	50	30,872

Texas Instruments, Inc.	3,503	86,139

Tyco Electronics, Ltd. (Switzerland)	2,600	59,332

Xilinx, Inc.	2,200	48,928

		713,221
Office equipment and supplies (0.7%)
Canon, Inc. (Japan)	1,100	42,239

		42,239

COMMON STOCKS (94.8%)* cont.	Shares	Value

Retail (1.2%)
GameStop Corp. †	3,300	$78,540

		78,540
Semiconductor (3.1%)
ASML Holding NV (Netherlands)	1,148	31,546

Atmel Corp. †	10,515	43,427

Formfactor, Inc. †	2,385	52,327

KLA-Tencor Corp.	1,569	48,953

Tokyo Electron, Ltd. (Japan)	400	21,770

		198,023
Software (18.0%)
Activision Blizzard, Inc. †	3,200	37,152

Capcom Co., Ltd. (Japan)	800	15,747

Citrix Systems, Inc. †	500	17,840

Electronic Arts, Inc. †	1,951	35,547

McAfee, Inc. †	400	15,912

Microsoft Corp.	29,202	719,830

Oracle Corp.	2,384	52,138

Red Hat, Inc. †	500	11,480

SAP AG (Germany)	1,300	63,476

Square Enix Holdings Co., Ltd. (Japan)	1,500	38,642

Symantec Corp. †	6,998	105,810

UBISOFT Entertainment (France) †	1,238	22,052

		1,135,626
Technology (0.7%)
Unisys Corp. †	18,300	44,652

		44,652
Technology services (6.5%)
Accenture, Ltd. Class A	3,374	111,342

Google, Inc. Class A †	446	205,905

Yahoo!, Inc. †	6,209	90,713

		407,960
Telecommunications (5.3%)
American Tower Corp. Class A †	1,400	44,310

Motorola, Inc.	32,600	234,068

Vodafone Group PLC ADR (United Kingdom)	2,500	54,300

		332,678
Telephone (0.4%)
Leap Wireless International, Inc. †	1,400	23,086

		23,086
Toys (2.2%)
Nintendo Co., Ltd. (Japan)	500	135,312

		135,312
Total common stocks (cost $5,007,286)		$5,973,831

SHORT-TERM INVESTMENTS (5.9%)*	Shares	Value

Putnam Money Market Liquidity Fund [e]	370,001	$370,001

Total short-term investments (cost $370,001)		$370,001

TOTAL INVESTMENTS

Total investments (cost $5,377,287)		$6,343,832

* Percentages indicated are based on net assets of $6,304,592.

† Non-income-producing security.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

23

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at August 31, 2009 (as a percentage of Portfolio Value):

United States	84.1%	Germany	1.0%	Netherlands	0.5%

Japan	7.9	Switzerland	0.9	South Korea	0.5

Finland	1.6	United Kingdom	0.9	Other	0.6

Sweden	1.2	Canada	0.8	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $829,750)	Value	face value	date	(depreciation)

British Pound	$62,293	$64,208	9/17/09	$(1,915)

Canadian Dollar	118,496	119,821	9/17/09	(1,325)

Euro	298,742	300,358	9/17/09	(1,616)

Hong Kong Dollar	8,182	8,183	9/17/09	(1)

Japanese Yen	307,729	299,747	9/17/09	7,982

Swedish Krona	37,652	37,433	9/17/09	219

Total				$3,344

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $346,565)	Value	face value	date	(depreciation)

British Pound	$90,756	$94,064	9/17/09	$3,308

Canadian Dollar	56,279	57,154	9/17/09	875

Euro	128,811	129,000	9/17/09	189

Japanese Yen	29,037	28,230	9/17/09	(807)

Swedish Krona	38,284	38,117	9/17/09	(167)

Total				$3,398

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of August 31, 2009:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Capital goods	$42,239	$—	$—

Communication services	458,914	—	—

Consumer cyclicals	440,687	—	—

Technology	4,914,917	117,074	—

Total common stocks	5,856,757	117,074	—

Short-term investments	370,001	—	—

Totals by level	$6,226,758	$117,074	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$6,742	$—

Other financial instruments include forward contracts.

The accompanying notes are an integral part of these financial statements.

24

Statement of assets and liabilities 8/31/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $5,007,286)	$5,973,831
Affiliated issuers (identified cost $370,001) (Note 7)	370,001

Cash	54,724

Foreign currency (cost $2,584) (Note 1)	2,588

Dividends, interest and other receivables	8,554

Receivable for shares of the fund sold	18,317

Receivable for investments sold	151,815

Unrealized appreciation on forward currency contracts (Note 1)	12,850

Receivable from Manager (Note 2)	34,410

Unamortized offering costs (Note 1)	23,941

Total assets	6,651,031

LIABILITIES

Payable for investments purchased	170,970

Payable for shares of the fund repurchased	2,877

Payable for investor servicing fees (Note 2)	1,819

Payable for custodian fees (Note 2)	9,028

Payable for Trustee compensation and expenses (Note 2)	1,015

Payable for auditing	47,800

Payable for administrative services (Note 2)	43

Payable for distribution fees (Note 2)	2,483

Payable for offering costs (Note 1)	79,169

Unrealized depreciation on forward currency contracts (Note 1)	6,108

Other accrued expenses	25,127

Total liabilities	346,439

Net assets	$6,304,592

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1, 4 and 6)	$4,924,706

Undistributed net investment income (Note 1)	23,679

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	382,800

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	973,407

Total — Representing net assets applicable to
capital shares outstanding	$6,304,592

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per
class A share ($5,649,657 divided by 413,385 shares)	$13.67

Offering price per class A share (100/94.25 of $13.67)*	$14.50

Net asset value and offering price per
class B share ($209,976 divided by 15,443 shares)**	$13.60

Net asset value and offering price per
class C share ($66,364 divided by 4,881 shares)**	$13.60

Net asset value and redemption price per
class M share ($46,629 divided by 3,424 shares)	$13.62

Offering price per class M share (100/96.50 of $13.62)*	$14.11

Net asset value, offering price and redemption price per
class R share ($13,644 divided by 1,000 shares)	$13.64

Net asset value, offering price and redemption price per
class Y share ($318,322 divided by 23,249 shares)	$13.69

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

25

Statement of operations For the period 12/18/08
(commencement of operations) to 8/31/09

INVESTMENT INCOME

Dividends (net of foreign tax of $1,344)	$38,709

Interest (including interest income of $465 from investments
in affiliated issuers) (Note 7)	1,401

Total investment income	40,110

EXPENSES

Compensation of Manager (Note 2)	20,180

Investor servicing fees (Note 2)	12,054

Custodian fees (Note 2)	9,145

Trustee compensation and expenses (Note 2)	11,554

Administrative services (Note 2)	9,553

Distribution fees — Class A (Note 2)	6,799

Distribution fees — Class B (Note 2)	501

Distribution fees — Class C (Note 2)	169

Distribution fees — Class M (Note 2)	121

Distribution fees — Class R (Note 2)	40

Amortization of offering costs (Note 1)	56,971

Reports to shareholders	18,795

Auditing	49,137

Legal	16,563

Other	4,492

Fees waived and reimbursed by Manager (Note 2)	(169,759)

Total expenses	46,315

Expense reduction (Note 2)	(97)

Net expenses	46,218

Net investment loss	(6,108)

Net realized gain on investments (Notes 1 and 3)	382,800

Net realized gain on foreign currency transactions (Note 1)	29,787

Net unrealized appreciation of assets and liabilities in foreign
currencies during the period	6,862

Net unrealized appreciation of investments during the period	966,545

Net gain on investments	1,385,994

Net increase in net assets resulting from operations	$1,379,886

Statement of changes in net assets

INCREASE IN NET ASSETS
For the period 12/18/08
(commencement of operations)
to 8/31/09

Operations:

Net investment loss	$(6,108)

Net realized gain on investments and foreign
currency transactions	412,587

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	973,407

Net increase in net assets resulting from operations	1,379,886

Redemption fees (Note 1)	438

Increase from capital share transactions (Note 4)	1,924,268

Total increase in net assets	3,304,592

NET ASSETS

Beginning of period (Note 6)	3,000,000

End of period (including undistributed net investment
income of $23,679)	$6,304,592

The accompanying notes are an integral part of these financial statements.

26

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27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:

										Ratio of net
								Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	Net realized and unrealized	Total from investment	Redemption	Net asset value,	Total return at net	end of period	to average net assets	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	gain (loss) on investments	operations	fees [e]	end of period	asset value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	turnover (%)

Class A
August 31, 2009 †	$10.00	(.02)	3.69	3.67	—	$13.67	36.70 *	$5,650	1.12 *	(.14) *	131.63 *

Class B
August 31, 2009 †	$10.00	(.08)	3.68	3.60	—	$13.60	36.00 *	$210	1.65 *	(.70) *	131.63 *

Class C
August 31, 2009 †	$10.00	(.08)	3.68	3.60	—	$13.60	36.00 *	$66	1.65 *	(.71) *	131.63 *

Class M
August 31, 2009 †	$10.00	(.08)	3.70	3.62	—	$13.62	36.20 *	$47	1.47 *	(.65 ) *	131.63 *

Class R
August 31, 2009 †	$10.00	(.03)	3.67	3.64	—	$13.64	36.40 *	$14	1.29 *	(.28) *	131.63 *

Class Y
August 31, 2009 †	$10.00	— e	3.69	3.69	—	$13.69	36.90 *	$318	.9 4 *	.01 *	131.63 *

* Not annualized.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of average net assets
August 31, 2009	4.13%

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 8/31/09

Note 1: Significant accounting policies

Putnam Global Technology Fund (the “fund”) is a non-diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the technology industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on December 18, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, October 12, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At August 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of

30

a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At August 31, 2009, the fund had a net liability position of $4,273 on derivative contracts subject to the Master Agreements.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended August 31, 2009, the fund reclassified $29,787 to decrease accumulated net investment loss with a decrease to accumulated net realized gains of $29,787.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2009 were as follows:

Unrealized appreciation	$1,031,514
Unrealized depreciation	(70,594)

Net unrealized appreciation	960,920
Undistributed ordinary income	30,422
Undistributed short-term gain	388,425

Cost for federal income tax purposes	$5,382,912

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Offering costs The offering costs of $80,912 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500  million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% of any excess thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the period ended August 31, 2009, the fund’s expenses were reduced by $153,203 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended August 31, 2009, the fund’s expenses were reduced by $16,556 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam

31

Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended August 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/ service arrangements. For the period ended August 31, 2009, the fund’s expenses were reduced by $9 under the expense offset arrangements and by $88 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,461 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the period ended August 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $9,833,093 and $5,203,197, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class A	Shares	Amount

Shares sold	138,588	$1,677,646

Shares issued in
connection with
reinvestment of
distributions	—	—

	138,588	1,677,646

Shares
repurchased	(20,203)	(266,602)

Net increase	118,385	$1,411,044

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class B	Shares	Amount

Shares sold	20,574	$243,571

Shares issued in
connection with
reinvestment of
distributions	—	—

	20,574	243,571

Shares
repurchased	(6,131)	(71,512)

Net increase	14,443	$172,059

32

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class C	Shares	Amount

Shares sold	3,924	$48,754

Shares issued in
connection with
reinvestment of
distributions	—	—

	3,924	48,754

Shares
repurchased	(43)	(582)

Net increase	3,881	$48,172

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class M	Shares	Amount

Shares sold	3,174	$39,059

Shares issued in
connection with
reinvestment of
distributions	—	—

	3,174	39,059

Shares
repurchased	(750)	(10,000)

Net increase	2,424	$29,059

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class R	Shares	Amount

Shares sold	—	$—

Shares issued in
connection with
reinvestment of
distributions	—	—

	—	—

Shares
repurchased	—	—

	—	$—

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class Y	Shares	Amount

Shares sold	24,609	$293,764

Shares issued in
connection with
reinvestment of
distributions	—	—

	24,609	293,764

Shares
repurchased	(2,360)	(29,830)

Net increase	22,249	$263,934

At August 31, 2009, Putnam Investments, LLC owned the following class shares of the fund:

		Percentage of
	Shares	ownership	Value

Class A	295,000	71.4%	$4,032,650

Class C	1,000	20.5	13,600

Class M	1,000	29.2	13,620

Class R	1,000	100.0	13,644

Class Y	1,000	4.3	13,690

Note 5: Summary of derivative activity
Market values of derivative instruments as of August 31, 2009

	Asset derivatives		Liability derivatives

Derivatives not
accounted for	Statement of		Statement of
as hedging instru-	assets and		assets and
ments under	liabilities	Market	liabilities	Market
Statement 133	location	value	location	value

Foreign exchange
contracts	Receivables	$12,850	Payables	$6,108

Total		$12,850		$6,108

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the period ended August 31, 2009 (see Note 1):

Change in Unrealized Appreciation or (Depreciation) on
Derivatives Recognized in Income

	Forward
Derivatives not accounted for as hedging	currency
instruments under Statement 133	contracts	Total

Foreign exchange contracts	$6,742	$6,742

Total	$6,742	$6,742

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Forward
Derivatives not accounted for as hedging	currency
instruments under Statement 133	contracts	Total

Foreign exchange contracts	$30,172	$30,172

Total	$30,172	$30,172

Note 6: Initial capitalization and offering of shares

The fund was established as series of the trust on December 18, 2008. Prior to December 18, 2008, the fund had no operations other than those related to organizational matters, including, as noted below, the initial capital contributions and issuance of shares:

	Capital contribution	Shares issued

Class A	$2,950,000	295,000

Class B	$10,000	1,000

Class C	$10,000	1,000

Class M	$10,000	1,000

Class R	$10,000	1,000

Class Y	$10,000	1,000

33

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $465 for the period ended August 31, 2009. During the period ended August 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,305,382 and $935,381, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

34

Federal tax information (unaudited)

The fund designated 6.48% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2009, the fund hereby designates 9.07%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

35

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. In addition, he serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology and holds an M.S. from State University of New York at Stonybrook.

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. In addition, he was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of

36

Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, Mr. Hill received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the White-head Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College in Danville, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group.

37

Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations.

Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and
President of the Funds since 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted

38

to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the Investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

39

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management	Senior Associate Treasurer/Assistant Clerk
of Funds
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Nancy E. Florek (Born 1957)
Since 2004	Since 2004	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Senior Managing Director, Putnam	Assistant Treasurer and Proxy Manager
Putnam Investments	Investments, Putnam Management and	Since 2005
	Putnam Retail Management	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)
Vice President and	Robert R. Leveille (Born 1969)
Principal Financial Officer	Vice President and
Since 2002	Chief Compliance Officer
Senior Managing Director,	Since 2007
Putnam Investments	Managing Director, Putnam Investments,
Putnam Management, and Putnam
Janet C. Smith (Born 1965)	Retail Management
Vice President, Principal Accounting
Officer and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and
Managing Director, Putnam Investments	BSA Compliance Officer
and Putnam Management	Since 2002
Managing Director, Putnam Investments
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Judith Cohen (Born 1945)
Since 2007	Vice President,
Managing Director, Putnam Investments	Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

The address of each Officer is One Post Office Square, Boston, MA 02109.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Francis J. McNamara, III
Putnam Investment	Paul L. Joskow	Vice President and Chief Legal Officer
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	Robert R. Leveille
Boston, MA 02109	Robert E. Patterson	Vice President and
	George Putnam, III	Chief Compliance Officer
Investment Sub-Manager	Robert L. Reynolds
Putnam Investments Limited	W. Thomas Stephens	Mark C. Trenchard
57-59 St James’s Street	Richard B. Worley	Vice President and BSA Compliance Officer
London, England SW1A 1LD		Vice President, Clerk and
	Officers	Assistant Treasurer
Investment Sub-Advisor	Robert L. Reynolds
The Putnam Advisory	President	Wanda M. McManus
Company, LLC		Vice President, Senior Associate Treasurer
One Post Office Square	Charles E. Porter	and Assistant Clerk
Boston, MA 02109	Executive Vice President, Principal
	Executive Officer, Associate Treasurer	Nancy E. Florek
Marketing Services	and Compliance Liaison	Vice President, Assistant Clerk,
Putnam Retail Management		Assistant Treasurer and Proxy Manager
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Senior Vice President and Treasurer

Custodian	Steven D. Krichmar
State Street Bank and Trust Company	Vice President and
Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting
Independent Registered Public	Officer and Assistant Treasurer
Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Ravi Akhoury
Charles B. Curtis	James P. Pappas
Robert J. Darretta	Vice President

This report is for the information of shareholders of Putnam Global Technology Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN722 258453 10/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2009*	$45,078	$--	$3,900	$-

* The fund commenced operations on December 18, 2008.

For the fiscal year ended August 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amount of $3,900, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: December 18, 2008 (commencement of operations) — August 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGBZX

Putnam Global Telecommunications Fund

Annual report
8 | 31 | 09

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of telecommunications companies worldwide.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Global
Telecommunications
Fund

Annual report
8 | 31 | 09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Managers	5
Your fund’s performance	9
Your fund’s expenses	10
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	20
Financial statements	22
Federal tax information	35
About the Trustees	36
Officers	40

Message from the Trustees

Dear Fellow Shareholder:

Securities markets in the United States and around the world have exhibited historic resiliency in recent months. Stock market indexes and some types of bonds have risen sharply from the lows hit earlier this year. These returns — among the most dramatic rebounds in a generation — have naturally drawn investors back into the markets and away from safe-haven U.S. Treasuries.

We welcome these bullish trends and the potential for investors to recoup losses from 2008’s dramatic downturn. However, we note that the economic recovery is a work in progress. The markets could very well pause in the coming months before returning to full health.

We are pleased to report that many Putnam mutual funds have delivered improved results over the past year, reflecting the substantial efforts of an investment team infused with new talent and a singular focus. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, seasoned research analysts, and traders.

Beyond our primary goal of seeking superior investment results for you, Putnam and the Board of Trustees continue to seek other ways to promote the interests of shareholders in the Putnam funds. This fall, you will be asked to vote on several such measures, including one proposal that could lower the management fees you pay (see page 20 for details). By now, you should have received a proxy mailing from Putnam. Be sure to act promptly by voting online, by phone, or by returning your signed proxy card.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in telecommunications companies

In 1979, in Tokyo, Japan, the first commercial cellular telephone system began operations. Today — just 30 years later — millions of consumers worldwide carry their telephones, music, movies, games, Internet access, and computer systems in devices considerably smaller than those first cell phones.

Telecommunications — defined as the transmission of information, as words, sounds, or images, usually over great distances — has experienced an astounding array of advances over the years. Putnam Global Telecommunications Fund seeks to capitalize on the potential of this dynamic sector — and the many innovations that are still to come. The fund invests at least 80% of its assets in stocks of companies engaged in telecommunications industries.

The fund’s portfolio can include businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. The fund’s portfolio managers focus primarily on large and midsize companies, and have the flexibility to invest in U.S. and international markets. Examples of companies in this sector include those that provide wireless and wireline telephones and services, providers of mobile devices and services such as text messaging and mobile Internet connectivity, cable companies offering high-speed Internet access, and providers of fiber-optic cable networks.

The fund’s managers invest with a long-term view and conduct intensive research with support from analysts in Putnam’s Global Equity Research group. Their disciplined investment process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses.

Putnam Global Sector Funds

In recent decades, innovation, evolution, and business growth have propelled stocks in different industries to market-leading performance. Companies based outside the United States have played an increasingly important role in satisfying global demand and driving worldwide economic growth. Putnam Global Sector Funds help investors gain exposure to these dynamic companies by targeting industries on a global basis.

These actively managed funds reflect the best of Putnam’s global research capabilities, with holdings selected by analysts who have hands-on experience in the sectors they cover. Investing with flexibility and precision, the funds’ portfolio managers combine fundamental research with a proprietary stock-ranking process. They work with teams of analysts to determine where each sector is headed and to pinpoint opportunities. This suite of nine funds is backed by Putnam’s nearly 30 years of sector investing experience.

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial
services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense,
construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric and gas utilities, telephone companies,
water utilities

Developments and events that have affected the telecommunications sector

2	3

Performance and
portfolio snapshots

Total return (%) comparison as of 8/31/09

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

“Cable companies that can bundle entertainment
and news content with voice and data service offer
attractive earnings growth potential.”

Vivek Gandhi, Portfolio Manager, Putnam Global Telecommunications Fund

The top 10 country allocations represent 94.5% of the fund’s portfolio value. The remaining balance of the fund’s portfolio is invested in 5 other countries. Data excludes exposure to some countries achieved through various derivative instruments. Weightings will vary over time.

Global composition as of 8/31/09

4

Interview with your
fund’s Portfolio Managers

Vivek Gandhi (in London) and Coo Way Law (in Singapore)

Gentlemen, thanks for taking time for this conference call to discuss Putnam Global Telecommunications Fund. Let’s begin with an update on performance.

Vivek: Since its inception on December 18, 2008, the fund advanced 5.60% at net asset value. Results were significantly stronger in the second half of the period, as a global market rally began in March when fears of a deeper recession eased. The fund outperformed its benchmark, the MSCI World Telecommunications Services Index, largely because of holdings in emerging markets and in cable companies. It lagged the average of its Lipper peer group, Telecommunication Funds, because this group includes funds with larger exposure to stocks in the technology sector. The performance of the telecommunications sector could not keep pace with the technology sector this year because it is less sensitive to economic trends. We believe, however, that the defensive characteristics of the telecommunications sector will be valuable in a volatile market environment.

How have currency exposures influenced performance?

Coo Way: During the period, currency added a bit to performance, primarily because the U.S. dollar weakened. Over 60% of the fund’s assets were invested outside of North America. Although exchange rates can influence fund returns, we do not seek to make money by managing currency positions. We focus our efforts on selecting stocks. Our choices can cause the fund’s currency exposures to differ from those of the benchmark, and then we use hedging strategies to neutralize the differences. One exception is that we leave small positions in emerging markets’ currencies unhedged, because hedging these currencies is prohibitively expensive.

Aside from the fund, why did the telecom sector lag the overall MSCI World Index?

Coo Way: The rally in global markets since March favored companies that had been most at risk in the recession, especially cyclicals with higher levels of leverage. Telecom stocks, on the other hand, tend to be defensive. The sector is dominated by large companies with stable revenues, high levels of free cash flow, and relatively better balance sheets than is common in many other sectors. Two of the fund’s

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the period from 12/18/08 (commencement of operations) to 8/31/09. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 12.

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largest holdings, Vodafone Group and AT&T — each with a market capitalization well above $100 billion — are examples of such companies. These two companies, in particular, have sizable weightings in the benchmark and in the portfolio, even when we hold a relative underweight position, as we did with AT&T during the period. With attributes of size and stability, telecom stocks tend to perform well during market downturns, which was the case when markets were sliding in January and February.

IN THE NEWS

The recession is likely over, according to Federal Reserve Chairman Ben Bernanke. In a September speech marking the one-year anniversary of the Lehman Brothers collapse, Bernanke cited growth in the manufacturing sector, stabilizing home prices, and improving retail sales data as signs that the U.S. economy had entered a recovery. The Fed chief cautioned, however, that the rebound is likely to be gradual and that new job creation may not improve as quickly as many hope. In fact, the Bureau of Labor Statistics reported the national unemployment rate reached a 26-year high of 9.7% in August, as more than 7.4 million jobs have been lost since the recession began in late 2007. Despite the economy’s uncertain footing, U.S. consumer spending and confidence both inched higher in recent reports — an encouraging sign from a sector that accounts for 70% of gross domestic product (GDP).

Can you outline the fund’s strategy?

Vivek: We use fundamental analysis to identify stocks that we consider mispriced relative to their long-term fair value. Important criteria include the ability to generate strong free-cash flow and dividend yields on a sustainable basis. We favor companies that are managed well, with executives who focus on rewarding shareholders. With our global research capabilities, we can also target newer or smaller companies that have strong growth prospects but are not yet well understood by the market.

During the period, we found several stocks that had become undervalued when the market declined. The bear market heavily penalized companies for any signs of debt leverage or vulnerability to the recession. In the telecom sector, these companies were primarily located in emerging markets. We believed that the low valuations more than compensated investors for investment risk, and, during March and April, we added several stocks that we believed had great growth potential. This maneuvering increased the fund’s exposure to emerging markets, relative to developed markets, at a favorable moment, and contributed positively to the fund’s performance.

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

Vodafone Group PLC (14.7%)	United Kingdom	Telecommunications
AT&T, Inc. (11.7%)	United States	Regional Bells
Verizon Communications, Inc. (7.2%)	United States	Regional Bells
France Telecom SA (7.1%)	France	Telecommunications
Telefonica SA (5.2%)	Spain	Telecommunications
BT Group PLC (5.1%)	United Kingdom	Telecommunications
Telenet Group Holding NV (4.2%)	Belgium	Cable television
Hutchison Telecommunications Hong Kong Holdings, Ltd. (3.7%)	Hong Kong	Telecommunications
KDDI Corp. (3.6%)	Japan	Telecommunications
Koninklijke (Royal) KPN NV (3.5%)	Netherlands	Telecommunications

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/09. Short-term holdings are excluded. Holdings will vary over time.

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Can you describe some of these newer holdings?

Coo Way: Let’s look at China Unicom in Hong Kong. In the first few months of this year, the stock fell to what we considered to be a very attractive price. In our view, the market was ignoring the fact that this company is likely to become one of the largest wireless telecom companies in the largest market of the world — China. It is also the only Chinese company that offers service with WCDMA transmission of voice and data, the global standard. This stock is not in our benchmark, but it is one we understand because of our ability to do fundamental research in emerging markets, and it was one of the top contributors to performance in the period. We sold it during the period because, following its appreciation, it was no longer attractively valued. We also built up a position in America Movil, the mobile service in Mexico. This stock traded at a discount to mobile services in developed markets, and through our analysis, we could see that it had less leverage and its business was more resilient than the market feared. This position, another out-of-benchmark choice, contributed positively to returns.

What were some other top contributors?

Vivek: BT Group of the United Kingdom, formerly known as British Telecom, was among the top contributors. We had an overweight position in this stock relative to the benchmark. We added it during the downturn, as we described. We had not owned it earlier because it lacked defensive characteristics — it had a relatively large amount of leverage on its balance sheet. We built a position because we believed the stock’s low valuation in March and April, in combination with plans by new corporate management to restructure the business, presented a great opportunity. So far, it has delivered impressive returns.

What stocks detracted from performance?

Coo Way: KDDI, in Japan, was an overweight position, and it underperformed the benchmark. We believe it is a fundamentally strong company, but the Japanese market is sometimes moved by themes rather than fundamentals. During the period, defensive sectors like telecommunications stocks were out of favor in Japan as investors were mostly overweight in cyclical and export-oriented sectors.

U.S. companies Qwest and American Tower also underperformed. Qwest has struggled with declining revenues, but we like the stock because it has a dividend yield of 8% and a cash flow yield of 20%, which we believe won’t decline as quickly as the market fears. We also see strategic value in it as declining revenue will force the industry to consolidate. American Tower, which operates the cell-phone towers that carry growing amounts of wireless data, has sector-leading revenue and profit growth. However, on traditional measurements, its valuation looks expensive, and that held back its performance during this period. We have reduced the fund’s exposure to this stock.

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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What is your outlook for the telecom sector, and how are you positioning the fund?

Vivek: We believe that the worst of the global recession is now in the past, though a vigorous cyclical rebound does not seem likely. We are confident that the fund can outperform its benchmark with our stock selections in industries and countries that offer higher growth rates. Around the world, people are buying an increasing number of telecommunication devices, and using them a great deal — the popularity of Apple’s iPhone is just one example. We believe that one of the most attractive opportunities for earnings growth in the sector is the increasing bundling of voice and data service with content, including entertainment and news. As an example, we believe cable companies are generally growing faster than fixed-line telephone businesses and represent an undervalued opportunity.

We also see encouraging signs of corporate confidence in new moves toward industry consolidation, particularly in Europe. In this region, competition has caused revenues and profits to decline. A phase of consolidation can help earnings growth, in our view. Recently, two U.K. wireless phone competitors, Orange and T-Mobile, announced plans to merge their operations. [Orange is owned by France Telecom and T-Mobile by Deutsche Telekom.] We think that this move is positive for investors. It is prompted in part by greater stability in the credit markets, and we see that as a positive sign as well.

Vivek and Coo Way, thanks for providing these insights about the fund and the sector.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Vivek Gandhi is an Analyst at Putnam. He has an M.B.A. from Xavier Labour Relations Institute in Jamshedpur, India, and a B.Eng. from Regional Engineering College in Bhopal, India. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1994.

Portfolio Manager Coo Way Law is an Analyst at Putnam. He has a B.A. from the National University of Malaysia. A CFA charterholder, he joined Putnam in 2008 and has been in the investment industry since 1993.

8

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the fiscal period ended August 31, 2009. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since December 18, 2008 (commencement of operations). Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 8/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	5.60%	–0.47%	5.00%	0.00%	5.00%	4.00%	5.20%	1.54%	5.40%	5.70%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 12/18/08 to 8/31/09

Current performance cannot guarantee future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,500 ($10,000 with contingent deferred sales charge). Class C shares would have been valued at $10,500 ($10,400 with contingent deferred sales charge). A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,154 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,540 and $10,570, respectively.

9

Comparative index returns For the period ended 8/31/09

	MSCI World Telecommunications Services Index	Lipper Telecommunication Funds category average*

Life of fund	3.79%	21.60%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 8/31/09, there were 44 funds in this Lipper category.

Fund price and distribution information For the period ended 8/31/09

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/18/08*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

8/31/09	10.56	11.20	10.50	10.50	10.52	10.90	10.54	10.57

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* The inception date of the fund.

Fund performance as of most recent calendar quarter Total return for the period ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	11.00%	4.62%	10.40%	5.40%	10.40%	9.40%	10.60%	6.76%	10.80%	11.30%

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year
ended 8/31/09*	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%

Estimated total annual operating expenses for the
fiscal year ended 8/31/09	4.81%	5.56%	5.56%	5.31%	5.06%	4.56%

Annualized expense ratio for the six-month period
ended 8/31/09†	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

* Reflects Putnam Management’s decision to contractually limit expenses through July 31, 2010.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on data in the financial highlights.

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Telecommunications Fund from March 1, 2009, to August 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$8.19	$12.37	$12.37	$10.98	$9.59	$6.79

Ending value (after expenses)	$1,226.50	$1,220.90	$1,220.90	$1,221.80	$1,224.20	$1,226.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2009, use the following calculation method. To find the value of your investment on March 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.43	$11.22	$11.22	$9.96	$8.69	$6.16

Ending value (after expenses)	$1,017.85	$1,014.06	$1,014.06	$1,015.32	$1,016.59	$1,019.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the period.

11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Telecommunications Services Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the telecommunications sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June  12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on theirconsideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and

13

its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances  —for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses

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and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009.

They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’

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pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam Global Telecommunications Fund	0.642%	0.700%	(0.058)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the

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financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets

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of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in

18

effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

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Other information for shareholders

Upcoming shareholder vote

The Putnam Funds will hold a shareholder meeting on November 19, 2009, in Boston, Massachusetts, to decide several proposals that affect your fund. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Shareholder proposals

1. Election of Trustees. The Putnam Funds’ Board of Trustees is responsible for overseeing the operation of the Putnam funds and for assuring that each fund is managed in the best interests of its shareholders. All but one of the Trustees are independent of Putnam Investments. All of the current Trustees work on your behalf and are up for re-election. The Trustees recommend you vote to elect all Trustees.

2. Shareholder-friendly changes to Putnam fund management fees. As a Putnam fund shareholder, you pay a management fee that covers key services such as portfolio management, securities trading, and accounting. The management fee typically represents the single largest component of a fund’s total expenses. Key benefits of the proposal include:

a. Lower management fees The change will result in reduced management fees for virtually all Putnam funds, including significantly lower management fees for fixed-income and asset allocation funds.

b. Fund family breakpoints Asset-level discounts for management fees will be based on the growth of all Putnam mutual fund assets, rather than an individual Putnam fund’s assets. This change will allow shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific fund is not growing.

c. Performance fees on U.S. growth funds, international funds, and Putnam Global Equity Fund These equity funds would have performance fees reflecting the strength or weakness of the investment performance of a given fund. Management fees for these funds would decline from their standard fee if the funds underperform their benchmarks and would rise if the funds outperform.

The Trustees recommend you vote for the proposed new management contracts that include these fee changes.

3. Updating investment restrictions of certain funds. Several different fund-specific proposals are included. However, all involve updating and standardizing investment restrictions in certain areas to provide portfolio managers with added investment flexibility, as well as to reduce administrative and compliance burdens for the funds. The Trustees recommend you vote to update and standardize these investment restrictions.

Please remember to vote

Delaying your vote will increase fund expenses if further mailings are required. If you complete your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

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Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2009, Putnam employees had $298,000,000 and the Trustees had $34,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Putnam Global Telecommunications Fund:

We have audited the accompanying statement of assets and liabilities of the Putnam Global Telecommunications Fund (the “fund”), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 18, 2008 (commencement of operations) to August 31, 2009. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Putnam Global Telecommunications Fund as of August 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 12, 2009

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The fund’s portfolio 8/31/09

COMMON STOCKS (97.7%)*	Shares	Value

Broadcasting (1.8%)
Liberty Media Corp. — Entertainment Ser. A †	2,200	$61,358

		61,358
Cable television (13.0%)
DIRECTV Group, Inc. (The) †	4,600	113,896

Jupiter Telecommunications Co., Ltd. (Japan)	84	73,185

Rogers Communications Class B (Canada)	1,140	31,390

Telenet Group Holding NV (Belgium) †	5,914	140,777

Time Warner Cable, Inc.	2,000	73,840

		433,088
Regional Bells (21.0%)
AT&T, Inc.	15,038	391,740

Qwest Communications International, Inc.	20,053	71,990

Verizon Communications, Inc.	7,718	239,567

		703,297
Telecommunications (52.5%)
America Movil SAB de CV ADR Ser. L	957	43,209

American Tower Corp. Class A †	2,482	78,555

BT Group PLC (United Kingdom)	74,699	169,118

China Mobile, Ltd. (China)	6,000	58,373

France Telecom SA (France)	9,366	238,649

COMMON STOCKS (97.7%)* cont.	Shares	Value

Telecommunications cont.
Hutchison Telecommunications Hong Kong
Holdings, Ltd. (Hong Kong)	796,000	$125,303

KDDI Corp. (Japan)	21	119,490

Koninklijke (Royal) KPN NV (Netherlands)	7,708	118,476

LG Dacom Corp. (South Korea)	2,340	34,481

Sprint Nextel Corp. †	9,478	34,689

Telecom Italia SpA (Italy)	26,014	42,087

Telefonica SA (Spain)	6,939	175,102

Telstra Corp., Ltd. (Australia)	9,109	25,030

Vodafone Group PLC (United Kingdom)	227,745	490,489

		1,753,051
Telephone (9.4%)
Nippon Telegraph & Telephone (NTT)
Corp. (Japan)	2,500	111,864

Qatar Telecom Q-Tel QSC (Qatar)	2,527	104,532

Swisscom AG (Switzerland)	286	98,874

		315,270
Total common stocks (cost $3,116,168)		$3,266,064

SHORT-TERM INVESTMENTS (5.7%)*	Shares	Value

Putnam Money Market Liquidity Fund [e]	189,881	$189,881

Total short-term investments (cost $189,881)		$189,881

TOTAL INVESTMENTS

Total investments (cost $3,306,049)		$3,455,945

Key to holding’s abbreviations

    ADR   American Depository Receipts

* Percentages indicated are based on net assets of $3,344,002.

† Non-income-producing security.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at August 31, 2009 (as a percentage of Portfolio Value):

United States	37.6%	Hong Kong	3.6%	South Korea	1.0%

United Kingdom	19.1	Netherlands	3.4	Canada	0.9

Japan	8.8	Qatar	3.0	Australia	0.7

France	6.9	Switzerland	2.9	Total	100.0%

Spain	5.1	China	1.7

Belgium	4.1	Italy	1.2

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $655,239)	Value	face value	date	(depreciation)

Australian Dollar	$16,838	$16,744	9/17/09	$94

British Pound	8,132	8,387	9/17/09	(255)

Canadian Dollar	79,210	80,456	9/17/09	(1,246)

Euro	292,724	293,873	9/17/09	(1,149)

Japanese Yen	79,677	77,576	9/17/09	2,101

New Zealand Dollar	10,329	10,111	9/17/09	218

Norwegian Krone	26,180	26,143	9/17/09	37

Singapore Dollar	73,638	73,699	9/17/09	(61)

Swedish Krona	68,548	68,250	9/17/09	298

Total				$37

24

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $496,149)	Value	face value	date	(depreciation)

British Pound	$148,169	$152,814	9/17/09	$4,645

Canadian Dollar	15,897	16,143	9/17/09	246

Hong Kong Dollar	182,965	182,989	9/17/09	24

Japanese Yen	81,635	79,307	9/17/09	(2,328)

Swiss Franc	65,435	64,896	9/17/09	(539)

Total				$2,048

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of August 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Communication services	$1,626,602	$1,578,104	$—

Consumer cyclicals	61,358	—	—

Total common stocks	1,687,960	1,578,104	—

Short-term investments	189,881	—	—

Totals by level	$1,877,841	$1,578,104	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$2,085	$—

Other financial instruments include forward contracts.

The accompanying notes are an integral part of these financial statements.

25

Statement of assets and liabilities 8/31/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,116,168)	$3,266,064
Affiliated issuers (identified cost $189,881) (Note 7)	189,881

Dividends, interest and other receivables	15,868

Foreign tax reclaim	3,798

Receivable for shares of the fund sold	253

Unrealized appreciation on forward currency contracts (Note 1)	7,920

Receivable from Manager (Note 2)	36,753

Unamortized offering costs (Note 1)	23,941

Total assets	3,544,478

LIABILITIES

Payable to custodian (Note 2)	23,140

Payable for investments purchased	11,061

Payable for investor servicing fees (Note 2)	1,029

Payable for custodian fees (Note 2)	7,306

Payable for Trustee compensation and expenses (Note 2)	1,011

Payable for administrative services (Note 2)	23

Payable for distribution fees (Note 2)	1,351

Payable for offering costs (Note 1)	79,169

Unrealized depreciation on forward currency contracts (Note 1)	5,835

Payable for auditing fees	47,800

Payable for reports to shareholders	13,859

Other accrued expenses	8,892

Total liabilities	200,476

Net assets	$3,344,002

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$3,161,991

Undistributed net investment income (Note 1)	99,669

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(69,899)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	152,241

Total — Representing net assets applicable to
capital shares outstanding	$3,344,002

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per
class A share ($3,193,307 divided by 302,540 shares)	$10.56

Offering price per class A share (100/94.25 of $10.56)*	$11.20

Net asset value and offering price per
class B share ($21,363 divided by 2,034 shares)**	$10.50

Net asset value and offering price per
class C share ($10,530 divided by 1,003 shares)**	$10.50

Net asset value and redemption price per
class M share ($10,520 divided by 1,000 shares)	$10.52

Offering price per class M share (100/96.50 of $10.52)*	$10.90

Net asset value, offering price and redemption price per
class R share ($10,538 divided by 1,000 shares)	$10.54

Net asset value, offering price and redemption price per
class Y share ($97,744 divided by 9,244 shares)	$10.57

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26

Statement of operations For the period 12/18/08
(commencement of operations) to 8/31/09

INVESTMENT INCOME

Dividends (net of foreign tax of $7,038)	$108,273

Interest (including interest income of $161 from investments
in affiliated issuers) (Note 7)	1,222

Total investment income	109,495

EXPENSES

Compensation of Manager (Note 2)	14,159

Investor servicing fees (Note 2)	8,393

Custodian fees (Note 2)	7,465

Trustee compensation and expenses (Note 2)	11,512

Administrative services (Note 2)	9,521

Distribution fees — Class A (Note 2)	4,927

Distribution fees — Class B (Note 2)	109

Distribution fees — Class C (Note 2)	66

Distribution fees — Class M (Note 2)	49

Distribution fees — Class R (Note 2)	33

Amortization of offering costs (Note 1)	56,971

Reports to shareholders	17,991

Auditing	49,042

Legal	16,518

Other	2,057

Fees waived and reimbursed by Manager (Note 2)	(169,477)

Total expenses	29,336

Expense reduction (Note 2)	(6)

Net expenses	29,330

Net investment income	80,165

Net realized loss on investments (Notes 1 and 3)	(69,899)

Net realized gain on foreign currency transactions (Note 1)	19,504

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	2,345

Net unrealized appreciation of investments during the period	149,896

Net gain on investments	101,846

Net increase in net assets resulting from operations	$182,011

Statement of changes in net assets

INCREASE IN NET ASSETS
For the period 12/18/08
(commencement of operations)
to 8/31/09

Operations:

Net investment income	$80,165

Net realized loss on investments and
foreign currency transactions	(50,395)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	152,241

Net increase in net assets resulting from operations	182,011

Redemption fees (Note 1)	63

Increase from capital share transactions (Note 4)	161,928

Total increase in net assets	344,002

NET ASSETS

Beginning of period (Note 6)	3,000,000

End of period (including undistributed net investment
income of $99,669)	$3,344,002

The accompanying notes are an integral part of these financial statements.

27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:

			Net realized and	Total from				Net assets,	Ratio of expenses	Ratio of net investment
	Net asset value,	Net investment	unrealized gain (loss)	investment	Redemption	Net asset value,	Total return at net	end of period	to average net assets	income (loss) to average	Portfolio
Period ended	beginning of period	income (loss) a,b	on investments	operations	fees c	end of period	asset value (%) *d	(in thousands)	(%) *e,f	net assets (%) *b,e	turnover (%) *

Class A
August 31, 2009 †	$10.00	.26	.30	.56	—	$10.56	5.60	$3,193	1.02	2.79	45.40

Class B
August 31, 2009 †	$10.00	.24	.26	.50	—	$10.50	5.00	$21	1.55	2.57	45.40

Class C
August 31, 2009 †	$10.00	.21	.29	.50	—	$10.50	5.00	$11	1.55	2.25	45.40

Class M
August 31, 2009 †	$10.00	.23	.29	.52	—	$10.52	5.20	$11	1.37	2.43	45.40

Class R
August 31, 2009 †	$10.00	.24	.30	.54	—	$10.54	5.40	$11	1.19	2.60	45.40

Class Y
August 31, 2009 †	$10.00	.33	.24	.57	—	$10.57	5.70	$98.84		3.42	45.40

* Not annualized.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects dividends received by the fund from two issuers which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.04	0.39%

Class B	0.03	0.37

Class C	0.04	0.39

Class M	0.04	0.39

Class R	0.04	0.39

Class Y	0.02	0.26

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of average net assets

August 31, 2009	5.90%

f Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 8/31/09

Note 1: Significant accounting policies

Putnam Global Telecommunications Fund (the “fund”) is a non-diversified series of Putnam Funds Trust (the “trust”), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the telecommunication industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on December 18, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, October 12, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At August 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to

30

protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At August 31, 2009, the fund had a net liability position of $2,839 on derivative contracts subject to the Master Agreements.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2009, the fund had a capital loss carryover of $69,747 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on August 31, 2017.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended August 31, 2009, the fund reclassified $19,504 to increase undistributed net investment income with an increase to accumulated net realized losses of $19,504.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2009 were as follows:

Unrealized appreciation	$268,823
Unrealized depreciation	(119,078)

Net unrealized appreciation	149,745
Undistributed ordinary income	101,792
Capital loss carryforward	(69,747)

Cost for federal income tax purposes	$3,306,200

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Offering costs The offering costs of $80,912 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services
and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion, and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the period ended August 31, 2009, the fund’s expenses were reduced by $151,924 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract,

31

investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended August 31, 2009, the fund’s expenses were reduced by $17,553 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended August 31, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At August 31, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the period ended August 31, 2009, the fund’s expenses were reduced by $6 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $246 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the period ended August 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,480,486 and $1,294,419, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class A	Shares	Amount

Shares sold	8,325	$78,090

Shares issued in
connection with
reinvestment of
distributions	—	—

	8,325	78,090

Shares
repurchased	(785)	(7,345)

Net increase	7,540	$70,745

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For the period 12/18/08
(commencement of operations) to 8/31/09

Class B	Shares	Amount

Shares sold	1,090	$9,639

Shares issued in
connection with
reinvestment of
distributions	—	—

	1,090	9,639

Shares
repurchased	(56)	(511)

Net increase	1,034	$9,128

For the period 12/18/08
(commencement of operations) to 8/31/09

Class C	Shares	Amount

Shares sold	3	$25

Shares issued in
connection with
reinvestment of
distributions	—	—

	3	25

Shares
repurchased	—	—

Net increase	3	$25

For the period 12/18/08
(commencement of operations) to 8/31/09

Class M	Shares	Amount

Shares sold	—	$—

Shares issued in
connection with
reinvestment of
distributions	—	—

	—	—

Shares
repurchased	—	—

Net increase	—	$—

For the period 12/18/08
(commencement of operations) to 8/31/09

Class R	Shares	Amount

Shares sold	—	$—

Shares issued in
connection with
reinvestment of
distributions	—	—

	—	—

Shares
repurchased	—	—

Net increase	—	$—

	For the period 12/18/08
	(commencement of operations) to 8/31/09

Class Y	Shares	Amount

Shares sold	8,449	$83,939

Shares issued in
connection with
reinvestment of
distributions	—	—

	8,449	83,939

Shares
repurchased	(205)	(1,909)

Net increase	8,244	$82,030

At August 31, 2009, Putnam Investments, LLC owned the following shares:

		Percentage of
	Shares	ownership	Value

Class A	295,000	97.5%	3,115,200

Class B	1,000	49.2	10,500

Class C	1,000	99.7	10,500

Class M	1,000	100.0	10,520

Class R	1,000	100.0	10,540

Class Y	1,000	10.8	10,570

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of August 31, 2009:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for	Statement of		Statement of
as hedging	assets and		assets and
instruments under	liabilities	Market	liabilities	Market
Statement 133	location	value	location	value

Foreign exchange
contracts	Receivables	$7,920	Payables	$5,835

Total		$7,920		$5,835

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the period ended August 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Forward
Derivatives not accounted for as hedging	currency
instruments under Statement 133	contracts	Total

Foreign exchange contracts	$19,822	$19,822

Total	$19,822	$19,822

The following is a summary of unrealized gains or losses of derivative instruments on the Statement of operations for the period ended August 31, 2009 (see Note 1):

Change in Unrealized Appreciation or (Depreciation) on
Derivatives Recognized in Income

	Forward
Derivatives not accounted for as hedging	currency
instruments under Statement 133	contracts	Total

Foreign exchange contracts	$2,085	$2,085

Total	$2,085	$2,085

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Note 6: Initial capitalization and offering of shares

The fund was established as series of the trust on December 18, 2008. Prior to December 18, 2008, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

	Capital contribution	Shares issued

Class A	$2,950,000	295,000

Class B	$10,000	1,000

Class C	$10,000	1,000

Class M	$10,000	1,000

Class R	$10,000	1,000

Class Y	$10,000	1,000

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $161 for the period ended August 31, 2009. During the period ended August 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $350,597 and $160,716, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

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Federal tax information (unaudited)

For the period ended August 31, 2009, interest and dividends from foreign countries were $79,849 or $0.25 per share (for all classes of shares). Taxes paid to foreign countries were $7,038 or $0.02 per share (for all classes of shares).

The fund designated 32.59% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax period ended August 31, 2009, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

35

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. In addition, he serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology and holds an M.S. from State University of New York at Stonybrook.

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. In addition, he was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

36

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, Mr. Hill received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College in Danville, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group.

37

Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations.

Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and
President of the Funds since 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted

38

to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the Investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.
Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

39

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management	Senior Associate Treasurer/Assistant Clerk
of Funds
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Nancy E. Florek (Born 1957)
Since 2004	Since 2004	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Senior Managing Director, Putnam	Assistant Treasurer and Proxy Manager
Putnam Investments	Investments, Putnam Management and	Since 2005
	Putnam Retail Management	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)
Vice President and	Robert R. Leveille (Born 1969)
Principal Financial Officer	Vice President and
Since 2002	Chief Compliance Officer
Senior Managing Director,	Since 2007
Putnam Investments	Managing Director, Putnam Investments,
Putnam Management, and Putnam
Janet C. Smith (Born 1965)	Retail Management
Vice President, Principal Accounting
Officer and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and
Managing Director, Putnam Investments	BSA Compliance Officer
and Putnam Management	Since 2002
Managing Director, Putnam Investments
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Judith Cohen (Born 1945)
Since 2007	Vice President,
Managing Director, Putnam Investments	Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

The address of each Officer is One Post Office Square, Boston, MA 02109.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Susan G. Malloy
Putnam Investment	John A. Hill, Chairman	Vice President and Assistant Treasurer
Management, LLC	Jameson A. Baxter, Vice Chairman
One Post Office Square	Ravi Akhoury	Beth S. Mazor
Boston, MA 02109	Charles B. Curtis	Vice President
Robert J. Darretta
Investment Sub-Manager	Myra R. Drucker	James P. Pappas
Putnam Investments Limited	Paul L. Joskow	Vice President
57–59 St James’s Street	Elizabeth T. Kennan
London, England SW1A 1LD	Kenneth R. Leibler	Francis J. McNamara, III
	Robert E. Patterson	Vice President and Chief Legal Officer
Investment Sub-Advisor	George Putnam, III
The Putnam Advisory	Robert L. Reynolds	Robert R. Leveille
Company, LLC	W. Thomas Stephens	Vice President and
One Post Office Square	Richard B. Worley	Chief Compliance Officer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and BSA Compliance Officer
Putnam Retail Management	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and
	Executive Vice President, Principal	Assistant Treasurer
Custodian	Executive Officer, Associate Treasurer and
State Street Bank and Trust Company	Compliance Liaison	Wanda M. McManus
Vice President, Senior Associate Treasurer
Legal Counsel	Jonathan S. Horwitz	and Assistant Clerk
Ropes & Gray LLP	Senior Vice President and Treasurer
Nancy E. Florek
Independent Registered Public	Steven D. Krichmar	Vice President, Assistant Clerk,
Accounting Firm	Vice President and Principal	Assistant Treasurer and Proxy Manager
KPMG LLP	Financial Officer

Janet C. Smith
Vice President, Principal Accounting
Officer and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Telecommunications Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN723 258430 10/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2009*	$45,008	$--	$3,900	$-

* The fund commenced operations on December 18, 2008.

For the fiscal year ended August 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amount of $3,900, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2009